                                                     Registration No.  33-74184

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
              SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                       N-8B-2

                          Post-Effective Amendment No.  9

                                INHEIRITAGE ACCOUNT
                OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                             (Exact Name of Registrant)


                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                 440 Lincoln Street
                                 Worcester, MA 01653
                      (Address of Principal Executive Office)


                             Abigail M. Armstrong, Esq.
                                 440 Lincoln Street
                          Worcester, Massachusetts  01653
                 (Name and Address of Agent for Service of Process)


               It is proposed that this filing will become effective:

                immediately upon filing pursuant to paragraph (b)
          -----
             X  on May 1, 1999 pursuant to paragraph (b)
          -----
                60 days after filing pursuant to paragraph (a) (1)
          -----
                this post-effective amendment designates a new effective date ----- for a previously filed post-effective amendment.


                           FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1998 was filed on or before March 30, 1999.

                        RECONCILIATION AND TIE BETWEEN ITEMS
                         IN FORM N-8B-2 AND THE PROSPECTUS

      THIS REGISTRATION STATEMENT CONTAINS TWO PROSPECTUSES: PROSPECTUS A AND
                                   PROSPECTUS B.

ITEM NO. OF
FORM N-8B-2    CAPTION IN PROSPECTUS

1..............Cover Page
2..............Cover Page
3..............Not Applicable
4..............Distribution
5..............The Company, The Separate Account
6..............The Separate Account
7..............Not Applicable
8..............Not Applicable
9..............Legal Proceedings
10.............Prospectus A:   Summary; Description of the Company, the
               Separate Account and the Underlying Funds; The Policy; Policy Termination and Reinstatement; Other Policy Provisions
               Prospectus B:   Summary; Description of the Company, The
               Separate Account and the Underlying Funds; The Policy; Policy Termination and Reinstatement; Other Policy Provisions
11.............Prospectus A:  Summary; Description of the Company, the
               Separate Account, Allmerica Investment Trust,   Variable
               Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., and Delaware Group
               Premium Fund, Inc.; Investment Objectives and Policies
               Prospectus B: Summary; Allmerica Investment Trust; Variable Insurance Products Fund; and T. Rowe Price International Series, Inc.; Investment Objectives and Policies
12.............Prospectus A:  Summary;  Allmerica Investment Trust, Variable
               Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., and Delaware Group
               Premium Fund, Inc.
               Prospectus B: Summary; Allmerica Investment Trust; Variable Insurance Products Fund; and T. Rowe Price International Series
13.............Prospectus A: Summary;  Allmerica Investment Trust, Variable
               Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., and Delaware Group Premium Fund, Inc.; Investment Advisory Services to Allmerica Investment Trust, Investment Advisory Services to Variable Insurance Products Fund and Variable Insurance Products Fund II, Investment Advisory Services to T. Rowe Price International Series, Inc.; Investment Advisory Services to Delaware Group Premium Fund, Inc. ; Charges and Deductions
               Prospectus B: Summary; Allmerica Investment Trust; Variable Insurance Products Fund; T. Rowe Price International Series, Inc.; Investment Advisory Services to the Trust; Investment Advisory Services to Variable Insurance Products Fund;
               Investment Advisory Services to T. Rowe Price International Series, Inc.; Charges and Deductions
14.............Summary;  Application for a Policy
15.............Summary; Application for a Policy; Premium Payments; Allocation
               of Net Premiums
16.............Prospectus A:  The Inheiritage Account: Allmerica Investment
               Trust, Variable Insurance Products Fund and Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., and Delaware Group Premium Fund, Inc.; International Series, Inc.; Premium Payments; Allocation of Net Premiums
               Prospectus B: The Inheiritage Account; Allmerica Investment Trust; Variable Insurance Products Fund; and T. Rowe Price International Series, Inc.; Premium Payments; Allocation of Net Premiums

17.............Summary; Surrender; Partial Withdrawal; Charges and Deductions;
               Policy Termination and Reinstatement
18.............Prospectus A:  The Inheiritage Account: Allmerica Investment
               Trust, Variable Insurance Products Fund and Variable Insurance Products Fund II, T. Rowe Price International Series, Inc., and Delaware Group Premium Fund, Inc.; International Series, Inc.; Premium Payments
               Prospectus B: The Inheiritage Account; Allmerica Investment Trust; Variable Insurance Products Fund; and T. Rowe Price International Series, Inc.; Premium Payments
19.............Reports; Voting Rights
20.............Not Applicable
21.............Summary; Policy Loans; Other Policy Provisions
22.............Other Policy Provisions
23.............Not Required
24.............Other Policy Provisions
25.............The Company
26.............Not Applicable
27.............The Company
28.............Directors and Principal Officers of the Company
29.............The Company
30.............Not Applicable
31.............Not Applicable
32.............Not Applicable
33.............Not Applicable
34.............Not Applicable
35.............Distribution
36.............Not Applicable
37.............Not Applicable
38.............Summary; Distribution
39.............Summary; Distribution
40.............Not Applicable
41.............The Company, Distribution
42.............Not Applicable
43.............Not Applicable
44.............Premium Payments; Policy Value and Cash Surrender Value
45.............Not Applicable
46.............Policy Value and Cash Surrender Value; Federal Tax Considerations
47.............The Company
48.............Not Applicable
49.............Not Applicable
50.............The Inheiritage Account
51.............Cover Page; Summary; Charges and Deductions; The Policy; Policy
               Termination and Reinstatement;  Other Policy Provisions
52.............Addition, Deletion or Substitution of Investments
53.............Federal Tax Considerations
54.............Not Applicable
55.............Not Applicable
56.............Not Applicable
57.............Not Applicable
58.............Not Applicable
59.............Not Applicable

                         FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                     WORCESTER, MASSACHUSETTS
                   INDIVIDUAL JOINT SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE
                                        INSURANCE POLICIES
                                   ALLMERICA SELECT INHEIRITAGE



                        This Prospectus provides important information about
                        Allmerica Select Inheiritage, an individual joint
                        survivorship flexible premium variable life insurance
                        policy issued by First Allmerica Financial Life
                        Insurance Company. The policies are funded through
                        the Inheiritage Account, a separate investment
                        account of the Company that is referred to as the
                        Separate Account. Life insurance coverage is provided
                        for two Insureds, with Death Proceeds payable at
                        death of the last surviving Insured. Applicants must
                        be Age 80 or under with respect to the younger
                        Insured, and Age 85 or under with respect to the
                        older Insured.
                        The Separate Account is subdivided into Sub-Accounts.
                        Each Sub-Account invests exclusively in shares of one
                        of the following Funds of Allmerica Investment Trust,
                        Variable Insurance Products Fund and T. Rowe Price
   PLEASE READ THIS     International Series, Inc.:
 PROSPECTUS CAREFULLY
 BEFORE INVESTING AND
  KEEP IT FOR FUTURE
      REFERENCE.
    VARIABLE LIFE
   POLICIES INVOLVE
        RISKS
  INCLUDING POSSIBLE
  LOSS OF PRINCIPAL.

                        FUND                                                 MANAGER
                        --------------------------------------------------   --------------------------------------------------
 THIS PROSPECTUS MUST   Select Emerging Markets Fund                         Schroder Capital Management International Inc.
  BE ACCOMPANIED BY     Select International Equity Fund                     Bank of Ireland Asset Management (U.S.) Limited
 PROSPECTUSES OF THE    T. Rowe Price International Stock Portfolio          Rowe Price-Fleming International, Inc.
        FUNDS.          Select Aggressive Growth Fund                        Nicholas-Applegate Capital Management, L.P.
                        Select Capital Appreciation Fund                     T. Rowe Price Associates, Inc.
                        Select Value Opportunity Fund                        Cramer Rosenthal McGlynn, LLC
                        Select Growth Fund                                   Putnam Investment Management, Inc.
                        Select Strategic Growth Fund                         Cambiar Investors, Inc.
                        Fidelity VIP Growth Portfolio                        Fidelity Management & Research Company
                        Select Growth and Income Fund                        J. P. Morgan Investment Management Inc.
                        Fidelity VIP Equity-Income Portfolio                 Fidelity Management & Research Company
                        Fidelity VIP High Income Portfolio                   Fidelity Management & Research Company
                        Select Income Fund                                   Standish, Ayer & Wood, Inc.
                        Money Market Fund                                    Allmerica Asset Management, Inc.



                          Policyowners may, within limits, choose the amount
                          of initial payment and vary the frequency and
                          amount of future payments. The Policy allows
                          partial withdrawals and full surrender of the
                          Policy's surrender value, within limits. The
                          Policies are not suitable for short-term
                          investment because of the substantial nature of
                          the surrender charge. If the Policyowner thinks
                          about surrendering the Policy, the lower deferred
                          sales charges that apply during the first two
                          years from the Date of Issue or an increase in the
                          Face Amount should be considered.
                          This Prospectus can also be obtained from the
                          Securities and Exchange Commission's website
                          (http://www.sec.gov).
                          IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING
  THIS LIFE POLICY IS     INSURANCE WITH THE POLICY.
        NOT:
 - A BANK DEPOSIT OR
   OBLIGATION;
 - FEDERALLY INSURED;
 - ENDORSED BY ANY
   BANK OR
   GOVERNMENTAL
   AGENCY.

                          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                        CORRESPONDENCE MAY BE MAILED TO                      DATED MAY 1, 1999
                        ALLMERICA SELECT INHEIRITAGE                         440 LINCOLN STREET
                        P.O. BOX 8179                                        WORCESTER, MASSACHUSETTS 01653
                        BOSTON, MA 02266-8179                                (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS.........................................................................          4
SUMMARY...............................................................................          7
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS............         17
INVESTMENT OBJECTIVES AND POLICIES....................................................         19
INVESTMENT ADVISORY SERVICES..........................................................         20
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         23
VOTING RIGHTS.........................................................................         24
THE POLICY............................................................................         24
  Applying for the Policy.............................................................         24
  Free-Look Period....................................................................         25
  Conversion Privileges...............................................................         26
  Premium Payments....................................................................         26
  Incentive Funding Discount..........................................................         27
  Guaranteed Death Benefit Rider......................................................         27
  Paid-Up Insurance Option............................................................         28
  Allocation of Net Premiums..........................................................         29
  Transfer Privilege..................................................................         30
  Death Proceeds......................................................................         31
  Sum Insured Options.................................................................         31
  Change in Sum Insured Option........................................................         33
  Change in Face Amount...............................................................         34
  Policy Value and Surrender Value....................................................         35
  Death Proceeds Payment Options......................................................         37
  Optional Insurance Benefits.........................................................         37
  Policy Surrender....................................................................         37
  Partial Withdrawals.................................................................         37
CHARGES AND DEDUCTIONS................................................................         38
  Tax Expense Charge..................................................................         38
  Premium Expense Charge..............................................................         38
  Monthly Deduction from Policy Value.................................................         38
  Charges Against Assets of the Separate Account......................................         40
  Surrender Charge....................................................................         41
  Charges on Partial Withdrawals......................................................         43
  Transfer Charges....................................................................         43
  Charge for Increase in Face Amount..................................................         44
  Other Administrative Charges........................................................         44
POLICY LOANS..........................................................................         44
  Repayment of Loans..................................................................         45
  Effect of Policy Loans..............................................................         45
POLICY TERMINATION AND REINSTATEMENT..................................................         46
  Termination.........................................................................         46
  Reinstatement.......................................................................         46
OTHER POLICY PROVISIONS...............................................................         47
  Policyowner.........................................................................         47
  Beneficiary.........................................................................         47
  Incontestability....................................................................         48
  Suicide.............................................................................         48
  Notice of First Insured to Die......................................................         48
  Age.................................................................................         48
  Assignment..........................................................................         48
  Postponement of Payments............................................................         48

DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.......................................         49
DISTRIBUTION..........................................................................         50
SERVICES..............................................................................         51
REPORTS...............................................................................         51
LEGAL PROCEEDINGS.....................................................................         51
FURTHER INFORMATION...................................................................         51
INDEPENDENT ACCOUNTANTS...............................................................         51
FEDERAL TAX CONSIDERATIONS............................................................         52
  The Company and The Separate Account................................................         52
  Taxation of the Policies............................................................         52
  Modified Endowment Contracts........................................................         53
  Estate and Generation-Skipping Taxes................................................         54
MORE INFORMATION ABOUT THE GENERAL ACCOUNT............................................         54
  General Description.................................................................         55
  General Account Value...............................................................         55
  The Policy..........................................................................         55
  Transfers, Surrenders, Partial Withdrawals and Policy Loans.........................         55
YEAR 2000 DISCLOSURE..................................................................         56
FINANCIAL STATEMENTS..................................................................         56
APPENDIX A -- OPTIONAL BENEFITS.......................................................        A-1
APPENDIX B -- PAYMENT OPTIONS.........................................................        B-1
APPENDIX C -- ILLUSTRATIONS...........................................................        C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES................................        D-1
APPENDIX E -- PERFORMANCE INFORMATION.................................................        E-1
FINANCIAL STATEMENTS..................................................................        F-1

                                 SPECIAL TERMS

ACCUMULATION UNIT: A measure of the Policyowner's interest in a Sub-Account.

AGE: An Insured's age as of the nearest birthday measured from the Policy anniversary.

BENEFICIARY: The person(s) designated by the owner of the Policy to receive the insurance proceeds upon the death of the last surviving Insured.


COMPANY: First Allmerica Financial Life Insurance Company. "We," "our," "us," and "the Company" refer to First Allmerica Financial Life Insurance Company in this Prospectus.


DATE OF ISSUE: The date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at death of the last surviving Insured, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Rider is in effect, the Death Proceeds will be the greater of (a) the Face Amount as of the Final Premium Payment Date, or (b) the Policy Value as of the date due proof of death is received by the Company. This Rider may not be available in all states.

DEBT: All unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, including medical information satisfactory to the Company, that is used to determine the Insureds' Premium Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Policy is set forth in the specifications pages of the Policy.

FINAL PREMIUM PAYMENT DATE: The Policy anniversary nearest the younger Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of the Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Table D, Smoker or Non-Smoker, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: The minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by Age. It is calculated by multiplying the Policy Value by a percentage determined by the younger Insured's Age.

INSURANCE AMOUNT AT RISK: The Sum Insured less the Policy Value.

INSUREDS: The two persons covered under the Policy.

LOAN VALUE: The maximum amount that may be borrowed under the Policy.


MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:



    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and



    - Debt does not exceed Policy Value less surrender charges, then



    - the Policy is guaranteed not to lapse during that period.



EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.


MONTHLY DEDUCTION: Charges deducted monthly from the Policy Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: The date on which the Monthly Deduction is deducted from the Policy Value.

NET PREMIUM: An amount equal to the premium less a tax expense charge and premium expense charge.

PAID-UP INSURANCE: Joint survivorship insurance coverage for the lifetime of the Insureds, with no further premiums due.

POLICY CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: The total amount available for investment under the Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to the Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to the Policy.

POLICYOWNER: The person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: The risk classification that the Company assigns the Insureds based on the information in the application and any other Evidence of Insurability considered by the Company. The Insureds' Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, the Policyowner may specify from which Sub-Account certain deductions will be made or to which Sub-Account Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of a separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other policy liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A division of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Variable Insurance Products Fund, or the
T. Rowe Price International Series, Inc.

SUM INSURED: The amount payable upon the death of the last surviving Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the death of the last surviving Insured, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but will always be at least equal to the Face Amount.

SURRENDER VALUE: The amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.


UNDERLYING FUNDS ("FUNDS"): The Funds of Allmerica Investment Trust ("Trust"), the Portfolios of the Variable Insurance Products Fund ("Fidelity VIP"), and T. Rowe Price International Series ("T. Rowe Price").


VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

WRITTEN REQUEST: A request by the Policyowner in writing, satisfactory to the Company.

YOU OR YOUR: The Policyowner, as shown in the application or the latest change filed with the Company.

                                    SUMMARY

The following is a summary of the individual joint survivorship flexible premium variable life insurance policy sold by First Allmerica Financial Life Insurance Company ("Company"). It highlights key points from the Prospectus which follows. If you are considering the purchase of this product, you should read the Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.


In certain circumstances, the Policy may be considered a "modified endowment contract." Under the Internal Revenue Code of 1986 ("Code"), any Policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."



There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will remain in effect so long as the Policy Value, less any surrender charges and less any outstanding Debt, is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.



If the Policy is in effect at the death of the last surviving Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any Debt, partial withdrawals, and any due and unpaid charges. The Policyowner may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount). A Policyowner has the right to change the Sum Insured option, subject to certain conditions. A Guideline Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.



No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

 FREE-LOOK PERIOD -- The Policy provides for an initial free-look period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of:

     - 45 days after the applications for the Policy are signed,

     - 10 days after you receive the Policy (or, if required by state law, the longer period indicated in the Policy), or

     - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.


     - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing Policy.



 When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank.



 Where required by state law, the refund will equal the premiums paid. In other states or if the Policy was issued in New York as a replacement, the refund will equal the sum of:


     (1) the difference between the premium, including fees and charges paid, and any amount allocated to the Separate Account, PLUS

     (2) the value of the amounts allocated to the Separate Account, PLUS

     (3) any fees or charges imposed on the amounts allocated to the Separate Account.

 The amount refunded in (1) above includes any premiums allocated to the General Account. A free-look privilege also applies after a requested increase in the Face Amount. See THE POLICY -- "Free-Look Period."


 CONVERSION PRIVILEGES -- During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert the Policy to a Fixed flexible premium adjustable life insurance policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Date of Issue, and Premium Class as the original Policy. See THE POLICY -- "Conversion Privileges."


ABOUT THE POLICY

The Policy allows you to make premium payments in any amount and frequency, subject to certain limitations. As long as the Policy remains in force, it will provide for:

    - life insurance coverage on the named Insureds,

    - Policy Value,

    - surrender rights and partial withdrawal rights,

    - loan privileges, and

    - in some cases, additional insurance benefits available by rider for an additional charge.

LIFE INSURANCE

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is a "joint survivorship" policy because Death Proceeds are payable, not on the death of the first Insured to die, but on the death of the last surviving Insured. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the death benefit may vary with the investment experience of the Sub-Accounts.

FLEXIBLE PREMIUM

The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments. You may vary the frequency and amount of future premium payments, subject to certain limits, restrictions and conditions set by Company standards and federal tax laws. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause the Policy to lapse. Because of the variable nature of the Policy, making planned premium payments does not guarantee that the Policy will remain in force. Thus, you may, but are not required to, pay additional premiums. If the Guaranteed Death Benefit Rider is in effect, however, certain minimum premium payment tests must be met. (This Rider may not be available in all states.)

The Policy will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you. During the first 48 Policy months after the Date of Issue or the effective date of an increase in the Face Amount, the Policy will not lapse if the total premiums paid less the Debt, partial withdrawals and withdrawal charges are equal to or exceed the sum of the Minimum Monthly Factor for the number of months the Policy, increase in the Face Amount, or a Policy Change which causes a change in the Minimum Monthly Factor, has been in force. Even during these periods, however, making payments at least equal to the Minimum Monthly Factor will not prevent the Policy from lapsing if the Debt equals or exceeds the Policy Value less surrender charges.


CONDITIONAL INSURANCE AGREEMENT



If at the time of application you make a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, the Company will provide conditional insurance equal to the amount of insurance applied for, subject to the terms of the Conditional Insurance Agreement. If you do not wish to make any payment at the time of application, insurance coverage will not be in force until delivery of the Policy and payment of sufficient premium to place the insurance in force.


If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Principal Office. IF THE POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

GUARANTEED DEATH BENEFIT RIDER (MAY NOT BE AVAILABLE IN ALL STATES)

This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE:

    - guarantees that the Policy will not lapse regardless of the investment performance of the Separate Account; and

    - provides a guaranteed death benefit.

In order to maintain the Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in the Face Amount. In addition, a one-time administrative charge of $25 will be deducted from the Policy Value when the

Rider is elected. Certain transactions, including Policy loans, partial withdrawals, and changes in the Death Benefit Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

MINIMUM MONTHLY FACTOR


The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:



    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and



    - Debt does not exceed Policy Value less surrender charges, then



    - the Policy is guaranteed not to lapse during that period.



EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.


ALLOCATION OF INITIAL PREMIUMS

Net premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the General Account, or to any combination of Accounts. You bear the investment risks of amounts allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE POLICY -- "Allocation of Net Premiums." Premiums allocated to the General Account will earn a fixed rate of interest. Net premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

PARTIAL WITHDRAWALS

After the first Policy year, you may make partial withdrawals from the Policy Value in a minimum amount of $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal. A partial withdrawal will not be allowed under Option 1 if it would reduce the Face Amount below $100,000.

A transaction charge, which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawals," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge also may be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE POLICY -- "Partial Withdrawals" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawals."

LOAN PRIVILEGE

You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy year is 75% of an amount equal to the Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to the Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%.

Therefore, a Policy loan may have a permanent impact on the Policy Value even though it eventually is repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See POLICY LOANS.

PREFERRED LOAN OPTION

A preferred loan option is available under the Policy. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan. There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION MAY NOT BE AVAILABLE IN ALL STATES.

POLICY LAPSE AND REINSTATEMENT

Except as otherwise provided in the optional Guaranteed Death Benefit Rider, the failure to make premium payments will not cause the Policy to lapse unless:

    (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any; or

    (b) Debt exceeds Policy Value less surrender charges.

A 62-day grace period applies to each situation.

Even if the situation described in (a) above exists, the Policy will not lapse if you meet the so-called "Minimum Monthly Factor" test. The Minimum Monthly Factor test is only used to determine whether the Policy will enter the grace period during the first 48 months or within 48 months following an increase in the Face Amount. Under the Minimum Monthly Factor test, the Company determines two amounts:

    - the sum of the payments you have made, minus any Debt, withdrawals and withdrawal charges, and

    - the amount of the Minimum Monthly Factor (the amount is shown on page 5 of the Policy) multiplied by the number of months the Policy has been in force, or the number of months which have elapsed since the last increase in the Face Amount.

The Company then compares the first amount to the second amount. The Policy will not enter the grace period if the first amount is greater than the second amount. If the Policy lapses, it may be reinstated within three years of the date of default (but not later than the Final Premium Payment Date). In order to reinstate, you must pay the reinstatement premium and provide satisfactory Evidence of Insurability. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement. See POLICY TERMINATION AND REINSTATEMENT.


In addition, if the Guaranteed Death Benefit Rider is in effect, the Company guarantees that the Policy will not lapse, regardless of the investment performance of the Separate Account. The Policy may lapse, however, under certain circumstances. See THE POLICY -- "Guaranteed Death Benefit Rider." (This Rider may not be available in all states.)

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment under the Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the Separate Account and all accumulations in the General Account credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Policy Value.

The Surrender Value will be the Policy Value less any Debt and applicable surrender charges. The Surrender Value is relevant, for example, to the continuation of the Policy and in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

DEATH PROCEEDS

The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the last surviving Insured. There are no Death Proceeds payable on the death of the first Insured to die. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Policy month in which the last surviving Insured dies.

Two Sum Insured Options are available. Under Option 1, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the younger Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE POLICY -- "Death Proceeds."

The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See APPENDIX B -- PAYMENT OPTIONS.

FLEXIBILITY TO ADJUST SUM INSURED


Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See THE POLICY -- "Change in Face Amount."


The minimum increase in the Face Amount is $10,000, and any increase also may require additional Evidence of Insurability. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE POLICY -- "Free-Look Period" and "Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS

You have the flexibility to add additional insurance benefits by rider. These include the Split Option Rider, Other Insured Rider, Guaranteed Death Benefit Rider, and Four-Year Term Rider. See APPENDIX A -- OPTIONAL BENEFITS. (All riders may not be available in all states.)

The cost of these optional insurance benefits will be deducted from the Policy Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

PAID-UP INSURANCE OPTION

The Policyowner who elects this option will have, without further premiums due, joint survivorship insurance coverage for the lifetime of the Insureds, with the Death Proceeds payable on the death of the last surviving

Insured. The Policyowner who has elected the Paid-Up Insurance option may not pay additional premiums, select Sum Insured Option 2, increase or decrease the Face Amount, or make partial withdrawals. Policy Value in the Separate Account will be transferred to the General Account on the date the Company receives Written Request to exercise the option, and transfers of Policy Value back to the Separate Account will not be permitted. Riders will continue only with the consent of the Company. Surrender Value and Loan Value are calculated differently. See THE POLICY -- "Paid-Up Insurance Option." This option may not be available in all states.

POLICY FEES AND CHARGES

There are costs related to the insurance and investment features of the Policy. Fees and charges to cover these costs are deducted in several ways.

TAX EXPENSE CHARGE

A charge will be deducted from each premium payment for state and local premium taxes paid by the Company for the Policy and to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes. The total charge is the actual state and local premium taxes paid by the Company, varying according to jurisdiction, and a DAC tax deduction of 1% of premiums. See CHARGES AND DEDUCTIONS -- "Tax Expense Charge."

PREMIUM EXPENSE CHARGE

A charge of 1% of premiums will be deducted from each premium payment to partially compensate the Company for sales expenses related to the Policies. See CHARGES AND DEDUCTIONS -- "Premium Expense Charge."

MONTHLY DEDUCTIONS FROM POLICY VALUE

On the Date of Issue and each Monthly Payment Date, certain charges ("Monthly Deductions") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for administrative expenses, and a charge for the cost of any additional benefits provided by rider. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro-Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from Policy Value."

The MONTHLY COST OF INSURANCE CHARGE is determined by multiplying the Insurance Amount at Risk for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

A MONTHLY ADMINISTRATIVE CHARGE of $6 per month is made for administrative expenses. The charge is designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, Policy loans and loan repayments, changes in Sum Insured Option, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyowner inquiries.

As noted above, certain ADDITIONAL INSURANCE RIDER BENEFITS are available under the Policy for an additional monthly charge. See APPENDIX A -- OPTIONAL BENEFITS.

DEDUCTIONS FROM THE SEPARATE ACCOUNT

A daily charge, currently equivalent to an effective annual rate of 1.15% of the average daily net asset value of each Sub-Account of the Separate Account, is imposed to compensate the Company for its assumption of certain mortality and expense risks and for administrative costs associated with the Separate Account. The rate is 0.90% for the mortality and expense risk and 0.25% for the Separate Account administrative charge.

The administrative charge is eliminated after the 15th Policy year. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the Separate Account."

CHARGES OF THE UNDERLYING INVESTMENT COMPANIES


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1998. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.



                                                   MANAGEMENT                           TOTAL FUND
                                                 FEE (AFTER ANY        OTHER       EXPENSES (AFTER ANY
                                                    VOLUNTARY           FUND            APPLICABLE
UNDERLYING FUND                                      WAIVER)          EXPENSES       REIMBURSEMENTS)
---------------------------------------------  -------------------  ------------  ----------------------
Select Emerging Markets Fund(@)..............          1.00%*             1.19%            2.19%(1)(2)*
Select International Equity Fund.............          0.90%              0.12%            1.02%(1)(2)
T. Rowe Price International Stock
 Portfolio...................................          1.05%              0.00%            1.05%
Select Aggressive Growth Fund................          0.88%              0.07%            0.95%(1)(2)
Select Capital Appreciation Fund.............          0.94%              0.10%            1.04%(1)(2)
Select Value Opportunity Fund................          0.90%(1)*          0.08%            0.98%(1)(2)*
Select Growth Fund...........................          0.81%**            0.05%            0.86%(1)(2)**
Select Strategic Growth Fund(@)..............          0.39%*             0.81%            1.20%(1)(2)*
Fidelity VIP Growth Portfolio................          0.59%              0.09%            0.68%(3)
Select Growth and Income Fund................          0.68%              0.05%            0.73%(1)(2)
Fidelity VIP Equity-Income Portfolio.........          0.49%              0.09%            0.58%(3)
Fidelity VIP High Income Portfolio...........          0.58%              0.12%            0.70%
Select Income Fund...........................          0.54%              0.10%            0.64%(1)
Money Market Fund............................          0.26%              0.06%            0.32%(1)



(@) Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998. Expenses shown are annualized.



* Amount has been adjusted to reflect a voluntary expense limitation currently in effect for Select Emerging Markets Fund, Select Value Opportunity Fund, and Select Strategic Growth Fund. Without these adjustments, the Management Fees and Total Fund Expenses would have been 1.35% and 2.54%, respectively for Select Emerging Markets Fund, 0.91% and 0.99%, respectively, for Select Value Opportunity Fund, and 0.85% and 1.66%, respectively for the Select Strategic Growth Fund.



** Effective June 1, 1998, the management fee for the Select Growth Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1998.



(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Select Growth Fund, 1.10% for Select Growth and Income Fund , 1.00% for Select Income Fund, and 0.60% for Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.


Until further notice, the AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by the AFIMS to a sub-adviser.


Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

The declaration of a voluntary expense management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expense ratios would have been 2.19% for Select Emerging Market Fund, 0.92% for Select Aggressive Growth Fund, 1.02% for Select Capital Appreciation Fund, 0.94% for Select Value Opportunity Fund, 1.01% for Select International Equity Fund, 0.84% for Select Growth Fund, 1.14% for Select Strategic Growth Fund, and 0.70% for Select Growth and Income Fund.



(3) A portion of the brokerage commissions that certain funds paid were used to reduce Fund expenses. In addition, certain funds, or Fidelity Management & Research Company on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for Fidelity VIP Equity-Income Portfolio, and 0.66% for Fidelity VIP Growth Portfolio.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


OTHER CHARGES (NON-PERIODIC)

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS


A transaction charge is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The transaction charge is the smaller of 2% of the amount withdrawn, or $25. In addition to the transaction charge, a partial withdrawal charge also may be made under certain circumstances. See CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawals." The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.


CHARGE FOR INCREASE IN FACE AMOUNT

For each increase in the Face Amount, a charge of $40 will be deducted from the Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See THE POLICY -- "Change in Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Increase in Face Amount."

TRANSFER CHARGE

The first 12 transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE POLICY -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

SURRENDER CHARGES

At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The duration of the surrender charge is 15 years. The surrender charge is imposed only if, during its duration, you request a full surrender of the Policy or a decrease in the Face Amount.

SURRENDER CHARGE ON THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge. Such deferred sales charge varies by average issue Age from 1.95 (for average issue Ages 5 through 75) to 1.31 (for average issue Age 82). In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

The maximum surrender charge remains level for the first 40 Policy months, and reduces by 0.5% or more per month thereafter, as described in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. If you surrender the Policy during the first two Policy years following the Date of Issue, before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, but the deferred sales charge will not exceed 25% of premiums received. See THE POLICY -- "Policy Surrender," and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES FOR INCREASES IN FACE AMOUNT

A separate surrender charge will apply to, and is calculated for, each increase in the Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b) where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 48% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. Such deferred sales charge varies by average Age (at the time of increase) from 1.95 (for average Ages 5 through 75) to 1.31 (for average Age 82). In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. This maximum surrender charge remains level for the first 40 Policy months following the increase, and reduces by 0.5% or more per month thereafter, as described in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. If you surrender the Policy during the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, but the deferred sales charge will not exceed 25% of premiums associated with the increase.

SURRENDER CHARGES ON DECREASES IN FACE AMOUNT

In the event of a decrease in the Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full Policy surrender. See THE POLICY -- "Policy Surrender," and CHARGES AND DEDUCTIONS -- "Surrender Charge."

TAX TREATMENT

The Policy is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest-first" rule applies to any distribution of cash that is required under
Section 7702 of the Code because of a reduction of benefits under the Policy. Death Proceeds under the Policy are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Policies."

The Policy offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test at any time during the first seven Policy years, or within seven years of a material change in the Policy. The Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years, or within seven years of a material change in the Policy, exceeds the sum of the net level premiums that would have been paid had the Policy provided for paid-up future benefits after the payment of seven level premiums. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. In addition, with certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

               DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. As of December 31, 1998, the Company and its subsidiaries had over $27 billion in combined assets and over $48 billion of life insurance in force. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 (Principal Office).


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

The Separate Account was authorized by vote of the Board of Directors of the Company on August 20, 1991. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.

The assets used to fund the variable portion of the Policies are set aside in the Separate Account and are kept separate from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Fourteen Sub-Accounts of the Separate Account are currently offered under the Policy. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust, the Variable Insurance Products Fund, or the T. Rowe Price International Series, Inc. ("Underlying Funds").

The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle and the income or losses of one Underlying Fund generally have no effect on the investment performance of another Underlying Fund. Shares of each Underlying Fund are not offered to the general public but solely to separate accounts of life insurance companies, such as the Separate Account.

Each Sub-Account has two sub-divisions. One sub-division applies to Policies during their first 15 Policy years, which are subject to a Separate Account administrative charge. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the Separate Account." Thereafter, such Policies are automatically allocated to the second sub-division to account for the elimination of the Separate Account administrative charge.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Sub-Accounts and Separate Account.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment Funds.


The Trust was established by the Company as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Ten investment portfolios ("Funds") of the Trust are available under the Policies, each issuing a series of shares: Select Emerging Markets Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Select Strategic Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund.



Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment adviser of the Trust, and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See "Investment Advisory Services to the Trust."


FIDELITY VARIABLE INSURANCE PRODUCTS FUND


Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981, and is registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the Policies: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, and Fidelity VIP Growth Portfolio.



Various Fidelity companies perform certain activities required to operate VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay an investment management fee to FMR. See "Investment Advisory Services to Fidelity VIP Funds."


T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified management investment company organized in 1994 as a Maryland corporation, and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: the T. Rowe Price International Stock Portfolio. (See "Investment Advisory Services to T. Rowe Price"). An affiliate of Price-Fleming, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the Select Capital Appreciation Fund of the Trust.

                       INVESTMENT OBJECTIVES AND POLICIES


A summary of investment objectives of the Funds is set forth below. BEFORE INVESTING, READ CAREFULLY THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, AND T. ROWE PRICE THAT ACCOMPANY THIS PROSPECTUS. THE PROSPECTUSES OF THE TRUST, FIDELITY VIP AND T. ROWE PRICE CONTAIN MORE DETAILED INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES, RESTRICTIONS, RISKS AND EXPENSES. Statements of Additional Information for the Funds are available on request. The investment objectives of the Funds may not be achieved. Policy Value may be less than the aggregate payments made under the Policy.


SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The Sub-Adviser for the Select Emerging Markets Fund is Schroder Capital Management International Inc.

SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The Manager of the Portfolio is Rowe Price-Fleming International, Inc.

SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management, L.P.

SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is
T. Rowe Price Associates, Inc.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The Sub-Adviser for the Select Value Opportunity Fund is Cramer Rosenthal McGlynn, LLC.

SELECT GROWTH FUND -- seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.

SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies. The Sub-Adviser for the Select Strategic Growth Fund is Cambiar Investors, Inc.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.


SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is J.P. Morgan Investment Management Inc.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high-yielding, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

SELECT INCOME FUND -- seeks a high level of current income. The Fund will invest primarily in investment-grade, fixed-income securities. The Sub-Adviser for the Select Income Fund is Standish, Ayer & Wood, Inc.

MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.

If there is a material change in the investment policy of a Fund, we will notify you of the change. If you have Policy Value allocated to that Fund, you may, without charge, reallocate the Policy Value to another Fund or to the General Account. We must receive your Written Request within 60 days of the latest of the:

    - Effective date of the change in the investment policy, or

    - Receipt of the notice of your right to transfer.

                          INVESTMENT ADVISORY SERVICES

BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm, assists the Company in the selection of the Policy's Funds. In addition, BARRA RogersCasey assists the Trust in the selection of investment advisers for the Funds of the Trust. BARRA RogersCasey provides consulting services to pension plans representing hundreds of billions of dollars in total assets. In its consulting capacity, BARRA RogersCasey monitors the investment performance of over 1000 investment advisers. BARRA RogersCasey is wholly-controlled by BARRA, Inc. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for advice provided to the Funds by AFIMS or the other investment advisers.

Each investment adviser is selected by using strict objective, quantitative, and qualitative criteria, with special emphasis on the investment adviser's record in managing similar portfolios. In consultation with BARRA RogersCasey, a committee monitors and evaluates the ongoing performance of all of the Funds. The committee may recommend the replacement of an investment adviser of one of the Funds of the Trust, or the addition or deletion of Funds. The committee includes members who may be affiliated or unaffiliated with the Company and the Trust.

The following are the investment advisers of the Funds:


FUND                                          MANAGER
--------------------------------------------  --------------------------------------------
                                              Schroder Capital Management International
Select Emerging Markets Fund                   Inc.
                                              Bank of Ireland Asset Management (U.S.)
Select International Equity Fund               Limited
T. Rowe Price International Stock Portfolio   Rowe Price-Fleming International, Inc.
Select Aggressive Growth Fund                 Nicholas-Applegate Capital Management, L.P.
Select Capital Appreciation Fund              T. Rowe Price Associates, Inc.
Select Value Opportunity Fund                 Cramer Rosenthal McGlynn, LLC
Select Growth Fund                            Putnam Investment Management, Inc.
Select Strategic Growth Fund                  Cambiar Investors, Inc.
Fidelity VIP Growth Portfolio                 Fidelity Management and Research Company
Select Growth and Income Fund                 J.P. Morgan Investment Management Inc.
Fidelity VIP Equity-Income Portfolio          Fidelity Management and Research Company
Fidelity VIP High Income Portfolio            Fidelity Management and Research Company
Select Income Fund                            Standish, Ayer & Wood, Inc.
Money Market Fund                             Allmerica Asset Management, Inc.


INVESTMENT ADVISORY SERVICES TO THE TRUST

The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with Allmerica Financial Investment Management Services, Inc. ("AFIMS"), an indirectly wholly owned subsidiary of the Company. AFIMS, subject to Trustee review, is responsible for the daily affairs of the Trust and the general management of the Funds. AFIMS performs administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.

The Trust bears all expenses incurred in its operation, other than the expenses AFIMS assumes under the management agreement. Trust expenses include:

    - Costs to register and qualify the Trust's shares under the Securities Act of 1933 ("1933 Act"),

    - Other fees payable to the SEC,

    - Independent public accountant, legal and custodian fees,

    - Association membership dues, taxes, interest, insurance payments and brokerage commissions,

    - Fees and expenses of the Trustees who are not affiliated with AFIMS,

    - Expenses for proxies, prospectuses, reports to shareholders and other expenses.


Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

For providing its services under the management agreement, AFIMS receives a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:


Select Emerging Markets Fund   *                      1.35%

Select International Equity    First $100
Fund                           million                1.00%
                               Next $150
                               million                0.90%
                               Over $250
                               million                0.85%

Select Aggressive Growth Fund  First $100
                               million                1.00%
                               Next $150
                               million                0.90%
                               Over $250
                               million                0.85%

Select Capital Appreciation    First $100
Fund                           million                1.00%
                               Next $150
                               million                0.90%
                               Over $250
                               million                0.85%

Select Value Opportunity Fund  First $100
                               million                1.00%
                               Next $150
                               million                0.85%
                               Next $250
                               million                0.80%
                               Next $250
                               million                0.75%
                               Over $750
                               million                0.70%

Select Growth Fund             First $250
                               million                0.85%
                               Next $250
                               million                0.80%
                               Next $250
                               million                0.75%
                               Over $750
                               million                0.70%

Select Strategic Growth Fund   *                      0.85%

Select Growth and Income Fund  First $100
                               million                0.75%
                               Next $150
                               million                0.70%
                               Over $250
                               million                0.65%

Select Income Fund             First $50
                               million                0.60%
                               Next $50 million       0.55%
                               Over $100
                               million                0.45%

Money Market Fund              First $50
                               million                0.35%
                               Next $200
                               million                0.25%
                               Over $250
                               million                0.20%



* For the Select Emerging Markets Fund and the Select Strategic Growth Fund, the investment management fee does not vary according to the level of assets in the Fund.



AFIMS is solely responsible for the payment of all fees to Sub-Advisers for their investment management services. Sub-Adviser fees, described in the Trust's prospectus, in no way increase the costs that the Funds, the Separate Account and Policyowners bear.



For managing investments and business affairs, each Portfolio pays a monthly Management fee to FMR. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.



INVESTMENT ADVISORY SERVICES TO FIDELITY VIP FUNDS



The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets, and dividing by twelve.



The Fidelity VIP High Income Portfolio annual fee rate is made up of the sum of two components:

(1) A group fee rate based on the average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.37%, and drops as total assets under management increase.



(2) An individual Fund fee rate of 0.45% the Fidelity VIP High Income Portfolio.



The Fidelity VIP Growth and the Fidelity VIP Equity-Income Portfolios' annual fee rates are each made up of two components:



(1) A group fee rate based on the average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets under management increases.



(2) An individual fund fee rate of 0.30% for the Fidelity VIP Growth Portfolio, and 0.20% for the Fidelity VIP Equity-Income Portfolio.


Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82%. The Fidelity VIP Growth Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE


The Investment Adviser for the T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers, with approximately $32 billion (as of December 31,1998)under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires.


To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to the Policy interest in a Sub-Account without notice to you and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and of T. Rowe Price are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity Policyowners. Although the Company and the Underlying Funds do not currently foresee any such disadvantages, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

If any of these substitutions or changes is made, the Company may, by endorsement, change the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account who furnish instructions to the Company. The Company will also vote shares that it owns and which are not attributable to Policies in the same proportion. The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.


We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Underlying Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good-faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of that action and the reasons for that action will be included in the next periodic report to Policyowners.


                                   THE POLICY

APPLYING FOR THE POLICY

The Policy cannot be issued until the underwriting procedure has been completed. Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insureds are insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination.

CONDITIONAL INSURANCE AGREEMENT


It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one "Minimum Monthly Factor" for the Policy as applied for, the Company will provide fixed conditional insurance in the amount of insurance applied for, subject to the conditions of the Conditional Insurance Agreement. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.


PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL


Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the Company's General Account. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Company's Principal Office. IF THE POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.


FREE-LOOK PERIOD

The Policy provides for an initial "free-look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed, or

    - 10 days after you receive the Policy (or longer if required by state law), or

    - 10 days after the Company mails or personally delivers a notice of withdrawal rights to you.


    - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an exsisting Policy.



When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank.



Where required by state law, the refund will equal the premiums paid. In all other states or if the Policy was issued in New York as a replacement, the refund will equal the sum of:


(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, PLUS

(2) the value of the amounts allocated to the Separate Account, PLUS

(3) any fees or charges imposed on the amounts allocated to the Separate
    Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES

After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "free look" with respect to the increase. You will have the right to cancel the increase before the latest of:

    - 45 days after the application for the increase is signed, or

    - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or

    - 10 days after the Company mails or delivers a notice of withdrawal rights to you.

Upon cancelling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in the Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, the Company will, at your request, issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Date of Issue, and Premium Classes as the original Policy.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office.

PREMIUM FLEXIBILITY

Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not, itself, cause the Policy to lapse.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted from your checking account each month, generally on the Monthly Payment Date, and applied as a premium under the Policy. The minimum payment permitted under a monthly automatic payment procedure is $50.

Premiums are not limited as to frequency and number. No premium payment, however, may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

MINIMUM MONTHLY FACTOR


The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:



    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and



    - Debt does not exceed Policy Value less surrender charges, then



    - the Policy is guaranteed not to lapse during that period.



EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.


In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

INCENTIVE FUNDING DISCOUNT

The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any Debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Code) accumulated from the Date of Issue to the date of qualification. The incentive funding discount may not be available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If, however, the Company receives the proceeds from a Policy issued by an unaffiliated company to be exchanged for the Policy, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

GUARANTEED DEATH BENEFIT RIDER (MAY NOT BE AVAILABLE IN ALL STATES)

An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this Rider is in effect, the Company:

    - guarantees that the Policy will not lapse, regardless of the investment performance of the Separate Account, and

    - provides a guaranteed death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in the Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from the Policy Value when the Rider is elected. Certain transactions, including Policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

(1) Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any Debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and

(2) On each Policy anniversary, (a) must exceed (b) where, since the Date of
    Issue:

    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Debt which is classified as a preferred loan; and

    (b) is the sum of the minimum Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the Rider is in force. The Death Proceeds will be the greater of:

    - the Face Amount as of the Final Premium Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

    - foreclosure of a Policy loan, or

    - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above), or

    - any Policy change that results in a negative guideline level premium, or

    - the effective date of a change from Sum Insured Option 2 to Sum Insured Option 1, if such change occurs within five Policy years of the Final Premium Payment Date, or

    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.

PAID-UP INSURANCE OPTION

Upon Written Request, a Policyowner may exercise a Paid-Up Insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the Insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount, up to the Face Amount of the Policy, that the Surrender Value of the Policy can purchase for a net single premium at the Insureds' Ages and Premium Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Table D, Smoker or Non-Smoker with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING
POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the Paid-Up Insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

    - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

    - The Policyowner may not make further premium payments.

    - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may surrender the Policy for its net cash value. The cash value is equal to the net single premium for Paid-Up Insurance at the Insureds' attained Ages. The net cash value is the cash value less any outstanding loans.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less the tax expense charge and the premium expense charge. In the application for the Policy, you may indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. Currently, no charge is imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions.


The procedures the Company follows for telephone transactions may include requiring callers to identify themselves by name, and to identify the Policyowner by name, date of birth, and social security number or PIN number. All transfer instructions by telephone are tape recorded.

INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners periodically should review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. The Policy Value held in the General Account to secure a Policy loan, however, may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone request. As discussed in THE POLICY -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.


Currently, transfers to and from the General Account are permitted only if:


    - there has been at least a 90-day period since the last transfer from the General Account, and

    - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000, or 25%, of the Accumulated Value under the Policy.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Account which invests in the Money Market Fund of the Trust to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITS

The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

    - the minimum amount that may be transferred,

    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - the minimum period of time between transfers involving the General Account, and

    - the maximum amount that may be transferred each time from the General Account.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment policy will not count towards the 12 free transfers.

DEATH PROCEEDS

The Policy provides for the payment of the Death Proceeds to the named Beneficiary on the death of the last surviving Insured. There are no Death Proceeds payable on the death of the first Insured to die. Within 90 days of the death of the first Insured to die, or as soon thereafter as is reasonably possible, due proof of such death must be received at the Principal Office. As long as the Policy remains in force (see POLICY TERMINATION AND REINSTATEMENT), the Company will pay the Death Proceeds of the Policy to the named Beneficiary upon due proof of the death of the last surviving Insured.

Normally, the Company will pay the Death Proceeds within seven days of receiving due proof of the death of the last surviving Insured, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See APPENDIX B -- PAYMENT OPTIONS.

Prior to the Final Premium Payment Date, the Death Proceeds are:

    - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death of the last surviving Insured; plus

    - any additional insurance on the Insureds' lives that is provided by rider; minus

    - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the last surviving Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of death of the last surviving Insured.

SUM INSURED OPTIONS

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the option once per Policy year by Written Request. There is no charge for a change in option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED

The Guideline Minimum Sum Insured is equal to a percentage of the Policy Value as set forth in the Table below. The Guideline Minimum Sum Insured is determined in accordance with Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

                      GUIDELINE MINIMUM SUM INSURED TABLE
          (Age of Younger Insured on Death of Last Surviving Insured)

             Age               Percentage               Age               Percentage
-----------------------------  ----------  -----------------------------  ----------
thru 40......................     250%     61...........................     128%
41...........................     243%     62...........................     126%
42...........................     236%     63...........................     124%
43...........................     229%     64...........................     122%
44...........................     222%     65...........................     120%
45...........................     215%     66...........................     119%
46...........................     209%     67...........................     118%
47...........................     203%     68...........................     117%
48...........................     197%     69...........................     116%
49...........................     191%     70...........................     115%
50...........................     185%     71...........................     113%
51...........................     178%     72...........................     111%
52...........................     171%     73...........................     109%
53...........................     164%     74...........................     107%
54...........................     157%     75 thru 90...................     105%
55...........................     150%     91...........................     104%
56...........................     146%     92...........................     103%
57...........................     142%     93...........................     102%
58...........................     138%     94...........................     101%
59...........................     134%     95...........................     100%
60...........................     130%

Under both Option 1 and Option 2 the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured and the Death Proceeds will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. The cost of insurance included in the Monthly Deduction will be greater, however, and thus the rate at which Policy Value will accumulate will be slower under Option 2 than under Option 1 (assuming the same specified Face Amount and the same actual premiums paid). See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

If the Policyowner desires to have premium payments and investment performance reflected in the amount of the Sum Insured, the Policyowner should choose Option
2. If the Policyowner desires premium payments and investment performance reflected to the maximum extent in the Policy Value, Option 1 should be selected.

ILLUSTRATIONS

For purposes of this illustration, assume that the younger Insured is under the Age of 40, and that there is no outstanding Debt.

ILLUSTRATION OF OPTION 1


Under Option 1, a Policy with a $250,000 Face Amount generally will have a Sum Insured equal to $250,000. However, because the Sum Insured must be equal to or greater than 250% of the Policy Value, if at any time the Policy Value exceeds $100,000, the Sum Insured will exceed the $300,000 Face Amount. In this example, each additional dollar of Policy Value above $100,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $125,000 will have a Guideline Minimum Sum Insured of $312,000 ($125,000

X 2.50); Policy Value of $150,000 will produce a Guideline Minimum Sum Insured of $375,000 ($150,000 X 2.50); and Policy Value of $200,000 will produce a Guideline Minimum Sum Insured of $500,000 ($200,000 X 2.50).

Similarly, so long as the Policy Value exceeds $100,000, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $125,000 to $100,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $312,500 to $250,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

The applicable percentage becomes lower as the younger Insured's Age increases. If the younger Insured's Age in the above example were, for example, 70 (rather than between 0 and 40), the applicable percentage would be 115%. The Sum Insured would not exceed the $250,000 Face Amount unless the Policy Value exceeded $217,391 (rather than $100,000), and each dollar then added to or taken from the Policy Value would change the Sum Insured by $1.15.

ILLUSTRATION OF OPTION 2

For purposes of this illustration, assume that the younger Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Policy with a Face Amount of $250,000 will generally produce a Sum Insured of $250,000 plus Policy Value. For example, a Policy with a Policy Value of $50,000 will produce a Sum Insured of $300,000 ($250,000 + $50,000); a
Policy Value of $80,000 will produce a Sum Insured of $330,000 ($250,000 + $80,000); a Policy Value of $100,000 will produce a Sum Insured of $350,000 ($250,000 + $100,000). However, the Sum Insured must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $100,000, 250% of that amount will be the Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $100,000 will increase the Sum Insured by $2.50. For example, if the Policy Value is $200,000, the Guideline Minimum Sum Insured will be $500,000 ($200,000 X 2.50); a Policy Value of $250,000 will produce a Guideline Minimum Sum Insured of $625,000 ($250,000 X 2.50); and a Policy Value of $300,000 will produce a Guideline Minimum Sum Insured of $750,000 ($300,000 X 2.50).

Similarly, if the Policy Value exceeds $100,000, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $200,000 to $150,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $500,000 to $375,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the younger Insured's Age increases. If the Insured's Age in the above example were 70, the applicable percentage would be 115%, so that the Sum Insured must be at least 1.15 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $250,000 unless the Policy Value exceeded $217,391 (rather than $100,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.15.

The Sum Insured under Option 2 will always be the greater of the Face Amount plus the Policy Value or the Policy Value multiplied by the applicable percentage.

CHANGE IN SUM INSURED OPTION

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of

Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $100,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in the Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to you. See THE POLICY -- "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN FACE AMOUNT

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insureds is also required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be for less than $100,000. You may not increase the Face Amount after the younger Insured reaches Age 80 or the older Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50, plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (a) during a Free-Look Period, to have the increase cancelled, and the charges which would not have been deducted but for the increase will be credited to the Policy, and (b) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See THE POLICY -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN FACE AMOUNT

The minimum amount for a decrease in the Face Amount is $100,000. The Face Amount in force after any decrease may not be less than $100,000. If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Policy Value may be returned to you (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in a tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value." For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:


    - the Face Amount provided by the most recent increase;


    - the next most recent increases successively; and

    - the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment, and is equal to the sum of:

    - your accumulation in the General Account, plus

    - the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE


The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account; see THE POLICY -- "Applying for a Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:


    - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulation Units allocated to the Policy; plus

    - the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT

Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

    (a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

    (b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;


    (c) is a charge for each day in the Valuation Period equal on an annual basis to 0.90% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%; and

    (d) is the Separate Account administrative charge for each day in the Valuation Period equal on an annual basis to 0.25% of the daily net asset value of that Sub-Account. This charge is applicable only during the first 15 Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

DEATH PROCEEDS PAYMENT OPTIONS

During the Insureds' lifetimes, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in APPENDIX B - PAYMENT OPTIONS. These choices are also available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future. If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the death of the last surviving Insured, select one or more of the payment options if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

POLICY SURRENDER

You may at any time surrender the Policy and receive its Surrender Value. The Surrender Value is the Policy Value less any Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Policy are received at the Principal Office. A surrender charge will be deducted when a Policy is surrendered if less than 15 full Policy years have elapsed from the Date of Issue of the Policy or from the effective date of any increase in the Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a lump sum or under one of the payment options described in APPENDIX B -- PAYMENT OPTIONS. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments."

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWALS

Any time after the first Policy year, you may withdraw a portion of the Surrender Value of the Policy, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $100,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawals." Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances as described in OTHER POLICY PROVISIONS -- "Postponement of Payments."

For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policies.

Certain of the charges and deductions described below may be reduced for Policies issued to employees of the Company and its affiliates located at the Company's home office (or at off-site locations if such employees are on the Company's home office payroll); directors of the Company and its affiliates and subsidiaries; employees and registered representatives of any broker-dealer that has entered into a sales agreement with the Company or Allmerica Investments, Inc. to sell the Policies, and any spouses or children of the above persons. The cost of insurance charges may be reduced, and no surrender charges, partial withdrawal charges or front-end sales loads will be imposed (and no commissions will be paid), where the Policyowner as of the date of application is within these categories.

TAX EXPENSE CHARGE

A charge will be deducted from each premium payment for the actual state and local premium taxes paid by the Company and a charge of 1% of premiums to compensate the Company for federal taxes imposed for deferred acquisition costs ("DAC") taxes. The premium tax deduction will change if there is a change in tax rates or if the applicable jurisdiction changes (the Company should be notified of any change in address as soon as possible). The Company reserves the right to increase or decrease the 1% DAC tax deduction to reflect changes in the Company's expenses for DAC taxes.

PREMIUM EXPENSE CHARGE

A charge of 1% of premiums will be deducted from each premium payment to partially compensate the Company for the cost of selling the Policies. The premium expense charge is a factor the Company must use when calculating the maximum sales load it can charge under SEC rules during the first two Policy years.

MONTHLY DEDUCTION FROM POLICY VALUE

Prior to the Final Premium Payment Date, a Monthly Deduction from Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charges are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount will also include a $40 administrative charge for the increase. See THE POLICY -- "Change in Face Amount."

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instruction or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, however, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those last surviving Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE

If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1, assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect. In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in the Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured which is required to comply with the Guideline rules. This charge will be calculated by:

    - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

    - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)


                                         OR


    - the Face Amount PLUS the Policy Value (if you selected Sum Insured Option
      2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount. See THE POLICY -- "Change in Face Amount."

COST OF INSURANCE RATES

Cost of insurance rates are based on a blended unisex rate table, Age and Premium Class of the Insureds at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, and risk classification. Sex-distinct rates do not apply, except in those states that do not permit unisex rates.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insureds' Ages increase. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table D, Smoker or Non-Smoker, and the Insureds' Ages. The Tables used for this purpose set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into Standard Premium Classes and Substandard Premium Classes. In an otherwise identical Policy, an Insured in the Standard Premium Class will have a lower cost of insurance than an Insured in a Substandard Premium Class with a higher mortality risk. The Premium Classes are also divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for an Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount that you request, at a time when an Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if an Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES

Prior to the Final Premium Payment Date, a monthly administrative charge of $6 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insureds' Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE SEPARATE ACCOUNT

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company and a charge for administrative expenses of the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE

The Company currently makes a charge on an annual basis of 0.90% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policies. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

During the first 15 Policy years, the Company assesses a charge on an annual basis of 0.25% of the daily net asset value in each Sub-Account. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts, and is not expected to be a source of profit. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees. No Separate Account administrative charge is imposed after the 15th Policy year.

OTHER CHARGES AND EXPENSES

Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Trust, Fidelity VIP, and T. Rowe Price contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Accounts to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE

The Policy provides for a contingent surrender charge. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount. The duration of the surrender charge is 15 years from Date of Issue or from the effective date of any increase in the Face Amount. A separate surrender charge, described in more detail below, is calculated upon the issuance of the Policy and for each increase in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agent's commissions, advertising and the printing of the prospectus and sales literature.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

    (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

    (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by average issue Age from 1.95 (for average issue Ages 5 through 75) to 1.31 (for average issue Age 82).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge continues in a level amount for 40 Policy months and reduces by 0.5% or more per month thereafter, as described in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Policy during the first two Policy years following the Date of Issue, before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 25% of premiums received. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE

A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 48% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. Such deferred sales charge varies by average Age (at the time of increase) from 1.95 (for average Ages 5 through 75) to 1.31 (for average Age 82). In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month thereafter, as provided in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

If you surrender the Policy during the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, as described above, but the deferred sales charge will not exceed 25% of premiums associated with the increase. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The premiums associated with the increase are determined as described below.

ALLOCATION OF POLICY VALUE AND PREMIUMS UPON AN INCREASE IN FACE AMOUNT

Additional premium payments may not be required to fund a requested increase in Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Policy Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Face Amount and the increase.

For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums also would be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

POSSIBLE SURRENDER CHARGE ON A DECREASE IN THE FACE AMOUNT

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order: (1) the most recent increase; (2) the next most recent increases successively, and
(3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWALS


After the first Policy year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $100,000. A transaction charge, which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge. The Company does not expect to make a profit on this charge.


A partial withdrawal charge also may be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company, less the total of any prior withdrawals in that Policy year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal.

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in the Face
      Amount;

    - second, the surrender charge for the next most recent increases successively;

    - last, the surrender charge for the initial Face Amount.

TRANSFER CHARGES

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year. See THE POLICY -- "Transfer Privilege."

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Account which invests in the Money Market Fund of the Trust to one or more of the other Sub-Accounts; or

    - to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge, and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Policy Value within 20 days of the Date of Issue, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge and in addition to the 12 free transfers in a Policy year. See THE POLICY -- "Conversion Privileges," and POLICY LOANS.

CHARGE FOR INCREASE IN FACE AMOUNT

For each increase in the Face Amount that you request, a transaction charge of $40 will be deducted from the Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. Currently, no such charges are imposed, and any such charge is guaranteed not to exceed $25.

                                  POLICY LOANS

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value. In the first Policy year, the Loan Value is 75% of the Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Policy loans to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

Normally, the loan amount will be paid within seven days after the Company receives the loan request at the Principal Office, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments."

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be cancelled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT

As long as the Policy is in force, the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00%.

PREFERRED LOAN OPTION

A preferred loan option is available under the Policy. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). The preferred loan option may not be available in all states.

LOAN INTEREST CHARGED

Outstanding Policy loans are charged interest. Interest accrues daily, and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount, and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will transfer the Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the repaid loan will be allocated to the various Accounts and increase the Policy Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If the Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value.

EFFECT OF POLICY LOANS

Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon surrender or the death of the last surviving Insured.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Policy to lapse unless:

    (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued,

                                         OR

    (b) the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the last surviving Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Policy month in which the last surviving Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED 48-MONTH GUARANTEE

Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factor for the number of months the Policy, increase in the Face Amount, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy change which causes a change in the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.

REINSTATEMENT

If the Policy has not been surrendered and the Insureds are alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the Company:

    - a written application for reinstatement,

    - Evidence of Insurability showing that the Insureds are insurable according to the Company's underwriting rules, and

    - a premium that, after the deduction of the tax expense charge and premium expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE

If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in (1) or (2). Under (1), the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under (2), the minimum amount payable is the sum of:

    1. the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

    2. Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue or any increase in the Face Amount, you must pay the amount shown in (2) above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT

The Policy Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

    - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

    - the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                            OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is named in the application for the Policy. The Policyowner is generally entitled to exercise all rights under a Policy while the Insureds are alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insureds is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the death of the last surviving Insured. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the last surviving Insured. While the Insureds are alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the last surviving Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the last surviving Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the last surviving Insured dies will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the lifetimes of both Insureds for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the lifetimes of both Insureds for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if either Insured commits suicide within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Debt and less any partial withdrawals. If either Insured commits suicide, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

NOTICE OF FIRST INSURED TO DIE

Within 90 days of the death of the first Insured to die, or as soon thereafter as is reasonably possible, you must mail to the Principal Office due proof of such death.

AGE

If the Age of either Insured as stated in the application for the Policy is not correct, benefits under a Policy will be adjusted to reflect the correct Age, if death of the last surviving Insured occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured.

ASSIGNMENT

The Policyowner may assign a Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the last surviving Insured, as well as payments of a Policy loan and transfers, may be postponed whenever (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (b) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the last surviving Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION
WITH COMPANY                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------  ------------------------------------------------------
Bruce C. Anderson                    Director (since 1996), Vice President (since 1984) and
  Director, Vice President and       Assistant Secretary (since 1992) of First Allmerica
  Assistant Secretary

Abigail M. Armstrong                 Secretary (since 1996) and Counsel (since 1991) of
  Secretary and Counsel              First Allmerica; Secretary (since 1988) and Counsel
                                     (since 1994) of Allmerica Investments, Inc.; and
                                     Secretary (since 1990) of Allmerica Financial
                                     Investment Management Services, Inc.

Warren E. Barnes                     Vice President (since 1996) and Corporate Controller
  Vice President and Corporate       (since 1998) of First Allmerica
  Controller

Robert E. Bruce                      Director and Chief Information Officer (since 1997)
  Director, Vice President and       and Vice President (since 1995) of First Allmerica;
  Chief Information Officer          and Corporate Manager (1979 to 1995) of Digital
                                     Equipment Corporation

John P. Kavanaugh                    Director and Chief Investment Officer (since 1996) and
  Director, Vice President and       Vice President (since 1991) of First Allmerica; and
  Chief Investment Officer           Vice President (since 1998) of Allmerica Financial
                                     Investment Management Services, Inc.

John F. Kelly                        Director (since 1996), Senior Vice President (since
  Director, Senior Vice President,   1986), General Counsel (since 1981) and Assistant
  General Counsel and Assistant      Secretary (since 1991) of First Allmerica; Director
  Secretary                          (since 1985) of Allmerica Investments, Inc.; and
                                     Director (since 1990) of Allmerica Financial
                                     Investment Management Services, Inc.

J. Barry May                         Director (since 1996) of First Allmerica; Director and
  Director                           President (since 1996) of The Hanover Insurance
                                     Compnay; and Vice President (1993 to 1996) of The
                                     Hanover Insurance Company

James R. McAuliffe                   Director (since 1996) of First Allmerica; Director
  Director                           (since 1992), President (since 1994) and Chief
                                     Executive Officer (since 1996) of Citizens Insurance
                                     Company of America

John F. O'Brien                      Director, President and Chief Executive Officer (since
  Director, President and Chief      1989) of First Allmerica; Director (since 1989) of
  Executive Officer                  Allmerica Investments, Inc.; and Director and Chairman
                                     of the Board (since 1990) of Allmerica Financial
                                     Investment Management Services, Inc.

Edward J. Parry, III                 Director and Chief Financial Officer (since 1996) and
  Director, Vice President, Chief    Vice President and Treasurer (since 1993) of First
  Financial Officer and Treasurer    Allmerica; Treasurer (since 1993) of Allmerica
                                     Investments, Inc.; and Treasurer (since 1993) of
                                     Allmerica Financial Investment Management Services,
                                     Inc.

Richard M. Reilly                    Director (since 1996) and Vice President (since 1990)
  Director and Vice President        of First Allmerica; Director (since 1990) of Allmerica
                                     Investments, Inc.; and Director and President (since
                                     1998) of Allmerica Financial Investment Management
                                     Services, Inc.

NAME AND POSITION
WITH COMPANY                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------  ------------------------------------------------------
Robert P. Restrepo, Jr.              Director and Vice President (since 1998) of First
  Director and Vice President        Allmerica; Chief Executive Officer (1996 to 1998) of
                                     Travelers Property & Casualty; Senior Vice President
                                     (1993 to 1996) of Aetna Life & Casualty Company

Eric A. Simonsen                     Director (since 1996) and Vice President (since 1990)
  Director and Vice President        of First Allmerica; Director (since 1991) of Allmerica
                                     Investments, Inc.; and Director (since 1991) of
                                     Allmerica Financial Investment Management Services,
                                     Inc.

Phillip E. Soule                     Director (since 1996) and Vice President (since 1987)
  Director and Vice President        of First Allmerica


                                  DISTRIBUTION

Allmerica Investments, Inc. ("Allmerica Investments"), an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Policies pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. Allmerica Investments is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Policies are sold by agents of the Company who are registered representatives of Allmerica Investments or of broker-dealers which have selling agreements with Allmerica Investments.

The Company pays commissions based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions paid to agents who are registered representatives of Allmerica Investments generally will be up to 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions will generally equal up to 3.5% of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 10% of first-year or 14% of renewal premiums.


Commissions and expense allowances paid to broker-dealers, after issue of the Policy or an increase in the Face Amount, generally will equal 90% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions will generally equal up to 4% of any additional premiums. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to Allmerica Investments for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    SERVICES


The Company receives fees from the investment advisers or other service providers of certain Funds in return for providing certain services to Policyowners. Currently, the Company receives service fees with respect to the Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP High Income Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Funds held by the Separate Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% of the aggregate net asset value of shares held by the Separate Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Funds.



                                    REPORTS



The Company will maintain the records relating to the Separate Account. You will be promptly sent statements of significant transactions such as premium payments, changes in the specified Face Amount, changes in the Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).



In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 act.


                               LEGAL PROCEEDINGS


There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.


                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements of Inheiritage Account of the Company as of December 31, 1998 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to the Policyowner or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly adversely, and possibly retroactively, affect the taxation of the Policies. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policies is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code, and files a consolidated tax return with its parent and affiliates. Because the Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account, no charge is made for federal income taxes which may be attributable to the Separate Account.

The Company periodically will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be; if there are changes made in the federal income tax treatment of variable life insurance at the Company level; or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws, the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE POLICIES

The Company believes that the Policies described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance contracts and places limitations on the relationship of the Policy Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee (but see "Modified Endowment Contracts"). Although the Company believes that the Policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a Policy will meet the Section 7702 definition of a life insurance contract. This is true particularly if the Policyowner pays the full amount of premiums permitted under the Policy. A Policyowner contemplating the payment of such premiums should do so only after consulting a tax adviser. If a Policy were determined not to be a life insurance contract under Section 7702, it would not have most of the tax advantages normally provided by a life insurance contract.

The Code requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury Department regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policies may need to be modified to comply with such regulations. For these reasons, the Policies or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

SPLIT OPTION RIDER/EXCHANGE OPTION RIDER

The Split Option Rider permits a Policy to be split into two other life insurance policies, one covering each Insured singly. A Policy split may have adverse tax consequences. It is not clear whether a Policy split will be treated as a non-taxable exchange under Section 1035 of the Code. Unless a Policy split is so treated, it could result in recognition of taxable income on the gain in the Policy. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The Policyowner should consult a competent tax adviser regarding the possible adverse tax consequences of a Policy split.

POLICY LOANS

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Contracts"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and be taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies covering the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance policy, including the Policy offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A policy fails to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years or within seven years of a material change in the policy exceeds the sum of the net level premiums that would have been paid, had the policy provided for paid-up future benefits after the payment of seven level premiums.

If a policy is considered a modified endowment contract, all distributions under the policy will be taxed on an "income-first" basis. Most distributions received by a policyowner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the policy) will be includible in gross income to the extent that the cash surrender value of the policy exceeds the policyowner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the policyowner's basis in the policy. In addition, with certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same policyowner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be permanently classified as a modified endowment contract.

ESTATE AND GENERATION-SKIPPING TAXES

When the last surviving Insured dies, the Death Proceeds will generally be includible in the Policyowner's estate for purposes of federal estate tax if the last surviving Insured owned the Policy. If the Policyowner was not the last surviving Insured, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $625,000 will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse, when the death proceeds would be available to pay taxes due and other expenses incurred.

As a general rule, if an insured is the policyowner, and death proceeds are payable to a person two or more generations younger than the policyowner, a generation-skipping tax may be payable on the death proceeds at rates similar to the maximum estate tax rate in effect at the time. If the policyowner (whether or not he or she is an insured) transfers ownership of the policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the taxable amount being the value of the policy. (Such a transfer is unlikely but not impossible.) If the death proceeds are not includible in the insured's estate (because the insured retained no incidents of ownership and did not relinquish ownership within three years before death), the payment of the death proceeds to the beneficiary is not subject to the generation-skipping tax regardless of the beneficiary's generation. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. Because these rules are complex, the Policyowner should consult with a tax adviser for specific information where benefits are passing to younger generations.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities laws, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").

The Company may, at its sole discretion, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. YOU ASSUME THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account, and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE POLICY

This Prospectus describes an individual joint survivorship flexible premium variable life insurance policy, and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

If the Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from Policy Value allocated to the General Account.

The first 12 transfers in a Policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Policy loans also may be made from the Policy Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3.5% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.


                              YEAR 2000 COMPLIANCE



The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.



Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.



The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.



The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.


                              FINANCIAL STATEMENTS


Financial statements for the Company and for the Separate Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, your Representative should be contacted.

The following supplemental benefits are available for issue under the Policies for an additional charge. CERTAIN OF THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

SPLIT OPTION RIDER/EXCHANGE OPTION RIDER

    This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, permits you to split the Policy into two life insurance policies, one covering each Insured singly, subject to Company guidelines.

OTHER INSURED RIDER

    This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and minor children of either primary Insured. The Rider includes a feature that allows you to convert the other-insured coverage to any permanent life insurance policy acceptable to the Company.

FOUR-YEAR TERM RIDER

    This Rider provides a term insurance benefit during the first four Policy years, payable upon the death of the last surviving Insured during the coverage period.

GUARANTEED DEATH BENEFIT RIDER

    This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, (a) guarantees that the Policy will not lapse regardless of the performance of the Separate Account, and (b) provides a guaranteed net death benefit.

                                   APPENDIX B
                                PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of (a) the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policies; or (b) the rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

   Option A:  PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

   Option B:  LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's Age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

         (a)  upon the death of the payee, with no further payments due (Life Annuity);

         (b)  upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund); or

         (c)  upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

   Option C:  INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

   Option D:  PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

   Option E:  LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

         (a)  in the same amount as the original amount;

         (b)  in an amount equal to 2/3 of the original amount; or

         (c)  in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policyowner's and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If the Policyowner makes no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B, choice (c) for the attained Age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such Age and amount.

The Policyowner may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when this Policy becomes a claim, the right may be reserved to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option.

A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                                   APPENDIX C
                                 ILLUSTRATIONS
               SURRENDER VALUE, POLICY VALUES AND DEATH BENEFITS

The following tables illustrate the way in which the Sum Insured and the Policy Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Policy issued on the lives of both Insureds, each Age 55, under a Standard Premium Class and qualifying for the non-smoker discount. The tables also illustrate the guaranteed cost of insurance rates and the current cost of insurance rates.

The tables illustrate the Policy Values that would result based upon the assumptions that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown, and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested each year to earn interest (after taxes) at 5% compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values would also be different depending on the allocation of a Policy's total Policy Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premium for the tax expense charge, the Monthly Deduction from Policy Value. The amounts shown also take into account the daily charge against the Separate Account for mortality and expense risks and for the Separate Account administrative charge. In both the Current Cost of Insurance Charges illustrations and the Guaranteed Cost of Insurance Charges illustrations, the Separate Account charges currently are equivalent to an effective annual rate of 1.15% of the average daily value of the assets in the Separate Account in the first fifteen Policy Years, and 0.90% thereafter.


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.95% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 1998 ranged from an annual rate of 0.32% to an annual rate of 2.19% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.95% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.


Until further notice, AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Select Growth Fund, 1.10% for Select Growth and Income Fund , 1.00% for Select Income Fund, and 0.60% for Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.


Until further notice, the AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by the AFIMS to a sub-adviser.


Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a expense management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.


NET ANNUAL RATES OF INVESTMENT

Taking into account the Separate Account mortality and expense risk charge of 0.90%, the Separate Account administrative charge of 0.25% (for the first 15 Policy years only), and the assumed 0.95% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -2.10%, 3.90% and 9.90%, respectively, during the first 15 Policy years and -1.85%, 4.15% and 10.15%, respectively, thereafter.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and Policy Values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGES AND UNDERWRITING CLASSIFICATIONS, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                          ALLMERICA SELECT INHEIRITAGE

                                      INSURED #1: UNISEX NON-SMOKER ISSUE AGE 55


                                      INSURED #2: UNISEX NON-SMOKER ISSUE AGE 55


                                                SPECIFIED FACE AMOUNT $1,000,000

                                                            SUM INSURED OPTION 1

                           CURRENT INSURANCE CHARGES


           PREMIUMS              HYPOTHETICAL 0%                    HYPOTHETICAL 6%                   HYPOTHETICAL 12%
          PAID PLUS          GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
           INTEREST     ---------------------------------  ---------------------------------  ---------------------------------
 POLICY     AT 5%       SURRENDER    POLICY       DEATH    SURRENDER    POLICY       DEATH    SURRENDER    POLICY       DEATH
  YEAR     PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
 ------  ------------   ---------   ---------   ---------  ---------   ---------   ---------  ---------   ---------   ---------
   1        10,500             0       9,357    1,000,000         0       9,934    1,000,000         0      10,511    1,000,000
   2        21,525         5,763      18,424    1,000,000     7,498      20,158    1,000,000     9,301      21,962    1,000,000
   3        33,101         8,695      27,195    1,000,000    12,174      30,674    1,000,000    15,937      34,437    1,000,000
   4        45,256        17,908      35,668    1,000,000    23,722      41,482    1,000,000    30,267      48,027    1,000,000
   5        58,019        27,188      43,838    1,000,000    35,935      52,585    1,000,000    46,184      62,834    1,000,000
   6        71,420        36,164      51,704    1,000,000    48,448      63,988    1,000,000    63,433      78,973    1,000,000
   7        85,491        44,832      59,262    1,000,000    61,261      75,691    1,000,000    82,139      96,569    1,000,000
   8       100,266        53,183      66,503    1,000,000    74,376      87,696    1,000,000   102,437     115,757    1,000,000
   9       115,779        61,207      73,417    1,000,000    87,788      99,998    1,000,000   124,472     136,682    1,000,000
   10      132,068        68,893      79,993    1,000,000   101,494     112,594    1,000,000   148,410     159,510    1,000,000
   11      149,171        77,233      86,113    1,000,000   116,496     125,376    1,000,000   175,438     184,318    1,000,000
   12      167,130        85,067      91,727    1,000,000   131,637     138,297    1,000,000   204,606     211,266    1,000,000
   13      185,986        92,349      96,789    1,000,000   146,877     151,317    1,000,000   236,101     240,541    1,000,000
   14      205,786        99,029     101,249    1,000,000   162,170     164,390    1,000,000   270,134     272,354    1,000,000
   15      226,575       105,047     105,047    1,000,000   177,460     177,460    1,000,000   306,938     306,938    1,000,000
   16      248,404       108,411     108,411    1,000,000   190,945     190,945    1,000,000   345,363     345,363    1,000,000
   17      271,324       110,917     110,917    1,000,000   204,300     204,300    1,000,000   387,271     387,271    1,000,000
   18      295,390       112,518     112,518    1,000,000   217,486     217,486    1,000,000   433,074     433,074    1,000,000
   19      320,660       112,997     112,997    1,000,000   230,315     230,315    1,000,000   483,142     483,142    1,000,000
   20      347,193       112,167     112,167    1,000,000   242,624     242,624    1,000,000   537,960     537,960    1,000,000
 Age 60     58,019        27,188      43,838    1,000,000    35,935      52,585    1,000,000    46,184      62,834    1,000,000
 Age 65    132,068        68,893      79,993    1,000,000   101,494     112,594    1,000,000   148,410     159,510    1,000,000
 Age 70    226,575       105,047     105,047    1,000,000   177,460     177,460    1,000,000   306,938     306,938    1,000,000
 Age 75    347,193       112,167     112,167    1,000,000   242,624     242,624    1,000,000   537,960     537,960    1,000,000


(1) Assumes a $10,000 premium is paid at the beginning of each Policy year and earns interest at 5% per year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                          ALLMERICA SELECT INHEIRITAGE

                                      INSURED #1: UNISEX NON-SMOKER ISSUE AGE 55


                                      INSURED #2: UNISEX NON-SMOKER ISSUE AGE 55


                                                SPECIFIED FACE AMOUNT $1,000,000

                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES


           PREMIUMS              HYPOTHETICAL 0%                    HYPOTHETICAL 6%                   HYPOTHETICAL 12%
          PAID PLUS          GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
           INTEREST     ---------------------------------  ---------------------------------  ---------------------------------
 POLICY     AT 5%       SURRENDER    POLICY       DEATH    SURRENDER    POLICY       DEATH    SURRENDER    POLICY       DEATH
  YEAR     PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
 ------  ------------   ---------   ---------   ---------  ---------   ---------   ---------  ---------   ---------   ---------
   1        10,500             0       9,353    1,000,000         0       9,930    1,000,000         0      10,506    1,000,000
   2        21,525         5,739      18,400    1,000,000     7,473      20,133    1,000,000     9,276      21,936    1,000,000
   3        33,101         8,623      27,123    1,000,000    12,098      30,598    1,000,000    15,857      34,357    1,000,000
   4        45,256        17,743      35,503    1,000,000    23,546      41,306    1,000,000    30,080      47,840    1,000,000
   5        58,019        26,867      43,517    1,000,000    35,588      52,238    1,000,000    45,810      62,460    1,000,000
   6        71,420        35,592      51,132    1,000,000    47,824      63,364    1,000,000    62,755      78,295    1,000,000
   7        85,491        43,878      58,308    1,000,000    60,213      74,643    1,000,000    80,988      95,418    1,000,000
   8       100,266        51,671      64,991    1,000,000    72,702      86,022    1,000,000   100,584     113,904    1,000,000
   9       115,779        58,896      71,106    1,000,000    85,212      97,422    1,000,000   121,603     133,813    1,000,000
   10      132,068        65,463      76,563    1,000,000    97,649     108,749    1,000,000   144,106     155,206    1,000,000
   11      149,171        72,388      81,268    1,000,000   111,022     119,902    1,000,000   169,271     178,151    1,000,000
   12      167,130        78,448      85,108    1,000,000   124,100     130,760    1,000,000   196,059     202,719    1,000,000
   13      185,986        83,535      87,975    1,000,000   136,761     141,201    1,000,000   224,563     229,003    1,000,000
   14      205,786        87,522      89,742    1,000,000   148,866     151,086    1,000,000   254,888     257,108    1,000,000
   15      226,575        90,259      90,259    1,000,000   160,251     160,251    1,000,000   287,153     287,153    1,000,000
   16      248,404        89,549      89,549    1,000,000   168,881     168,881    1,000,000   319,977     319,977    1,000,000
   17      271,324        86,993      86,993    1,000,000   176,217     176,217    1,000,000   355,041     355,041    1,000,000
   18      295,390        82,386      82,386    1,000,000   182,031     182,031    1,000,000   392,602     392,602    1,000,000
   19      320,660        75,139      75,139    1,000,000   185,734     185,734    1,000,000   432,740     432,740    1,000,000
   20      347,193        64,655      64,655    1,000,000   186,719     186,719    1,000,000   475,663     475,663    1,000,000
 Age 60     58,019        26,867      43,517    1,000,000    35,588      52,238    1,000,000    45,810      62,460    1,000,000
 Age 65    132,068        65,463      76,563    1,000,000    97,649     108,749    1,000,000   144,106     155,206    1,000,000
 Age 70    226,575        90,259      90,259    1,000,000   160,251     160,251    1,000,000   287,153     287,153    1,000,000
 Age 75    347,193        64,655      64,655    1,000,000   186,719     186,719    1,000,000   475,663     475,663    1,000,000


(1) Assumes a $10,000 premium is paid at the beginning of each Policy year and earns interest at 5% per year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                          ALLMERICA SELECT INHEIRITAGE

                                      INSURED #1: UNISEX NON-SMOKER ISSUE AGE 55


                                      INSURED #2: UNISEX NON-SMOKER ISSUE AGE 55


                                                SPECIFIED FACE AMOUNT $1,000,000

                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES


           PREMIUMS              HYPOTHETICAL 0%                    HYPOTHETICAL 6%                   HYPOTHETICAL 12%
          PAID PLUS          GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
           INTEREST     ---------------------------------  ---------------------------------  ---------------------------------
 POLICY     AT 5%       SURRENDER    POLICY       DEATH    SURRENDER    POLICY       DEATH    SURRENDER    POLICY       DEATH
  YEAR     PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
 ------  ------------   ---------   ---------   ---------  ---------   ---------   ---------  ---------   ---------   ---------
   1        10,500             0       9,357    1,009,357         0       9,933    1,009,933         0      10,510    1,010,510
   2        21,525         5,760      18,421    1,018,421     7,494      20,155    1,020,155     9,298      21,959    1,021,959
   3        33,101         8,685      27,185    1,027,185    12,162      30,662    1,030,662    15,924      34,424    1,034,424
   4        45,256        17,885      35,645    1,035,645    23,695      41,455    1,041,455    30,235      47,995    1,047,995
   5        58,019        27,143      43,793    1,043,793    35,879      52,529    1,052,529    46,116      62,766    1,062,766
   6        71,420        36,086      51,626    1,051,626    48,348      63,888    1,063,888    63,307      78,847    1,078,847
   7        85,491        44,706      59,136    1,059,136    61,096      75,526    1,075,526    81,922      96,352    1,096,352
   8       100,266        52,994      66,314    1,066,314    74,117      87,437    1,087,437   102,082     115,402    1,115,402
   9       115,779        60,933      73,143    1,073,143    87,398      99,608    1,099,608   123,919     136,129    1,136,129
   10      132,068        68,511      79,611    1,079,611   100,929     112,029    1,112,029   147,575     158,675    1,158,675
   11      149,171        76,705      85,585    1,085,585   115,684     124,564    1,124,564   174,192     183,072    1,183,072
   12      167,130        84,345      91,005    1,091,005   130,486     137,146    1,137,146   202,767     209,427    1,209,427
   13      185,986        91,376      95,816    1,095,816   145,268     149,708    1,149,708   233,426     237,866    1,237,866
   14      205,786        97,739      99,959    1,099,959   159,953     162,173    1,162,173   266,295     268,515    1,268,515
   15      226,575       103,362     103,362    1,103,362   174,450     174,450    1,174,450   301,503     301,503    1,301,503
   16      248,404       106,239     106,239    1,106,239   186,905     186,905    1,186,905   337,750     337,750    1,337,750
   17      271,324       108,149     108,149    1,108,149   198,934     198,934    1,198,934   376,703     376,703    1,376,703
   18      295,390       109,036     109,036    1,109,036   210,442     210,442    1,210,442   418,559     418,559    1,418,559
   19      320,660       108,662     108,662    1,108,662   221,143     221,143    1,221,143   463,338     463,338    1,463,338
   20      347,193       106,822     106,822    1,106,822   230,765     230,765    1,230,765   511,093     511,093    1,511,093
 Age 60     58,019        27,143      43,793    1,043,793    35,879      52,529    1,052,529    46,116      62,766    1,062,766
 Age 65    132,068        68,511      79,611    1,079,611   100,929     112,029    1,112,029   147,575     158,675    1,158,675
 Age 70    226,575       103,362     103,362    1,103,362   174,450     174,450    1,174,450   301,503     301,503    1,301,503
 Age 75    347,193       106,822     106,822    1,106,822   230,765     230,765    1,230,765   511,093     511,093    1,511,093


(1) Assumes a $10,000 premium is paid at the beginning of each Policy year and earns interest at 5% per year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                          ALLMERICA SELECT INHEIRITAGE

                                      INSURED #1: UNISEX NON-SMOKER ISSUE AGE 55


                                      INSURED #2: UNISEX NON-SMOKER ISSUE AGE 55


                                                SPECIFIED FACE AMOUNT $1,000,000

                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES


           PREMIUMS              HYPOTHETICAL 0%                    HYPOTHETICAL 6%                   HYPOTHETICAL 12%
          PAID PLUS          GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
           INTEREST     ---------------------------------  ---------------------------------  ---------------------------------
 POLICY     AT 5%       SURRENDER    POLICY       DEATH    SURRENDER    POLICY       DEATH    SURRENDER    POLICY       DEATH
  YEAR     PER YEAR       VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT     VALUE       VALUE      BENEFIT
 ------  ------------   ---------   ---------   ---------  ---------   ---------   ---------  ---------   ---------   ---------
   1        10,500             0       9,353    1,009,353         0       9,929    1,009,929         0      10,506    1,010,506
   2        21,525         5,736      18,397    1,018,397     7,469      20,130    1,020,130     9,271      21,932    1,021,932
   3        33,101         8,612      27,112    1,027,112    12,084      30,584    1,030,584    15,842      34,342    1,034,342
   4        45,256        17,715      35,475    1,035,475    23,513      41,273    1,041,273    30,040      47,800    1,047,800
   5        58,019        26,809      43,459    1,043,459    35,518      52,168    1,052,168    45,724      62,374    1,062,374
   6        71,420        35,488      51,028    1,051,028    47,691      63,231    1,063,231    62,587      78,127    1,078,127
   7        85,491        43,703      58,133    1,058,133    59,982      74,412    1,074,412    80,685      95,115    1,095,115
   8       100,266        51,393      64,713    1,064,713    72,321      85,641    1,085,641   100,065     113,385    1,113,385
   9       115,779        58,472      70,682    1,070,682    84,610      96,820    1,096,820   120,750     132,960    1,132,960
   10      132,068        64,839      75,939    1,075,939    96,727     107,827    1,107,827   142,748     153,848    1,153,848
   11      149,171        71,494      80,374    1,080,374   109,650     118,530    1,118,530   167,165     176,045    1,176,045
   12      167,130        77,200      83,860    1,083,860   122,106     128,766    1,128,766   192,870     199,530    1,199,530
   13      185,986        81,834      86,274    1,086,274   133,930     138,370    1,138,370   219,835     224,275    1,224,275
   14      205,786        85,256      87,476    1,087,476   144,929     147,149    1,147,149   248,013     250,233    1,250,233
   15      226,575        87,304      87,304    1,087,304   154,877     154,877    1,154,877   277,325     277,325    1,277,325
   16      248,404        85,760      85,760    1,085,760   161,648     161,648    1,161,648   306,094     306,094    1,306,094
   17      271,324        82,208      82,208    1,082,208   166,596     166,596    1,166,596   335,614     335,614    1,335,614
   18      295,390        76,460      76,460    1,076,460   169,414     169,414    1,169,414   365,722     365,722    1,365,722
   19      320,660        67,928      67,928    1,067,928   169,364     169,364    1,169,364   395,809     395,809    1,395,809
   20      347,193        56,064      56,064    1,056,064   165,708     165,708    1,165,708   425,233     425,233    1,425,233
 Age 60     58,019        26,809      43,459    1,043,459    35,518      52,168    1,052,168    45,724      62,374    1,062,374
 Age 65    132,068        64,839      75,939    1,075,939    96,727     107,827    1,107,827   142,748     153,848    1,153,848
 Age 70    226,575        87,304      87,304    1,087,304   154,877     154,877    1,154,877   277,325     277,325    1,277,325
 Age 75    347,193        56,064      56,064    1,056,064   165,708     165,708    1,165,708   425,233     425,233    1,425,233


(1) Assumes a $10,000 premium is paid at the beginning of each Policy year and earns interest at 5% per year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs), based on the joint life expectancy of both Insureds, subject to the deferred sales charge that varies as shown below by average issue Age or average Age at time of increase, as applicable:

  APPLICABLE AGE     MAXIMUM GAPS
------------------  ---------------
       5-75              1.95
        76               1.92
        77               1.81
        78               1.69
        79               1.60
        80               1.50
        81               1.40
        82               1.31

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in the Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge initially remains level for 40 months, declines by one-half of one percent of the initial amount for 80 months, and then declines by one percent each month thereafter, reaching zero at the end of the 180 Policy months (15 Policy years). The factors used in calculating the maximum surrender charges vary with the issue Age of the younger Insured as indicated in the table that follows.

            INITIAL MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Younger      Initial      Younger     Initial     Younger     Initial
  Issue      Surrender      Issue     Surrender     Issue     Surrender
   Age        Charge         Age       Charge        Age       Charge
---------  -------------  ---------  -----------  ---------  -----------

    5             5.00       31            9.40      57           21.00
    6             5.00       32            9.80      58           22.00
    7             5.00       33           10.20      59           23.00
    8             5.00       34           10.60      60           24.00
    9             5.00       35           11.00      61           25.00
   10             5.00       36           11.40      62           26.00
   11             5.00       37           11.80      63           27.00
   12             5.00       38           12.20      64           28.00
   13             5.00       39           12.60      65           29.00
   14             5.00       40           13.00      66           30.00
   15             5.00       41           13.40      67           31.00
   16             5.00       42           13.80      68           32.00
   17             5.00       43           14.20      69           33.00
   18             5.00       44           14.60      70           34.00
   19             5.00       45           15.00      71           35.00
   20             5.00       46           15.40      72           35.00

 Younger      Initial      Younger     Initial     Younger     Initial
  Issue      Surrender      Issue     Surrender     Issue     Surrender
   Age        Charge         Age       Charge        Age       Charge
---------  -------------  ---------  -----------  ---------  -----------
   21             5.40       47           15.80      73           35.00
   22             5.80       48           16.20      74           35.00
   23             6.20       49           16.60      75           35.00
   24             6.60       50           17.00      76           35.00
   25             7.00       51           17.40      77           35.00
   26             7.40       52           17.80      78           35.00
   27             7.80       53           18.20      79           35.00
   28             8.20       54           18.60      80           35.00
   29             8.60       55           19.00
   30             9.00       56           20.00

                                    EXAMPLES

For the purposes of these examples, assume that two non-smokers, each Age 55, are covered as the Insureds under a $1,000,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $16,861.10. The maximum surrender charge for the Policy is calculated as follows:

    (a) Deferred Administrative Charge                                 $8,500.00
       ($8.50/$1,000 of Face Amount)

    (b) Deferred Sales Charge (48% X 1.95 GAPs)                       $15,781.99

                                                                     -----------

           TOTAL                                                      $24,281.99

    Maximum Surrender Charge per Table (19.00 X 1,000)                $19,000.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (a) Deferred Administrative Charge                                 $8,500.00
       ($8.50/$1,000 of Face Amount)

    (b) Deferred Sales Charge (not to exceed 25% of Premiums received, up to one
    GAP,                                                                  Varies
       but less than the maximum number of GAPs subject to the deferred sales charge)

                                                            --------------------

                                                              Sum of (a) and (b)

The maximum surrender charge is $19,000. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

Example 1:

Assume the Policyowner surrenders the Policy in the 10th Policy month, having paid total premiums of $7,500. The actual surrender charge would be $10,375.

Example 2:

Assume the Policyowner surrenders the Policy in the 120th month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month during this period ($95 per month in this example). In this example, the maximum surrender charge would be $11,400.

                                   APPENDIX E
                            PERFORMANCE INFORMATION



The Policies were first offered to the public in 1994. The Company, however, may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables 1(A) and 1(B)), and based on the periods that the Underlying Funds have been in existence (Tables II(A) and II(B)). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Tables I(A) and II(A)) under a "representative" Policy that is surrendered at the end of the applicable period. For more information on charges under the Policy, see CHARGES AND DEDUCTIONS.



Performance information may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index, or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life separate accounts or other investment products tracked by Lipper Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.


At times, the Company also may advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinions of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues, and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar-cost averaging, asset allocation, and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.


In each Table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective Tables, for the one-year period ended December 31, 1998. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insureds are male, Age 45, standard (nonsmoker) Premium Class, and female, Age 43, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $500,000, that an annual premium payment of $5,500 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                                 10 YEARS
                                                                                 OR LIFE
                                                       ONE-YEAR                     OF
                                                        TOTAL          5       SUB-ACCOUNT
UNDERLYING FUND                                         RETURN       YEARS      (IF LESS)
Select Emerging Markets Fund                             N/A          N/A         -100.00%
Select International Equity Fund                         -85.99%      N/A            1.06%
T. Rowe Price International Stock Portfolio              -86.58%      N/A          -11.19%
Select Aggressive Growth Fund                            -91.61%      N/A           -5.41%
Select Capital Appreciation Fund                         -88.46%      N/A            3.97%
Select Value Opportunity Fund                            -97.01%      N/A           -3.49%
Select Growth Fund                                       -67.99%      N/A            8.51%
Select Strategic Growth Fund                             N/A          N/A         -100.00%
Fidelity VIP Growth Portfolio                            -64.14%      N/A            3.06%
Select Growth and Income Fund                            -86.05%      N/A           -0.51%
Fidelity VIP Equity-Income Portfolio                     -90.60%      N/A           -0.81%
Fidelity VIP High Income Portfolio                      -100.00%      N/A          -17.08%
Select Income Fund                                       N/A          N/A         -100.00%
Money Market Fund                                        -96.41%      N/A          -21.16%



The inception dates for the Sub-Accounts are: 5/3/94 for Select International Equity; 4/30/95 for the Select Capital Appreciation; 8/28/95 for the Fidelity VIP Equity-Income, Fidelity VIP Growth, T. Rowe Price International Stock, Select Aggressive Growth, and Select Growth; 9/10/95 for Select Growth and Income; 9/17/95 for Select Value Opportunity; 11/20/95 for Money Market; 12/4/95 for Fidelity VIP High Income; 2/20/98 for Select Emerging Markets and Select Strategic Growth; and 9/11/98 for the Select Income Fund.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $5,500 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                   10 YEARS
                                                                                   OR LIFE
                                                         ONE-YEAR                     OF
                                                          TOTAL          5       SUB-ACCOUNT
UNDERLYING FUND                                           RETURN       YEARS      (IF LESS)
Select Emerging Markets Fund                               N/A          N/A          -22.23%
Select International Equity Fund                            15.16%      N/A           11.01%
T. Rowe Price International Stock Portfolio                 14.54%      N/A            9.75%
Select Aggressive Growth Fund                                9.31%      N/A           14.23%
Select Capital Appreciation Fund                            12.59%      N/A           19.02%
Select Value Opportunity Fund                                3.68%      N/A           16.20%
Select Growth Fund                                          33.90%      N/A           25.49%
Select Strategic Growth Fund                               N/A          N/A           -3.39%
Fidelity VIP Growth Portfolio                               37.91%      N/A           21.01%
Select Growth and Income Fund                               15.10%      N/A           18.42%
Fidelity VIP Equity-Income Portfolio                        10.36%      N/A           17.88%
Fidelity VIP High Income Portfolio                          -5.42%      N/A            7.55%
Select Income Fund                                         N/A          N/A            0.55%
Money Market Fund                                            4.31%      N/A            4.25%



The inception dates for the Sub-Accounts are: 5/3/94 for Select International Equity; 4/30/95 for the Select Capital Appreciation; 8/28/95 for the Fidelity VIP Equity-Income, Fidelity VIP Growth, T. Rowe Price International Stock, Select Aggressive Growth, and Select Growth; 9/10/95 for Select Growth and Income; 9/17/95 for Select Value Opportunity; 11/20/95 for Money Market; 12/4/95 for Fidelity VIP High Income; 2/20/98 for Select Emerging Markets and the Select Strategic Growth; and 9/11/98 for the Select Income Fund.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS, AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insureds are male, Age 45, standard (nonsmoker) Premium Class, and female, Age 43, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $500,000, that an annual premium payment of $5,500 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                            10 YEARS
                                                                               OR
                                                    ONE-YEAR                LIFE OF
                                                     TOTAL         5          FUND
UNDERLYING FUND                                      RETURN      YEARS     (IF LESS)
Select Emerging Markets Fund                          N/A         N/A        -100.00%
Select International Equity Fund                      -85.99%     N/A           1.06%
T. Rowe Price International Stock Portfolio           -86.58%     N/A          -1.59%
Select Aggressive Growth Fund                         -91.61%       5.94%      12.53%
Select Capital Appreciation Fund                      -88.46%     N/A           4.00%
Select Value Opportunity Fund                         -97.01%       3.75%       7.42%
Select Growth Fund                                    -67.99%      14.04%      13.70%
Select Strategic Growth Fund                          N/A         N/A        -100.00%
Fidelity VIP Growth Portfolio                         -64.14%      13.59%      16.61%
Select Growth and Income Fund                         -86.05%       9.17%       9.72%
Fidelity VIP Equity-Income Portfolio                  -90.60%      10.26%      12.81%
Fidelity VIP High Income Portfolio                   -100.00%      -1.31%       7.99%
Select Income Fund                                    -95.15%      -4.53%      -0.28%
Money Market Fund                                     -96.41%      -5.62%       2.20%



The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 8/21/92 for Select Aggressive Growth, Select Growth, Select Growth and Income, and Select Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income and 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth Fund.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $5,500 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                               10 YEARS OR
                                                        ONE-YEAR                 LIFE OF
                                                         TOTAL         5          FUND
UNDERLYING FUND                                          RETURN      YEARS      (IF LESS)
Select Emerging Markets Fund                              N/A         N/A          -22.23%
Select International Equity Fund                           15.16%     N/A           11.00%
T. Rowe Price International Stock Portfolio                14.54%     N/A            8.42%
Select Aggressive Growth Fund                               9.31%      13.68%       16.75%
Select Capital Appreciation Fund                           12.59%     N/A           19.00%
Select Value Opportunity Fund                               3.68%      11.81%       13.41%
Select Growth Fund                                         33.90%      20.76%       17.81%
Select Strategic Growth Fund                              N/A         N/A           -3.39%
Fidelity VIP Growth Portfolio                              37.91%      20.36%       18.05%
Select Growth and Income Fund                              15.10%      16.48%       14.20%
Fidelity VIP Equity-Income Portfolio                       10.36%      17.43%       14.40%
Fidelity VIP High Income Portfolio                         -5.42%       7.56%        9.82%
Select Income Fund                                          5.62%       4.91%        5.34%
Money Market Fund                                           4.31%       4.02%        4.42%



The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 8/21/92 for Select Aggressive Growth, Select Growth, Select Growth and Income, and Select Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income and 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 18 and Note 20, which are as of March 19, 1999 and April 1, 1999, respectively

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998      1997      1996
 -----------------------------------------------  --------  --------  --------
 REVENUES
     Premiums...................................  $2,303.9  $2,311.0  $2,236.3
     Universal life and investment product
       policy fees..............................     296.6     237.3     197.2
     Net investment income......................     613.7     641.8     670.8
     Net realized investment gains..............      62.6      76.5      66.8
     Other income...............................     142.6     117.6     108.4
                                                  --------  --------  --------
         Total revenues.........................   3,419.4   3,384.2   3,279.5
                                                  --------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   2,050.2   2,004.6   1,957.0
     Policy acquisition expenses................     452.8     425.1     470.1
     Sales practice litigation..................      31.0     --        --
     Loss from exiting reinsurance pools........      25.3     --        --
     Loss from cession of disability income
       business.................................     --         53.9     --
     Restructuring costs........................      13.0     --        --
     Other operating expenses...................     559.0     523.7     503.2
                                                  --------  --------  --------
         Total benefits, losses and expenses....   3,131.3   3,007.3   2,930.3
                                                  --------  --------  --------
 Income before federal income taxes.............     288.1     376.9     349.2
                                                  --------  --------  --------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      67.6      83.3      96.8
     Deferred...................................     (15.4)     14.2     (15.7)
                                                  --------  --------  --------
         Total federal income tax expense.......      52.2      97.5      81.1
                                                  --------  --------  --------
 Income before minority interest................     235.9     279.4     268.1
     Minority interest..........................     (55.0)    (79.4)    (74.6)
                                                  --------  --------  --------
 Net income.....................................  $  180.9  $  200.0  $  193.5
                                                  --------  --------  --------
                                                  --------  --------  --------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                               1998       1997
 --------------------------------------------------------  ---------  ---------

 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
      $7,520.8 and $6,992.8).............................  $ 7,683.9  $ 7,253.5
     Equity securities at fair value (cost of $253.1 and
      $341.1)............................................      397.1      479.0
     Mortgage loans......................................      562.3      567.5
     Real estate.........................................       20.4       50.3
     Policy loans........................................      154.3      141.9
     Other long-term investments.........................      142.7      148.3
                                                           ---------  ---------
         Total investments...............................    8,960.7    8,640.5
                                                           ---------  ---------
   Cash and cash equivalents.............................      504.0      213.9
   Accrued investment income.............................      141.0      141.8
   Deferred policy acquisition costs.....................    1,161.2      965.5
                                                           ---------  ---------
   Reinsurance receivables:
     Future policy benefits..............................      322.6      307.1
     Outstanding claims, losses and loss adjustment
      expenses...........................................      652.2      626.7
     Other...............................................      161.6      106.4
                                                           ---------  ---------
         Total reinsurance receivables...................    1,136.4    1,040.2
                                                           ---------  ---------
   Deferred federal income taxes.........................       19.4     --
   Premiums, accounts and notes receivable...............      510.5      554.4
   Other assets..........................................      530.6      373.0
   Closed Block assets...................................      803.1      806.7
   Separate account assets...............................   13,697.7    9,755.4
                                                           ---------  ---------
         Total assets....................................  $27,464.6  $22,491.4
                                                           ---------  ---------
                                                           ---------  ---------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,802.2  $ 2,598.5
     Outstanding claims, losses and loss adjustment
      expenses...........................................    2,815.9    2,825.0
     Unearned premiums...................................      843.2      846.8
     Contractholder deposit funds and other policy
      liabilities........................................    2,637.0    1,852.7
                                                           ---------  ---------
         Total policy liabilities and accruals...........    9,098.3    8,123.0
                                                           ---------  ---------
   Expenses and taxes payable............................      681.9      662.6
   Reinsurance premiums payable..........................       50.2       37.7
   Short-term debt.......................................      221.3       33.0
   Deferred federal income taxes.........................     --           12.9
   Long-term debt........................................     --            2.6
   Closed Block liabilities..............................      872.0      885.6
   Separate account liabilities..........................   13,691.5    9,749.7
                                                           ---------  ---------
         Total liabilities...............................   24,615.2   19,507.1
                                                           ---------  ---------
   Minority interest.....................................      532.9      748.9
   Commitments and contingencies (Notes 13 and 18)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,000 shares issued and outstanding...        5.0        5.0
   Additional paid-in capital............................      444.0      453.7
   Accumulated other comprehensive income................      169.2      209.3
   Retained earnings.....................................    1,698.3    1,567.4
                                                           ---------  ---------
         Total shareholder's equity......................    2,316.5    2,235.4
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $27,464.6  $22,491.4
                                                           ---------  ---------
                                                           ---------  ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998      1997      1996
 -----------------------------------------------  --------  --------  --------
 COMMON STOCK...................................  $    5.0  $    5.0  $    5.0
                                                  --------  --------  --------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     453.7     392.4     392.4
     Contributed from parent....................     --         61.3     --
     Loss on change of interest -- Allmerica
       P&C......................................      (9.7)    --        --
                                                  --------  --------  --------
     Balance at end of period...................     444.0     453.7     392.4
                                                  --------  --------  --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments:
     Balance at beginning of period.............     209.3     131.4     153.0
     Appreciation (depreciation) during the
       period:
     Net (depreciation) appreciation on
       available-for-sale securities............     (82.4)    170.9     (35.1)
     Benefit (provision) for deferred federal
       income taxes.............................      28.9     (59.8)     11.8
     Minority interest..........................      13.4     (33.2)      1.7
                                                  --------  --------  --------
                                                     (40.1)     77.9     (21.6)
                                                  --------  --------  --------
     Balance at end of period...................     169.2     209.3     131.4
                                                  --------  --------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............   1,567.4   1,367.4   1,173.9
     Net income.................................     180.9     200.0     193.5
     Dividend to shareholder....................     (50.0)    --        --
                                                  --------  --------  --------
     Balance at end of period...................   1,698.3   1,567.4   1,367.4
                                                  --------  --------  --------
         Total shareholder's equity.............  $2,316.5  $2,235.4  $1,896.2
                                                  --------  --------  --------
                                                  --------  --------  --------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1998    1997    1996
 --------------------------------------------  ------  ------  ------
 Net income..................................  $180.9  $200.0  $193.5
                                               ------  ------  ------
 Other comprehensive income:
   Net (depreciation) appreciation on
     available-for-sale securities...........   (82.4)  170.9   (35.1)
   Benefit (provision) for deferred federal
     income taxes............................    28.9   (59.8)   11.8
   Minority interest.........................    13.4   (33.2)    1.7
                                               ------  ------  ------
     Other comprehensive income..............   (40.1)   77.9   (21.6)
                                               ------  ------  ------
   Comprehensive income......................  $140.8  $277.9  $171.9
                                               ------  ------  ------
                                               ------  ------  ------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1998       1997       1996
 --------------------------------------------  --------   --------   --------

 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $  180.9   $  200.0   $  193.5
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Minority interest...................      55.0       79.4       74.6
         Net realized gains..................     (62.7)     (77.8)     (66.8)
         Net amortization and depreciation...      20.7       31.6       44.7
         Deferred federal income taxes.......     (15.4)      14.2      (15.7)
         Loss from exiting reinsurance
         pools...............................      25.3      --         --
         Sales practice litigation expense...      31.0      --         --
         Payment related to exiting
         reinsurance pools...................     (30.3)     --         --
         Loss from cession of disability
         income business.....................     --          53.9      --
         Payment related to cession of
         disability income business..........     --        (207.0)     --
         Change in deferred acquisition
         costs...............................    (185.8)    (189.7)     (73.9)
         Change in premiums and notes
         receivable, net of reinsurance
         payable.............................      56.7      (15.1)     (16.8)
         Change in accrued investment
         income..............................       0.8        7.1       16.7
         Change in policy liabilities and
         accruals, net.......................     168.1     (134.9)    (184.3)
         Change in reinsurance receivable....    (115.4)      27.2      123.8
         Change in expenses and taxes
         payable.............................      (3.3)      49.4       26.0
         Separate account activity, net......     (48.5)     --           5.2
         Other, net..........................     (63.8)      20.4       38.5
                                               --------   --------   --------
         Net cash provided by (used in)
         operating activities................      13.3     (141.3)     165.5
                                               --------   --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................   1,929.1    2,892.9    3,985.8
     Proceeds from disposals of equity
      securities.............................     285.3      162.7      228.7
     Proceeds from disposals of other
      investments............................     120.8      116.3       99.3
     Proceeds from mortgages matured or
      collected..............................     171.2      204.7      176.9
     Purchase of available-for-sale fixed
      maturities.............................  (2,588.4)  (2,596.0)  (3,771.1)
     Purchase of equity securities...........    (119.9)     (67.0)     (90.9)
     Purchase of other investments...........    (274.4)    (175.0)    (168.0)
     Capital expenditures....................      (0.7)     (15.3)     (12.8)
     Purchase of minority interest in
      Citizens Corporation...................    (195.9)     --         --
     Other investing activities, net.........       5.1        1.3        4.3
                                               --------   --------   --------
         Net cash (used in) provided by
         investing activities................    (667.8)     524.6      452.2
                                               --------   --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Deposits and interest credited to
      contractholder deposit funds...........   1,419.2      457.6      268.7
     Withdrawals from contractholder deposit
      funds..................................    (625.0)    (647.1)    (905.0)
     Change in short-term debt...............     188.3       (5.4)      10.4
     Change in long-term debt................      (2.6)      (0.1)      (0.1)
     Dividend paid to parent.................     (50.0)     --         --
     Dividends paid to minority
      shareholders...........................     --          (9.4)      (3.9)
     Additional paid-in capital..............     --           0.1      --
     Subsidiary treasury stock purchased, at
      cost...................................      (1.0)    (140.0)     (42.0)
                                               --------   --------   --------
         Net cash provided by (used in)
         financing activities................     928.9     (344.3)    (671.9)
                                               --------   --------   --------
 Net change in cash and cash equivalents.....     274.4       39.0      (54.2)
 Net change in cash held in the Closed
  Block......................................      15.7       (1.0)      (6.5)
 Cash and cash equivalents, beginning of
  period.....................................     213.9      175.9      236.6
                                               --------   --------   --------
 Cash and cash equivalents, end of period....  $  504.0   $  213.9   $  175.9
                                               --------   --------   --------
                                               --------   --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
 Interest paid...............................  $    7.3   $    3.6   $   18.6
 Income taxes paid...........................  $  133.5   $   66.3   $   72.0

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The consolidated financial statements of First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company"), a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"), include the accounts of its wholly owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (a 70.06%-owned non-insurance holding company). The Closed Block (Note 1B) assets and liabilities at December 31, 1998 and 1997, and its results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1998 and 1997, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

On December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of Hanover, a wholly owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 3). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Allmerica P&C and a wholly owned subsidiary of AFC merged on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that it did not already own in exchange for cash and stock. The merger has been accounted for as a purchase. A total of $90.6 million, representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period. Additional information pertaining to the merger agreement is included in Note 2, significant transactions.

Minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's wholly owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there were 7 properties remaining in the Company's real estate portfolio, all of which are being actively marketed. As a result of the plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less costs of disposal. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized investment gains and losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 7 1/4% for life insurance and 2 1/2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty, group life, and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty and group life, accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Prior to the merger on July 16, 1997, Allmerica P&C and its subsidiaries filed a separate United States federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of the adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $12.4 million through December 31, 1998. The adoption of SOP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the AICPA issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 131 for the first quarter of 1998, which resulted in certain segment re-definitions, which have no impact on the consolidation results of operations. (Note 12)

In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement No. 130 which establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted

Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

On December 3, 1998 Citizens Acquisition Corporation, a wholly owned subsidiary of the Allmerica P&C, completed a cash tender offer to acquire the outstanding shares of Citizens Corporation common stock that AFC or its subsidiaries did not already own at a price of $33.25 per share. Approximately 99.8% of publicly held shares of Citizens Corporation common stock were tendered. On December 14, 1998, the Company completed a short-form merger, acquiring all shares of common stock of Citizens Corporation not purchased in its tender offer, through the merger of its wholly owned subsidiary, Citizens Acquisition Corporation with Citizens Corporation at a price of $33.25 per share. Total consideration for the transactions amounted to $195.9 million. The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

The Company's consolidated results of operations include minority interest in Citizens prior to December 3, 1998. The unaudited pro forma information below presents consolidated results of operation as if the acquisition had occurred at the beginning of 1997.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the acquisition occurred at the beginning of 1997, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                                  1998        1997
------------------------------------------------------------------------------------------  ----------  ----------
Revenue...................................................................................  $  3,405.1  $  3,366.3
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Net realized capital gains included in revenue............................................  $     59.8  $     71.8
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Income before taxes and minority interest.................................................       272.9       358.0
Income taxes..............................................................................       (47.2)      (91.3)
Minority Interest:
    Equity in earnings....................................................................       (42.6)      (64.1)
                                                                                            ----------  ----------
Net income................................................................................  $    183.1  $    202.6
                                                                                            ----------  ----------
                                                                                            ----------  ----------

On October 29, 1998, the Company announced that had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the Company, in its Corporate Risk Management Services segment, has exited its accident and health assumed reinsurance pool business, as well as its administrative services only business. Additionally, it has commenced the closing of nearly half of its nationwide Corporate Risk Management Services' sales offices, eliminated certain staff and discontinued certain automation initiatives. In addition to the aforementioned initiatives in the Corporate Risk Management Services segment, the Property and Casualty segment is consolidating its field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $13.0 million, in the fourth quarter of 1998. Approximately $5.5 million of this loss relates to severance and other employee related costs resulting from the elimination of 339 positions, of which 129 employees had been terminated as of December 31, 1998. In addition, contract terminations and lease cancellations resulted in losses of approximately $4.1 million and $3.4 million, respectively. During 1998, the Company made payments of approximately $1.6 million related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement with a highly rated reinsurer that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, of which $19.7 million relating to the Company's accident and health assumed reinsurance pool business has been utilized as of December 31, 1998. These pools consist primarily of the Corporate Risk Management Services segment's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business, which the Company expects to run-off over the next three years. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on its results of operations or financial position.

In 1998 and 1997, Allmerica P&C redeemed 3,289.5 and 5,735.3 shares, respectively, of its issued and outstanding common stock owned by AFC for $125.0 million and $195.0 million, respectively, thereby increasing FAFLIC's ownership of Allmerica P&C by 4.3% and 6.3%, respectively. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash. The 1997 transaction consisted of $55.0 million of securities and $140.0 million of cash.

The merger of Allmerica P&C and a wholly owned subsidiary of AFC was consummated on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that FAFLIC did not already own in exchange for cash of $425.6 million and approximately 9.7 million shares of AFC stock valued at $372.5 million. At consummation of this transaction AFC owned 59.5% through FAFLIC and 40.5% directly.

The merger has been accounted for as a purchase. Total consideration of approximately $798.1 million has been allocated to the minority interest in the assets and liabilities based on estimates of their fair values. The minority interest acquired totaled $703.5 million. A total of $90.6 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

On February 3, 1997, AFC Capital Trust (the "Trust"), a subsidiary business trust of AFC, issued $300 million Series A Capital Securities, which pay cumulative dividends at a rate of 8.207% semiannually commencing August 15, 1997. The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures due 2027 of AFC (the "Subordinated Debentures"). Through certain guarantees, the Subordinated Debentures and the terms of related agreements, AFC has irrevocably and unconditionally guaranteed the obligations of the Trust under the Capital Securities. Net proceeds from the offering of approximately $296.3 million funded a portion of the acquisition of the 24.2 million publicly-held shares of Allmerica P&C pursuant to the merger on July 16, 1997.

The Company's consolidated results of operations include minority interest in Allmerica P&C prior to July 16, 1997. The unaudited pro forma information below presents consolidated results of operations as if the merger and issuance of Capital Securities had occurred at the beginning of 1996 and reflects adjustments which include interest expense related to the assumed financing of a portion of the cash consideration paid and amortization of goodwill.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the merger and issuance of Capital Securities occurred at the beginning of 1996, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                                  1997        1996
------------------------------------------------------------------------------------------  ----------  ----------
Revenue...................................................................................  $  3,362.7  $  3,246.4
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Net realized capital gains included in revenue............................................  $     63.0  $     46.7
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Income before taxes and minority interest.................................................       353.0       311.6
Income taxes..............................................................................       (89.6)      (68.7)
Minority Interest:
    Equity in earnings....................................................................       (75.5)      (67.3)
                                                                                            ----------  ----------
Net income................................................................................  $    187.9  $    175.6
                                                                                            ----------  ----------
                                                                                            ----------  ----------

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                              1998
                                          --------------------------------------------
                                                      GROSS        GROSS
DECEMBER 31,                              AMORTIZED UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)    GAINS        LOSSES      VALUE
----------------------------------------  --------  ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $  192.8   $   12.0     $   24.5    $  180.3
States and political subdivisions.......   2,408.9       83.0          5.2     2,486.7
Foreign governments.....................     107.9        7.7          4.5       111.1
Corporate fixed maturities..............   4,293.3      167.8         81.9     4,379.2
Mortgage-backed securities..............     517.9       11.5          2.8       526.6
                                          --------  ----------   ----------   --------
Total fixed maturities..................  $7,520.8   $  282.0     $  118.9    $7,683.9
                                          --------  ----------   ----------   --------
                                          --------  ----------   ----------   --------
Equity securities.......................  $  253.1   $  151.1     $    7.1    $  397.1
                                          --------  ----------   ----------   --------
                                          --------  ----------   ----------   --------

                                                              1997
                                          --------------------------------------------
                                                      GROSS        GROSS
DECEMBER 31,                              AMORTIZED UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)    GAINS        LOSSES      VALUE
----------------------------------------  --------  ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $  265.3   $    9.5     $    0.9    $  273.9
States and political subdivisions.......   2,200.6       78.3          3.1     2,275.8
Foreign governments.....................     110.8        8.5          2.2       117.1
Corporate fixed maturities..............   4,041.6      175.1         12.2     4,204.5
Mortgage-backed securities..............     374.5        9.7          2.0       382.2
                                          --------  ----------   ----------   --------
Total fixed maturities..................  $6,992.8   $  281.1     $   20.4    $7,253.5
                                          --------  ----------   ----------   --------
                                          --------  ----------   ----------   --------
Equity securities.......................  $  341.1   $  141.9     $    4.0    $  479.0
                                          --------  ----------   ----------   --------
                                          --------  ----------   ----------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively.

In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $105.4 million and $105.1 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------   --------
Due in one year or less.....................................  $   384.7   $  391.5
Due after one year through five years.......................    2,309.4    2,341.2
Due after five years through ten years......................    2,173.3    2,199.6
Due after ten years.........................................    2,653.4    2,751.6
                                                              ---------   --------
Total.......................................................  $ 7,520.8   $7,683.9
                                                              ---------   --------
                                                              ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM    GROSS   GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES   GAINS   LOSSES
------------------------------------------------------------  ---------------   ------  ------
1998
Fixed maturities............................................     $  993.3       $ 18.2  $ 11.9
Equity securities...........................................     $  276.4       $ 76.3  $  9.6

1997
Fixed maturities............................................     $1,894.8       $ 27.6  $ 16.2
Equity securities...........................................     $  145.5       $ 55.8  $  1.3

1996
Fixed maturities............................................     $2,432.8       $ 19.3  $ 30.5
Equity securities...........................................     $  228.1       $ 56.1  $  1.3

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
1998
Net appreciation, beginning of year.........................    $122.6        $ 86.7       $209.3
                                                              ----------      ------       ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (99.3)          4.4        (94.9)
Appreciation due to Allmerica P&C purchase of minority in
 interest of Citizens.......................................      10.7          10.7         21.4
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       6.3        --              6.3
Provision for deferred federal income taxes and minority
 interest...................................................      38.7         (11.6)        27.1
                                                              ----------      ------       ------
                                                                 (43.6)          3.5        (40.1)
                                                              ----------      ------       ------
Net appreciation, end of year...............................    $ 79.0        $ 90.2       $169.2
                                                              ----------      ------       ------
                                                              ----------      ------       ------

1997
Net appreciation, beginning of year.........................    $ 71.3        $ 60.1       $131.4
                                                              ----------      ------       ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      83.2          (5.9)        77.3
Appreciation due to AFC purchase of minority interest of
 Allmerica P&C..............................................      50.7          59.6        110.3
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (16.7)       --            (16.7)
Provision for deferred federal income taxes and minority
 interest...................................................     (65.9)        (27.1)       (93.0)
                                                              ----------      ------       ------
                                                                  51.3          26.6         77.9
                                                              ----------      ------       ------
Net appreciation, end of year...............................    $122.6        $ 86.7       $209.3
                                                              ----------      ------       ------
                                                              ----------      ------       ------

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
1996
Net appreciation, beginning of year.........................    $108.7        $ 44.3       $153.0
                                                              ----------      ------       ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (94.1)         35.9        (58.2)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      23.1        --             23.1
Provision for deferred federal income taxes and minority
 interest...................................................      33.6         (20.1)        13.5
                                                              ----------      ------       ------
                                                                 (37.4)         15.8        (21.6)
                                                              ----------      ------       ------
Net appreciation, end of year...............................    $ 71.3        $ 60.1       $131.4
                                                              ----------      ------       ------
                                                              ----------      ------       ------

(1) Includes net appreciation on other investments of $0.8 million, $1.8 million, and $0.6 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Mortgage loans..............................................  $562.3  $567.5
Real estate held for sale...................................    20.4    50.3
                                                              ------  ------
Total mortgage loans and real estate........................  $582.7  $617.8
                                                              ------  ------
                                                              ------  ------

Reserves for mortgage loans were $11.5 million and $20.7 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there were 7 properties remaining in the Company's portfolio, which are being actively marketed. As a result of the plan, during 1997 real estate assets with a carrying amount of $54.7 million were written down to the estimated fair value less cost of disposal of $50.3 million, and a net realized investment loss of $4.4 million was recognized. Depreciation is not recorded on these assets while they are held for disposal. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                   1998     1997
------------------------------------------------------------  --------  ------
Property type:
  Office building...........................................    $304.4  $265.1
  Residential...............................................      52.8    66.6
  Retail....................................................     108.5   132.8
  Industrial/warehouse......................................     110.0   107.2
  Other.....................................................      18.5    66.8
  Valuation allowances......................................     (11.5)  (20.7)
                                                              --------  ------
Total.......................................................    $582.7  $617.8
                                                              --------  ------
                                                              --------  ------

Geographic region:
  South Atlantic............................................    $136.1  $173.4
  Pacific...................................................     155.1   152.8
  East North Central........................................      80.5   102.0
  Middle Atlantic...........................................      61.2    73.8
  West South Central........................................      54.7    34.9
  New England...............................................      60.7    46.9
  Other.....................................................      45.9    54.7
  Valuation allowances......................................     (11.5)  (20.7)
                                                              --------  ------
Total.......................................................    $582.7  $617.8
                                                              --------  ------
                                                              --------  ------

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $84.7 million; 2000 -- $131.6 million; 2001 -- $33.9 million; 2002 -- $28.4 million; 2003 -- $42.5 million; and $241.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                             BALANCE AT
(IN MILLIONS)                                                 JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
------------------------------------------------------------  ----------   ----------   ----------   -----------
1998
Mortgage loans..............................................    $20.7        $(6.8)       $ 2.4         $11.5
                                                                -----        -----        -----         -----
                                                                -----        -----        -----         -----
1997
Mortgage loans..............................................    $19.6        $ 2.5        $ 1.4         $20.7
Real estate.................................................     14.9          6.0         20.9         --
                                                                -----        -----        -----         -----
    Total...................................................    $34.5        $ 8.5        $22.3         $20.7
                                                                -----        -----        -----         -----
                                                                -----        -----        -----         -----
1996
Mortgage loans..............................................    $33.8        $ 5.5        $19.7         $19.6
Real estate.................................................     19.6        --             4.7          14.9
                                                                -----        -----        -----         -----
    Total...................................................    $53.4        $ 5.5        $24.4         $34.5
                                                                -----        -----        -----         -----
                                                                -----        -----        -----         -----

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $20.9 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less costs to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $22.0 million and $30.5 million, with related reserves of $6.0 million and $13.8 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $26.1 million, $30.8 million and $50.4 million, with related interest income while such loans were impaired of $3.2 million, $3.2 million and $5.8 million as of December 31, 1998, 1997 and 1996, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs"). The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Futures contract activity increased significantly in 1998 due to the increase in sale of GICs. The Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding at December 31, 1998 was $92.7 million. There were no futures contracts outstanding at December 31, 1997. The notional amounts of the contracts represent the extent of the Company's investment but not the future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding is less than one year. The fair value of futures contracts outstanding was $92.5 million at December 31, 1998.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging gains (losses) were $(1.8) million in 1998. There were no deferred hedging gains or losses in 1997. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There were $0.1 million of gains realized on ineffective hedges in 1998. There was no gain or loss in 1997 or 1996.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                         1998        1997       1996
---------------------------------------------------------------------------------  -----------  ---------  ---------
Contracts outstanding, beginning of year.........................................  $   --       $   (33.0) $    74.7
New contracts....................................................................      1,117.5       (0.2)      (1.1)
Contracts terminated.............................................................     (1,024.8)      33.2     (106.6)
                                                                                   -----------  ---------  ---------
Contracts outstanding, end of year...............................................  $      92.7  $  --      $   (33.0)
                                                                                   -----------  ---------  ---------
                                                                                   -----------  ---------  ---------

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed income securities. Interest and principal related to foreign fixed income securities payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange, as indicated by the fair value of the contract. The fair values of the foreign currency swap contracts outstanding were $1.2 million and $1.3 million at December 31, 1998 and 1997, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1998, 1997 and 1996. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency swap contracts in 1998 or 1997.

A reconciliation of the notional amount of foreign currency swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                             1998       1997       1996
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Contracts outstanding, beginning of year..............................................  $    42.6  $    47.6  $    69.4
New contracts.........................................................................     --            5.0     --
Contracts expired.....................................................................     --          (10.0)     (21.8)
                                                                                        ---------  ---------  ---------
Contracts outstanding, end of year....................................................  $    42.6  $    42.6  $    47.6
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

Expected maturities of foreign currency swap contracts outstanding at December 31, 1998 are $24.0 million in 1999, $8.3 million in 2000 and $10.3 million thereafter. There are no expected maturities of such foreign currency swap contracts in 2001, 2002 and 2003.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate GIC liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. The use of interest rate swap contracts increased during 1998 due to the increase in floating rate GIC liabilities. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1998 was a net payable of $3.9 million. The Company does not require collateral or other security to support financial instruments with credit risk.

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The (decrease) or increase in net investment income related to interest rate swap contracts was $(2.8) million, $(0.4) million and $0.6 million for the years ended December 31, 1998, 1997, and 1996, respectively. The fair value of interest rate swap contracts outstanding were $(28.3) million and $(2.3) million at December 31, 1998 and 1997, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with the gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 1998 or 1997. A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                          1998       1997       1996
----------------------------------------------------------------------------------  ----------  ---------  ---------
Contracts outstanding, beginning of year..........................................  $    244.1  $     5.0  $    17.5
New contracts.....................................................................       873.5      244.7        5.0
Contracts expired.................................................................        (5.0)      (5.6)     (17.5)
                                                                                    ----------  ---------  ---------
Contracts outstanding, end of year................................................  $  1,112.6  $   244.1  $     5.0
                                                                                    ----------  ---------  ---------
                                                                                    ----------  ---------  ---------

Expected maturities of interest rate swap contracts outstanding at December 31, 1998 is $44.0 million in 2000, $234.5 million in 2002, $810.5 million in 2003 and $23.6 million thereafter. There are no expected maturities of interest rate contracts in 1999 or 2001.

G.  OTHER SWAP CONTRACTS

The Company enters into security return-linked and insurance portfolio-linked swap contracts for investment purposes. Under the security return-linked contracts, the Company agrees to exchange cash flows according to the performance of a specified security or portfolio of securities. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1998, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

In 1998, the Company also entered into credit default swap agreements. Under the terms of these agreements, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of the underlying companies and generally enters into default swap agreements for companies rated "A" or better by nationally recognized rating agencies.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.1) million at December 31, 1998 and 1997. The net amount receivable or payable under security-returned-linked and insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net increase (decrease) in realized investment gains related to these contracts was $1.1 million in 1998 and $(1.6) million in 1997. There were no realized investment gains or losses on other swap contracts recognized in 1996.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.2 million in 1998. There was no investment income recognized in 1997 and 1996.

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                           1998       1997       1996
------------------------------------------------------------------------------------  ---------  ---------  ---------
Contracts outstanding, beginning of year............................................  $    15.0  $    58.6  $  --
New contracts.......................................................................      266.3      192.1       58.6
Contracts expired...................................................................      (26.3)    (211.6)    --
Contracts terminated................................................................     --          (24.1)    --
                                                                                      ---------  ---------  ---------
Contracts outstanding, end of year..................................................  $   255.0  $    15.0  $    58.6
                                                                                      ---------  ---------  ---------
                                                                                      ---------  ---------  ---------

Expected maturities of other swap contracts outstanding at December 31, 1998 are as follows: $115.0 million in 1999, $115.0 million in 2000 and $25.0 million in 2001. There are no expected maturities of such other swap contracts in 2002 or 2003.

H.  OTHER

At December 31, 1998, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholders' equity. At December 31, 1997, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity, except for investments with the U.S. Treasury with a carrying value of $262.4 million.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $530.8  $541.9  $553.8
Mortgage loans..............................................    58.3    57.5    69.5
Equity securities...........................................     7.4    10.6    11.1
Policy loans................................................    11.9    10.9    10.3
Real estate.................................................     7.2    20.1    40.8
Other long-term investments.................................    (0.5)   12.4    19.9
Short-term investments......................................    14.3    12.8    10.6
                                                              ------  ------  ------
Gross investment income.....................................   629.4   666.2   716.0
Less investment expenses....................................   (15.7)  (24.4)  (45.2)
                                                              ------  ------  ------
Net investment income.......................................  $613.7  $641.8  $670.8
                                                              ------  ------  ------
                                                              ------  ------  ------

At December 31, 1998, there was one mortgage loan on non-accrual status which had an outstanding principal balance of $4.3 million. This loan was restructured and fully impaired. There were no fixed maturities which were on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, had no impact in 1998 and 1997, and reduced net income by $0.5 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $28.7 million, $40.3 million and $51.3 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.3 million, $3.9 million and $7.7 million in 1998, 1997 and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $3.3 million, $4.2 million and $4.5 million in 1998, 1997 and 1996, respectively.

There were no fixed maturities which were non-income producing for the year ended December 31, 1998. There was one mortgage loan which was non-income producing for the year ended December 31, 1998, which had an outstanding principal balance of $4.3 million and was fully impaired.

Included in other long-term investments is a loss from limited partnerships of $7.5 million in 1998, and income of $7.8 million and $13.7 million in 1997 and 1996, respectively.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
------------------------------------------------------------  ---------  ---------  ---------
Fixed maturities............................................  $   (11.8) $    14.7  $    (9.7)
Mortgage loans..............................................        8.8       (1.2)      (2.4)
Equity securities...........................................       66.6       53.6       54.8
Real estate.................................................       13.7       12.8       21.1
Other.......................................................      (14.7)      (3.4)       3.0
                                                              ---------  ---------  ---------
Net realized investment gains...............................  $    62.6  $    76.5  $    66.8
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
------------------------------------------------------------  ---------  ---------  ---------
Unrealized gains on securities:
Unrealized holding gains arising during period, (net of
 taxes and minority interest of $(20.8) million, $123.7
 million and $10.7 million in 1998, 1997 and 1996,
 respectively)..............................................  $    (6.8) $   115.5  $    (0.7)
Less: reclassification adjustment for gains included in net
 income (net of taxes and minority interest of $21.5
 million, $30.7 million and $24.2 million in 1998, 1997 and
 1996, respectively)........................................       33.3       37.6       20.9
                                                              ---------  ---------  ---------
Other comprehensive income..................................  $   (40.1) $    77.9  $   (21.6)
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $(27.1) million at December 31, 1998. Fair values of interest rate futures were not material at December 31, 1997.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value. The fair value of long-term debt was estimated using market quotes, when available, and, when not available, discounted cash flow analyses.

The estimated fair values of the financial instruments were as follows:

                                                                     1998                1997
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
------------------------------------------------------------  --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  504.0  $  504.0  $  213.9  $  213.9
  Fixed maturities..........................................   7,683.9   7,683.9   7,253.5   7,253.5
  Equity securities.........................................     397.1     397.1     479.0     479.0
  Mortgage loans............................................     562.3     587.1     567.5     597.0
  Policy loans..............................................     154.3     154.3     141.9     141.9
                                                              --------  --------  --------  --------
                                                              $9,301.6  $9,326.4  $8,655.8  $8,685.3
                                                              --------  --------  --------  --------
                                                              --------  --------  --------  --------
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,791.8  $1,830.8  $  985.2  $1,004.7
  Supplemental contracts without life contingencies.........      37.3      37.3      22.4      22.4
  Dividend accumulations....................................      88.4      88.4      87.8      87.8
  Other individual contract deposit funds...................      61.6      61.1      57.9      55.7
  Other group contract deposit funds........................     700.4     704.0     714.8     715.5
  Individual annuity contracts..............................   1,110.6   1,073.6     907.4     882.2
  Short-term debt...........................................     221.3     221.3      33.0      33.0
  Long-term debt............................................     --        --          2.6       2.6
                                                              --------  --------  --------  --------
                                                              $4,011.4  $4,016.5  $2,811.1  $2,803.9
                                                              --------  --------  --------  --------
                                                              --------  --------  --------  --------

6.  CLOSED BLOCK

Included in other income in the Consolidated Statement of Income in 1998, 1997 and 1996 is a net pre-tax contribution from the Closed Block of $10.4 million, $9.1 million and $8.6 million, respectively. Summarized financial information of the Closed Block as of December 31, 1998 and 1997 and for the period ended December 31, 1998, 1997 and 1996 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $399.1
    and $400.1, respectively)...............................  $414.2  $412.9
  Mortgage loans............................................   136.0   112.0
  Policy loans..............................................   210.9   218.8
  Cash and cash equivalents.................................     9.4    25.1
  Accrued investment income.................................    14.1    14.1
  Deferred policy acquisition costs.........................    15.6    18.2
  Other assets..............................................     2.9     5.6
                                                              ------  ------
Total assets................................................  $803.1  $806.7
                                                              ------  ------
                                                              ------  ------
Liabilities
  Policy liabilities and accruals...........................  $862.9  $875.1
  Other liabilities.........................................     9.1    10.4
                                                              ------  ------
Total liabilities...........................................  $872.0  $885.5
                                                              ------  ------
                                                              ------  ------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
------------------------------------------------------------  --------   --------   --------
Revenues
    Premiums................................................  $   55.4   $   58.3   $   61.7
    Net investment income...................................      53.3       53.4       52.6
    Realized investment loss................................       0.1        1.3       (0.7)
                                                              --------   --------   --------
Total revenues..............................................     108.8      113.0      113.6
Benefits and expenses
    Policy benefits.........................................      95.0      100.5      101.2
    Policy acquisition expenses.............................       2.7        3.0        3.2
    Other operating expenses................................       0.7        0.4        0.6
                                                              --------   --------   --------
Total benefits and expenses.................................      98.4      103.9      105.0
                                                              --------   --------   --------
Contribution from the Closed Block..........................  $   10.4   $    9.1   $    8.6
                                                              --------   --------   --------
                                                              --------   --------   --------
Cash flows
  Cash flows from operating activities:
    Contribution from the Closed Block......................  $   10.4   $    9.1   $    8.6
    Change in deferred policy acquisition costs, net........       2.6        2.9        3.4
    Change in premiums and other receivables................       0.3      --           0.2
    Change in policy liabilities and accruals...............     (13.5)     (11.6)     (13.9)
    Change in accrued investment income.....................     --           0.2        2.3
    Deferred Taxes..........................................       0.1       (5.1)       1.0
    Change in other assets..................................       2.4       (2.9)      (1.6)
    Change in expenses and taxes payable....................      (2.9)      (2.0)       1.7
    Other, net..............................................      (0.1)      (1.2)       1.4
                                                              --------   --------   --------
  Net cash (used in) provided by operating activities.......      (0.7)     (10.6)       3.1
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........      83.6      161.6      188.1
    Purchases of investments................................    (106.5)    (161.4)    (196.9)
    Other, net..............................................       7.9       11.4       12.2
                                                              --------   --------   --------
  Net cash provided by (used in) investing activities.......     (15.0)      11.6        3.4
                                                              --------   --------   --------
Net increase in cash and cash equivalents...................     (15.7)       1.0        6.5
Cash and cash equivalents, beginning of year................      25.1       24.1       17.6
                                                              --------   --------   --------
Cash and cash equivalents, end of year......................  $    9.4   $   25.1   $   24.1
                                                              --------   --------   --------
                                                              --------   --------   --------

There are no valuation allowances on mortgage loans in the Closed Block at December 31, 1998, 1997 or 1996, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7.  DEBT

Short and long-term debt consisted of the following:

DECEMBER 31,
(IN MILLIONS)                                                  1998   1997
------------------------------------------------------------  ------  -----
Short-Term
    Commercial paper........................................  $  41.3 $32.6
    Borrowings under bank credit facility...................    150.0  --
    Repurchase agreements...................................     30.0  --
    Other...................................................    --      0.4
                                                              ------  -----
Total short-term debt.......................................  $ 221.3 $33.0
                                                              ------  -----
                                                              ------  -----
Long-term debt..............................................  $ --    $ 2.6
                                                              ------  -----
                                                              ------  -----

FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by a credit agreement. At December 31, 1998, the weighted average interest rate for outstanding commercial paper was approximately 5.34%.

Effective December 4, 1998, the Company entered into a credit agreement that expired on February 5, 1999. Borrowings under this agreement were unsecured and incurred interest at a rate per annum equal to the eurodollar rate plus applicable margin. Borrowings outstanding under this credit facility at December 31, 1998 were $150.0 million.

During 1998 and 1996, the Company utilized repurchase agreements to finance certain investments. The 1996 repurchase agreements were settled by the end of 1996.

In October, 1995, AFC issued $200.0 million face amount of Senior Debentures for proceeds of $197.2 million net of discounts and issuance costs. These securities have an effective interest rate of 7.65%, and mature on October 16, 2025. Interest is payable semiannually on October 15 and April 15 of each year. The Senior Debentures are subject to certain restrictive covenants, including limitations on issuance of or disposition of stock of restricted subsidiaries and limitations on liens. AFC is in compliance with all covenants. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC and APY. Interest expense was $7.3 million, $3.6 million and $16.8 million in 1998, 1997 and 1996, respectively. Interest paid on the credit agreement was approximately $0.7 million in 1998 and $2.8 million in 1997. Interest expense during 1996 also included $11.0 million related to interest payments on repurchase agreements. All interest expense is recorded in other operating expenses.

8.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998     1997    1996
------------------------------------------------------------  -------   -----  -------
Federal income tax expense (benefit)
    Current.................................................  $  67.6   $83.3  $  96.8
    Deferred................................................    (15.4)   14.2    (15.7)
                                                              -------   -----  -------
Total.......................................................  $  52.2   $97.5  $  81.1
                                                              -------   -----  -------
                                                              -------   -----  -------

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Expected federal income tax expense.........................  $100.9  $131.8  $122.3
    Tax-exempt interest.....................................   (38.9)  (37.9)  (35.3)
    Differential earnings amount............................    --      --     (10.2)
    Dividend received deduction.............................    (5.1)   (3.2)   (1.6)
    Changes in tax reserve estimates........................     2.3     7.8     4.7
    Tax credits.............................................    (8.5)   (2.7)
    Other, net..............................................     1.5     1.7     1.2
                                                              ------  ------  ------
Federal income tax expense..................................  $ 52.2  $ 97.5  $ 81.1
                                                              ------  ------  ------
                                                              ------  ------  ------

Until conversion to a stock life insurance company, FAFLIC, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying the average equity base of the FAFLIC/AFLIAC consolidated group, as determined for tax purposes, by the estimate of an excess of an imputed earnings rate over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service (IRS). The differential earnings amount included in 1996 related to an adjustment for the 1994 tax year based on the actual mutual life insurance companies' earnings rate issued by the IRS in 1996. As a stock life company, FAFLIC is no longer required to reduce its policyholder dividend deduction by the differential earnings amount.

The deferred income tax (asset) liability represents the tax effects of temporary differences attributable to the Company's consolidated federal tax return group. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
------------------------------------------------------------  --------   --------
Deferred tax (assets) liabilities
    AMT carryforwards.......................................  $  (16.8)  $  (15.6)
    Loss reserve discounting................................    (406.6)    (391.6)
    Deferred acquisition costs..............................     345.8      291.8
    Employee benefit plans..................................     (45.3)     (48.0)
    Investments, net........................................     121.7      175.4
    Bad debt reserve........................................      (1.8)     (14.3)
    Litigation reserve......................................     (10.9)     --
    Other, net..............................................      (5.5)      15.2
                                                              --------   --------
Deferred tax (asset) liability, net.........................  $  (19.4)  $   12.9
                                                              --------   --------
                                                              --------   --------

Gross deferred income tax assets totaled $486.9 million and $469.5 million at December 31, 1998 and 1997, respectively. Gross deferred income tax liabilities totaled $467.5 million and $482.4 million at December 31, 1998 and 1997, respectively.

The Company believes, based on the its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 1998, there are available alternative minimum tax credit carryforwards of $16.8 million.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/ AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1991. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992,1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/ AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

9.  PENSION PLANS

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1998, 1997 and 1996 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998      1997      1996
------------------------------------------------------------  -------   -------   -------
Service cost -- benefits earned during the year.............  $  19.0   $  19.9   $  19.0
Interest cost...............................................     25.5      23.5      21.9
Expected return on plan assets..............................    (34.9)    (31.2)    (28.3)
Recognized net actuarial loss (gain)........................      0.4       0.1      (0.4)
Amortization of transition asset............................     (1.8)     (1.9)     (1.9)
Amortization of prior service cost..........................     (1.7)     (2.0)     (2.3)
                                                              -------   -------   -------
Net periodic pension cost...................................  $   6.5   $   8.4   $   8.0
                                                              -------   -------   -------
                                                              -------   -------   -------

The following table summarizes the status of the pension plan. At December 31, 1998 and 1997 the plan's assets exceeded its projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Change in benefit obligations:
    Projected benefit obligation at beginning of year.......  $370.4  $344.2
    Service cost -- benefits earned during the year.........    19.0    19.9
    Interest cost...........................................    25.5    23.5
    Actuarial losses........................................    20.4     0.3
    Benefits paid...........................................   (21.1)  (17.5)
                                                              ------  ------
    Projected benefit obligation at end of year.............  $414.2  $370.4
                                                              ------  ------
                                                              ------  ------
Change in plan assets:
    Fair value of plan assets at beginning of year..........  $395.5  $347.8
    Actual return on plan assets............................    67.2    65.2
    Benefits paid...........................................   (21.1)  (17.5)
                                                              ------  ------
    Fair value of plan assets at end of year................   441.6   395.5
                                                              ------  ------
    Funded status of the plan...............................    27.4    25.1
    Unrecognized transition obligation......................   (23.9)  (26.2)
    Unamortized prior service cost..........................   (11.0)  (13.9)
    Unrecognized net actuarial gains........................   (54.9)  (44.9)
                                                              ------  ------
        Net pension liability...............................  $(62.4) $(59.9)
                                                              ------  ------
                                                              ------  ------

As a result of AFC's merger with APY, certain pension liabilities were reduced by $11.7 million in 1997, to reflect their fair value as of the purchase date. These pension liabilities were reduced by $10.3 million in 1998, which reflects fair value, net of applicable amortization. Determination of the projected benefit obligations was based on a weighted average discount rate of 6.5% and 7.0% in 1998 and 1997, respectively, and the assumed long-term rate of return on plan assets was 9.0% in both 1998 and 1997. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 973,262 shares of AFC Common Stock at both December 31, 1998 and 1997, with a market value of $56.3 million and $48.6 million at December 31, 1998 and 1997, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 1998, 1997 and 1996, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expenses related to this plan was $5.6 million, $3.3 million and $5.5 million, in 1998, 1997 and 1996, respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 1998, 1997 and 1996 was $3.0 million, $2.8 million and $2.0 million, respectively.

On January 1, 1998, substantially all of the aforementioned defined benefit and defined contribution 401k plans were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

10.  OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under several plans sponsored by FAFLIC. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plan changes, effective January 1, 1996, resulted in a negative plan amendment (change in eligibility and medical benefits) of $26.8 million and curtailment (no future increases in life insurance) of $5.3 million. The negative plan amendment will be amortized as prior service cost over the average number of years to full eligibility (approximately 9 years or $3.0 million per year). Of the $5.3 million curtailment gain, $3.3 million has been deducted from unrecognized loss and $2.0 million has been recorded as a reduction of the net periodic postretirement benefit expense.

The plans' funded status reconciled with amounts recognized in the Company's consolidated balance sheet were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Change in benefit obligation:
    Accumulated postretirement benefit obligation at
      beginning of year.....................................  $ 71.8  $ 72.3
    Service cost............................................     3.1     3.0
    Interest cost...........................................     5.1     4.6
    Actuarial losses........................................     7.6    (4.7)
    Benefits paid...........................................    (3.6)   (3.4)
                                                              ------  ------
    Accumulated postretirement benefit obligation at end of
      year..................................................    84.0    71.8
    Fair value of plan assets at end of year................    --      --
                                                              ------  ------
    Funded status of the plan...............................   (84.0)  (71.8)
    Unamortized prior service cost..........................   (12.9)  (15.3)
    Unrecognized net actuarial losses.......................     7.5     0.8
                                                              ------  ------
    Accumulated postretirement benefit costs................  $(89.4) $(86.3)
                                                              ------  ------
                                                              ------  ------

The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998     1997     1996
------------------------------------------------------------  ------   ------   ------
Service cost................................................  $  3.1   $  3.0   $  3.2
Interest cost...............................................     5.1      4.6      4.6
Recognized net actuarial loss (gain)........................     0.1     (0.1)     0.2
Amortization of prior service cost..........................    (2.4)    (2.7)    (3.0)
                                                              ------   ------   ------
Net periodic postretirement benefit cost....................  $  5.9   $  4.8   $  5.0
                                                              ------   ------   ------
                                                              ------   ------   ------

As a result of AFC's merger with APY in 1997, certain postretirement liabilities were reduced by $6.1 million to reflect their fair value as of the purchase date. These postretirement liabilities were reduced by $5.4 million in 1998, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1998, health care costs were assumed to increase 7.0% in 1999, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1998 by $5.7 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1998 by $0.7 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 1998 by $5.2 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1998 by $0.6 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 6.5% and 7.0% at December 31, 1998 and 1997. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the aforementioned postretirement medical and death benefits plans were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

11.  DIVIDEND RESTRICTIONS

Massachusetts, Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC, AFLIAC, Hanover and Citizens, respectively.

Dividends from FAFLIC and Allmerica P&C (Hanover) are the primary source of cash flow for AFC.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. During 1998, FAFLIC paid dividends of $50.0 million to AFC. No dividends were declared by FAFLIC to AFC during 1997 or 1996 During 1999, FAFLIC could pay dividends of $116.4 million to AFC without prior approval of the Commissioner.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 1998, 1997 or 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

Pursuant to New Hampshire's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the New Hampshire Insurance Commissioner, is limited to 10% of such insurer's statutory policyholder surplus as of the preceding December 31. Hanover declared dividends to Allmerica P&C totaling, $125.0 million, $120.0 million and $105.0 million during 1998, 1997 and 1996, respectively. During 1999, the maximum dividend and other distributions that could be paid to Allmerica P&C by Hanover, without prior approval of the Insurance Commissioner, is approximately $1.6 million, which considers an extraordinary dividend of $125.0 million declared on March 12, 1998. The allowable dividend without prior approval will increase to $126.6 million on March 12, 1999.

Pursuant to Michigan's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without prior approval of the Michigan Insurance Commissioner, is limited to the greater of 10% of policyholders' surplus as of December 31 of the immediately preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. Citizens Insurance paid dividends to Citizens Corporation totaling $200.0 million and $6.3 million during 1998 and 1996, respectively. A $180.0 million extraordinary dividend was approved by the Commissioner in 1998. No dividends were declared by Citizens Insurance during 1997. During 1999, Citizens Insurance can declare no dividends to Citizens Corporation without prior approval of the Michigan Insurance Commissioner as a result of the $180.0 million extraordinary dividend declared on December 21, 1998.

12.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Accumulation. Within these broad areas, the Company conducts business principally in four operating segments.

Effective January 1, 1998, the Company adopted Statement No. 131. Upon adoption, the separate financial information of each segment was re-defined consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the significant changes in reportable segments is included below.

The Risk Management group includes two segments: Property and Casualty and Corporate Risk Management Services. The Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

The Retirement and Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products distributed via retail channels as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities distributed to institutions. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in three types of GICs; the traditional GIC, the synthetic GIC and the floating rate GIC. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates, and to other institutions, such as insurance companies and pension plans. In addition to the four operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, Corporate Technology, Corporate Finance, Human Resources and the legal department.

Significant changes to the Company's segmentation include a reclassification of corporate overhead expenses from each operating segment into the Corporate segment. Additionally, certain products (group retirement products, such as 401(k) plans and tax-sheltered annuities, group variable universal life) and certain other non-insurance operations (telemarketing and trust services) previously reported in the Allmerica Financial Institutional Services segment were combined with the Allmerica Financial Services segment. Also, the Company reclassified the GIC product line previously reported in the Allmerica Financial Institutional Services segment into the Allmerica Asset Management segment.

Management evaluates the results of the aforementioned segments based on pre-tax segment income. Pre-tax segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of pre-tax segment income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, pre-tax segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998      1997      1996
------------------------------------------------------------  --------  --------  --------
Segment revenues:
  Risk Management
    Property and Casualty...................................  $2,204.8  $2,211.0  $2,145.8
    Corporate Risk Management Services......................     412.9     405.4     370.7
                                                              --------  --------  --------
        Subtotal............................................   2,617.7   2,616.4   2,516.5
                                                              --------  --------  --------
  Retirement and Asset Accumulation
    Allmerica Financial Services............................     721.2     709.7     700.0
    Allmerica Asset Management..............................     121.7      91.1     110.5
                                                              --------  --------  --------
        Subtotal............................................     842.9     800.8     810.5
                                                              --------  --------  --------
  Corporate.................................................       2.3       5.5       5.2
  Intersegment revenues.....................................      (7.6)    (11.6)    (13.8)
                                                              --------  --------  --------
    Total segment revenues including Closed Block...........   3,455.2   3,411.1   3,318.4
                                                              --------  --------  --------
  Adjustment to segment revenues:
    Adjustment for Closed Block.............................     (98.4)   (102.6)   (105.7)
    Net realized gains......................................      62.6      75.6      66.8
                                                              --------  --------  --------
        Total revenues......................................  $3,419.4  $3,384.2  $3,279.5
                                                              --------  --------  --------
                                                              --------  --------  --------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Segment income (loss) before income taxes and minority
 interest:
  Risk Management
    Property and Casualty...................................  $151.4  $172.9  $170.7
    Corporate Risk Management Services......................     7.8    27.0    28.3
                                                              ------  ------  ------
        Subtotal............................................   159.2   199.9   199.0
                                                              ------  ------  ------
  Retirement and Asset Accumulation
    Allmerica Financial Services............................   166.6   134.6   106.8
    Allmerica Asset Management..............................    23.7    18.4    11.5
                                                              ------  ------  ------
        Subtotal............................................   190.3   153.0   118.3
                                                              ------  ------  ------
  Corporate.................................................   (45.3)  (44.6)  (36.6)
                                                              ------  ------  ------
    Segment income before income taxes and minority
      interest..............................................   304.2   308.3   280.7
                                                              ------  ------  ------
  Adjustments to segment income:
    Net realized investment gains, net of amortization......    53.9    78.7    69.6
    Sales practice litigation expense.......................   (31.0)   --      --
    Loss on exiting reinsurance pools.......................   (25.3)
    Gain from change in mortality assumptions...............    --      47.0    --
    Loss on cession of disability income business...........    --     (53.9)   --
    Restructuring costs.....................................   (13.0)   --      --
    Other items.............................................     (.7)   (3.2)   (1.1)
                                                              ------  ------  ------
  Income before taxes and minority interest.................  $288.1  $376.9  $349.2
                                                              ------  ------  ------
                                                              ------  ------  ------

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1998     1997
------------------------------------------------------------  ---------  ---------  --------  ------
                                                                                        DEFERRED
                                                                                      ACQUISITION
                                                              IDENTIFIABLE ASSETS        COSTS
Risk Management
    Property and Casualty...................................  $ 5,649.0  $ 5,650.4  $  164.9  $167.2
    Corporate Risk Management Services......................      567.8      619.8       2.6     2.9
                                                              ---------  ---------  --------  ------
        Subtotal............................................    6,216.8    6,270.2     167.5   170.1
Retirement and Asset Accumulation
    Allmerica Financial Services............................   19,407.3   15,159.2     993.1   794.5
    Allmerica Asset Management..............................    1,810.9    1,035.1       0.6     0.9
                                                              ---------  ---------  --------  ------
        Subtotal............................................   21,218.2   16,194.3     993.7   795.4
    Corporate...............................................       29.6       26.9     --       --
                                                              ---------  ---------  --------  ------
        Total...............................................  $27,464.6  $22,491.4  $1,161.2  $965.5
                                                              ---------  ---------  --------  ------
                                                              ---------  ---------  --------  ------

13.  LEASE COMMITMENTS

Rental expenses for operating leases, principally with respect to buildings, amounted to $34.9 million, $33.6 million and $34.9 million in 1998, 1997 and 1996, respectively. At December 31, 1998, future minimum rental payments under non-cancelable operating leases were approximately $73.5 million, payable as follows: 1999 -- $28.6 million; 2000 -- $21.0 million; 2001 -- $13.8 million;
2002 -- $6.9 million; and $3.2 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 1999.

14.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts".

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). At December 31, 1998, CAR was the only reinsurer which represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company cedes a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1998, 1997 and 1996 were $34.3 million and $38.1 million, $32.3 million and $28.2 million, and $38.0 million and $21.8 million, respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1998, 1997 and 1996 of $3.7 million and $18.0 million, $9.8 million and $(0.8) million, and $50.5 million and $(52.9) million, respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                    1998       1997      1996
------------------------------------------------------------  ----------  --------  --------
Life and accident and health insurance premiums:
    Direct..................................................    $  416.6  $  417.4  $  389.1
    Assumed.................................................       111.9     110.7      87.8
    Ceded...................................................      (189.8)   (170.1)   (138.9)
                                                              ----------  --------  --------
Net premiums................................................    $  338.7  $  358.0  $  338.0
                                                              ----------  --------  --------
                                                              ----------  --------  --------
Property and casualty premiums written:
    Direct..................................................    $1,969.3  $2,068.5  $2,039.7
    Assumed.................................................        58.8     103.1     108.7
    Ceded...................................................       (74.1)   (179.8)   (234.0)
                                                              ----------  --------  --------
Net premiums................................................    $1,954.0  $1,991.8  $1,914.4
                                                              ----------  --------  --------
                                                              ----------  --------  --------
Property and casualty premiums earned:
    Direct..................................................    $1,966.8  $2,046.2  $2,018.5
    Assumed.................................................        64.5     102.0     112.4
    Ceded...................................................       (66.1)   (195.1)   (232.6)
                                                              ----------  --------  --------
Net premiums................................................    $1,965.2  $1,953.1  $1,898.3
                                                              ----------  --------  --------
                                                              ----------  --------  --------
Life insurance and other individual policy benefits, claims, losses and loss adjustment expenses:
    Direct..................................................    $  653.6  $  656.4  $  606.5
    Assumed.................................................        67.9      61.6      44.9
    Ceded...................................................      (164.0)   (158.8)    (77.8)
                                                              ----------  --------  --------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................    $  557.5  $  559.2  $  573.6
                                                              ----------  --------  --------
                                                              ----------  --------  --------
Property and casualty benefits, claims, losses and loss
 adjustment expenses:
    Direct..................................................    $1,588.3  $1,464.9  $1,299.8
    Assumed.................................................        62.7     101.2      85.8
    Ceded...................................................      (158.2)   (120.6)     (2.2)
                                                              ----------  --------  --------
Net policy benefits, claims, losses, and loss adjustment
 expenses...................................................    $1,492.8  $1,445.5  $1,383.4
                                                              ----------  --------  --------
                                                              ----------  --------  --------

15.  DEFERRED POLICY ACQUISITION COSTS

The following reflects changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998      1997       1996
------------------------------------------------------------  --------  --------   --------
Balance at beginning of year................................  $  965.5  $  822.7   $  735.7
    Acquisition expenses deferred...........................     641.2     617.7      547.4
    Amortized to expense during the year....................    (452.8)   (476.0)    (470.1)
    Adjustment to equity during the year....................       7.3     (11.1)       9.7
    Adjustment for cession of disability income insurance...     --        (38.6)     --
    Adjustment for revision of universal and variable
      universal life insurance mortality assumptions........     --         50.8      --
                                                              --------  --------   --------
Balance at end of year......................................  $1,161.2  $  965.5   $  822.7
                                                              --------  --------   --------
                                                              --------  --------   --------

At October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.8 million recapitalization of deferred policy acquisition costs.

16.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND
    LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $568.0 million, $533.6 million and $471.7 million at December 31, 1998, 1997 and 1996, respectively. Accident and health claim liabilities were re-estimated for all prior years and were increased by $14.6 million in 1998, and decreased by $0.2 million and $0.6 million in 1997 and 1996, respectively. The increase in 1998 resulted from the Company's reserve strengthening primarily in the assumed reinsurance and stop loss only business.

The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998      1997      1996
------------------------------------------------------------  --------  --------  --------
Reserve for losses and LAE, beginning of the year...........  $2,615.4  $2,744.1  $2,896.0
Incurred losses and LAE, net of reinsurance recoverable:
    Provision for insured events of the current year........   1,609.0   1,564.1   1,513.3
    Decrease in provision for insured events of prior
      years.................................................    (127.2)   (127.9)   (141.4)
                                                              --------  --------  --------
Total incurred losses and LAE...............................   1,481.8   1,436.2   1,371.9
                                                              --------  --------  --------
Payments, net of reinsurance recoverable:
    Losses and LAE attributable to insured events of current
      year..................................................     871.9     775.1     759.6
    Losses and LAE attributable to insured events of prior
      years.................................................     643.0     732.1     627.6
                                                              --------  --------  --------
Total payments..............................................   1,514.9   1,507.2   1,387.2
                                                              --------  --------  --------
Change in reinsurance recoverable on unpaid losses..........      15.0     (50.2)   (136.6)
                                                              --------  --------  --------
Other (1)...................................................     --         (7.5)    --
                                                              --------  --------  --------
Reserve for losses and LAE, end of year.....................  $2,597.3  $2,615.4  $2,744.1
                                                              --------  --------  --------
                                                              --------  --------  --------

(1) Includes purchase accounting adjustments.

As part of an ongoing process, the property and casualty reserves have been re-estimated for all prior accident years and were decreased by $127.2 million, $127.9 million and $141.1 million in 1998, 1997, and 1996, respectively.

The decrease in favorable development on prior years' reserves of $0.7 million in 1998 results from a $20.7 million decrease in favorable development at Citizens, significantly offset by a $20.0 million increase in favorable development at Hanover. The decrease in favorable development on prior year reserves at Citizens in 1998, reflects a $13.8 million decrease in favorable development, to $21.9 million, in the workers' compensation line. In addition, favorable development in the commercial multiple peril line decreased $4.0 million, to

$0.3 million. These declines in favorable development are partially offset by continued favorable development on prior year reserves in the personal automobile line due to tort reform in Michigan, which became effective July 26, 1996. The new legislation requires judges rather than juries to determine if the minimum threshold to allow pain and suffering damage settlements has been met.

The increase in favorable development at Hanover during 1998 reflects a $20.6 million increase in favorable development on prior year reserves, to $38.0 million, in the personal automobile line, as well as a $14.9 million increase to $12.1 million in the commercial multiple peril line. These increases are primarily attributable to the initiatives taken by the Company over the past two years which are expected to reduce ultimate settlement costs. These increases are partially offset by less favorable development in the workers' compensation line where favorable development on prior year reserves decreased $19.2 million, to $9.6 million.

The decrease in favorable development on prior years' reserves of $13.5 million in 1997 results primarily from a $24.6 million decrease in favorable development at Hanover to $58.4 million, partially offset by an $11.1 million increase in favorable development at Citizens to $69.5 million. The decrease in Hanover's favorable development of $24.6 million in 1997 reflects a decrease in favorable development of $25.0 million, to $17.4 million, in the personal automobile line as well as a decrease in favorable development of $8.5 million, to unfavorable development of $2.8 million, in the commercial multiple peril line. These decreases were partially offset by an increase in favorable development in the workers' compensation line of $11.5 million, to $28.8 million. The increase in favorable development at Citizens in 1997, reflects improved severity in the workers' compensation line where favorable development increased $13.9 million, to $35.7 million, and in the commercial multiple peril line where favorable development increased $7.0 million, to $4.3 million. These increases are partially offset by less favorable development in the personal automobile line, where favorable development decreased $10.5 million, to $22.5 million in 1997.

This favorable development reflects the Regional Property and Casualty subsidiaries' reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Regional Property and Casualty subsidiaries, the exposure to environmental liabilities is relatively small and therefore their reserves are relatively small compared to other types of liabilities. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the total reserve for losses and LAE were $49.9 million, $53.1 million and $50.8 million, net of reinsurance of $14.2 million, $15.7 million and $20.2 million in 1998, 1997 and 1996, respectively. The Regional Property and Casualty subsidiaries do not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Regional Property and Casualty subsidiaries may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known, current law and methodologies currently available. Although these claims are not material, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become material. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims are adequate. In addition, the Company is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

17.  MINORITY INTEREST

The Company's interest in Allmerica P&C is represented by ownership of 70.0%, 65.8% and 59.5% of the outstanding shares of common stock at December 31, 1998, 1997 and 1996, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

18.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries, including FAFLIC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, the plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, the Company and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, FAFLIC recognized a $31.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

RESIDUAL MARKETS

The Company is required to participate in residual markets in various states. The results of the residual markets are not subject to the predictability associated with the Company's own managed business, and are significant to the workers' compensation line of business and both the private passenger and commercial automobile lines of business.

YEAR 2000

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

19.  STATUTORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   1998      1997      1996
------------------------------------------------------------  --------  --------  --------
Statutory Net Income (Combined)
    Property and Casualty Companies.........................  $  180.7  $  190.3  $  155.5
    Life and Health Companies...............................      86.4     191.2     133.3
Statutory Shareholder's Surplus (Combined)
    Property and Casualty Companies.........................  $1,269.3  $1,279.6  $1,201.6
    Life and Health Companies...............................   1,164.1   1,221.3   1,120.1

20.  SUBSEQUENT EVENT

On April 1, 1999, Allmerica P&C redeemed an additional 3,246.8 shares of its issued and outstanding common stock owned by AFC for $125.0 million, thereby increasing FAFLIC's ownership of Allmerica P&C by 4.8%. The 1999 transaction consisted of $75.4 million of securities and $49.6 million of cash.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Policyowners of the Inheiritage Account of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Inheiritage Account of First Allmerica Financial Life Insurance Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 26, 1999

                              INHEIRITAGE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                         INVESTMENT                                   SELECT
                                                           GRADE      MONEY     EQUITY    GOVERNMENT AGGRESSIVE  SELECT
                                               GROWTH     INCOME     MARKET      INDEX      BOND      GROWTH     GROWTH
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................  $ 445,722  $ 31,125   $ 688,802  $ 519,538  $     --   $530,495   $ 679,284
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............         --        --          --         --        --         --          --
Investment in shares of T. Rowe Price
 International Series, Inc..................         --        --          --         --        --         --          --
Investment in shares of Delaware Group
 Premium Fund, Inc..........................         --        --          --         --        --         --          --
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total assets..............................    445,722    31,125     688,802    519,538        --    530,495     679,284
LIABILITIES:                                         --        --          --         --        --         --          --
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net assets................................  $ 445,722  $ 31,125   $ 688,802  $ 519,538  $     --   $530,495   $ 679,284
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset distribution by category:
  Variable life policies....................    445,722    31,125     688,802    519,538        --    530,495     679,284
Value of investment by
 First Allmerica Financial Life Insurance
 Company (Sponsor)..........................         --        --          --         --        --         --          --
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              $ 445,722  $ 31,125   $ 688,802  $ 519,538  $     --   $530,495   $ 679,284
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------

Units outstanding, December 31, 1998........    245,758    26,945     605,069    248,380        --    340,067     318,058
Net asset value per unit, December 31,
 1998.......................................  $1.813662  $1.155113  $1.138386  $2.091706  $1.107280  $1.559972  $2.135723

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                               SELECT
                                               GROWTH     SELECT                SELECT     SELECT     SELECT     SELECT
                                                 AND       VALUE     SELECT    INTERNATIONAL  CAPITAL EMERGING  STRATEGIC
                                               INCOME    OPPORTUNITY*  INCOME   EQUITY    APPRECIATION  MARKETS  GROWTH
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................  $217,699   $350,624   $  12,112  $290,880   $248,151   $      16  $      19
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............        --         --          --        --         --          --         --
Investment in shares of T. Rowe Price
 International Series, Inc..................        --         --          --        --         --          --         --
Investment in shares of Delaware Group
 Premium Fund, Inc..........................        --         --          --        --         --          --         --
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total assets..............................   217,699    350,624      12,112   290,880    248,151          16         19
LIABILITIES:                                        --         --          --        --         --          --         --
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net assets..................................  $217,699   $350,624   $  12,112  $290,880   $248,151   $      16  $      19
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset distribution by category:
  Variable life policies....................   217,699    350,624      12,112   290,880    248,151          --         --
Value of investment by
 First Allmerica Financial Life Insurance
 Company (Sponsor)..........................        --         --          --        --         --          16         19
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              $217,699   $350,624   $  12,112  $290,880   $248,151   $      16  $      19
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------

Units outstanding, December 31, 1998........   124,461    214,021      12,046   178,713    130,905          21         20
Net asset value per unit, December 31,
 1998.......................................  $1.749128  $1.638272  $1.005461  $1.627639  $1.895656  $0.777681  $0.966076

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                              FIDELITY                                    FIDELITY    T. ROWE
                                                 VIP     FIDELITY   FIDELITY   FIDELITY    VIP II      PRICE      DGPF
                                                HIGH        VIP        VIP        VIP       ASSET    INTERNATIONAL INTERNATIONAL
                                               INCOME    EQUITY-INCOME  GROWTH OVERSEAS    MANAGER     STOCK     EQUITY
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................  $      -   $     -    $      -   $      -   $     -    $     -    $      -
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............   195,184   672,137     719,508     22,531    47,208          -           -
Investment in shares of T. Rowe Price
 International Series, Inc..................         -         -           -          -         -    183,436           -
Investment in shares of Delaware Group
 Premium Fund, Inc..........................         -         -           -          -         -          -     153,252
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total assets..............................   195,184   672,137     719,508     22,531    47,208    183,436     153,252
LIABILITIES:                                         -         -           -          -         -          -           -
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net assets..................................  $195,184   $672,137   $719,508   $ 22,531   $47,208    $183,436   $153,252
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset distribution by category:
  Variable life policies....................   195,184   672,137     719,508     22,531    47,208    183,436     153,252
Value of investment by
 First Allmerica Financial Life Insurance
 Company (Sponsor)..........................         -         -           -          -         -          -           -
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              $195,184   $672,137   $719,508   $ 22,531   $47,208    $183,436   $153,252
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------

Units outstanding, December 31, 1998........   156,058   387,830     380,416     16,028    26,867    134,424     108,626
Net asset value per unit, December 31,
 1998.......................................  $1.250716  $1.733072  $1.891372  $1.405689  $1.757086  $1.364605  $1.410820

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                 INVESTMENT GRADE INCOME
                                                         GROWTH             ----------------------------------
                                               ---------------------------
                                                                                YEAR ENDED        PERIOD FROM
                                                 YEAR ENDED DECEMBER 31,       DECEMBER 31,      12/13/96** TO
                                                 1998      1997     1996      1998      1997       12/31/96
                                               --------  --------  -------  --------   -------   -------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  3,863  $  2,362  $   813  $  1,685   $   119        $ 1
  Mortality and expense risk fees............    (3,256)   (1,221)    (338)     (246)      (14)        (1)
  Administrative expense fees................      (918)     (344)     (94)      (70)       (4)        --
                                               --------  --------  -------  --------   -------        ---
    Net investment income (loss).............      (311)      797      381     1,369       101         --
                                               --------  --------  -------  --------   -------        ---
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     3,565    38,579    5,093        --        --         --
  Net realized gain (loss) from sales of
    investments..............................    (3,875)    8,712     (915)        4         1         --
                                               --------  --------  -------  --------   -------        ---
  Net realized gain (loss)...................      (310)   47,291    4,178         4         1         --
  Net unrealized gain (loss).................    57,199   (29,295)   1,497       182        60         (1)
                                               --------  --------  -------  --------   -------        ---
    Net realized and unrealized gain
     (loss)..................................    56,889    17,996    5,675       186        61         (1)
                                               --------  --------  -------  --------   -------        ---

  Net increase (decrease) in net assets from
    operations...............................    56,578    18,793    6,056     1,555       162         (1)
                                               --------  --------  -------  --------   -------        ---

POLICY TRANSACTIONS:
  Net premiums...............................    50,688    35,548   22,047     2,438     2,479         84
  Terminations...............................        --        --       --        --        --         --
  Insurance and other charges................    (2,974)     (783)    (147)     (185)      (70)        (3)
  Transfers between sub-accounts (including
    fixed account), net......................    79,703   147,416   23,407    24,317        --         --
  Other transfers from (to) the General
    Account..................................       210      (134)     353       344         5         --
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --        --        --         --
                                               --------  --------  -------  --------   -------        ---
  Net increase (decrease) in net assets from
    policy transactions......................   127,627   182,047   45,660    26,914     2,414         81
                                               --------  --------  -------  --------   -------        ---

  Net increase (decrease) in net assets......   184,205   200,840   51,716    28,469     2,576         80

NET ASSETS:
  Beginning of year..........................   261,517    60,677    8,961     2,656        80         --
                                               --------  --------  -------  --------   -------        ---
  End of year................................  $445,722  $261,517  $60,677  $ 31,125   $ 2,656        $80
                                               --------  --------  -------  --------   -------        ---
                                               --------  --------  -------  --------   -------        ---


                                                        MONEY MARKET
                                               ------------------------------

                                                  YEAR ENDED DECEMBER 31,
                                                 1998       1997       1996
                                               ---------  ---------  --------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  22,564  $  16,784  $  4,621
  Mortality and expense risk fees............     (3,752)    (2,785)     (808)
  Administrative expense fees................     (1,058)      (786)     (224)
                                               ---------  ---------  --------
    Net investment income (loss).............     17,754     13,213     3,589
                                               ---------  ---------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................         --         --        --
  Net realized gain (loss) from sales of
    investments..............................         --         --        --
                                               ---------  ---------  --------
  Net realized gain (loss)...................         --         --        --
  Net unrealized gain (loss).................         --         --        --
                                               ---------  ---------  --------
    Net realized and unrealized gain
     (loss)..................................         --         --        --
                                               ---------  ---------  --------
  Net increase (decrease) in net assets from
    operations...............................     17,754     13,213     3,589
                                               ---------  ---------  --------
POLICY TRANSACTIONS:
  Net premiums...............................    416,713    392,241    71,860
  Terminations...............................         --         --        --
  Insurance and other charges................    (11,059)    (7,672)     (975)
  Transfers between sub-accounts (including
    fixed account), net......................   (299,357)  (113,165)  204,574
  Other transfers from (to) the General
    Account..................................        (78)       181        21
  Net increase (decrease) in investment by
    Sponsor..................................         --         --        --
                                               ---------  ---------  --------
  Net increase (decrease) in net assets from
    policy transactions......................    106,219    271,585   275,480
                                               ---------  ---------  --------
  Net increase (decrease) in net assets......    123,973    284,798   279,069
NET ASSETS:
  Beginning of year..........................    564,829    280,031       962
                                               ---------  ---------  --------
  End of year................................  $ 688,802  $ 564,829  $280,031
                                               ---------  ---------  --------
                                               ---------  ---------  --------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                      EQUITY INDEX               GOVERNMENT BOND
                                               ---------------------------  --------------------------
                                                 YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                 1998      1997     1996      1998     1997     1996
                                               --------  --------  -------  --------  -------  -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  4,716  $  2,248  $   884  $     --  $   566  $   307
  Mortality and expense risk fees............    (3,531)   (1,391)    (363)       (4)     (53)     (49)
  Administrative expense fees................      (996)     (393)    (101)       (2)     (15)     (14)
                                               --------  --------  -------  --------  -------  -------
    Net investment income (loss).............       189       464      420        (6)     498      244
                                               --------  --------  -------  --------  -------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    12,481     7,681    1,414        --       --       --
  Net realized gain (loss) from sales of
    investments..............................     1,893    18,875    5,463        77       --      (36)
                                               --------  --------  -------  --------  -------  -------
  Net realized gain (loss)...................    14,374    26,556    6,877        77       --      (36)
  Net unrealized gain (loss).................    81,814    10,769     (927)      186     (128)     (65)
                                               --------  --------  -------  --------  -------  -------
    Net realized and unrealized gain
     (loss)..................................    96,188    37,325    5,950       263     (128)    (101)
                                               --------  --------  -------  --------  -------  -------

  Net increase (decrease) in net assets from
    operations...............................    96,377    37,789    6,370       257      370      143
                                               --------  --------  -------  --------  -------  -------

POLICY TRANSACTIONS:
  Net premiums...............................   126,974    72,231    8,653        --      492    3,490
  Terminations...............................        --        --       --        --       --       --
  Insurance and other charges................   (18,572)  (15,253)  (9,327)       --       (6)     (36)
  Transfers between sub-accounts (including
    fixed account), net......................    24,344   137,074   37,727   (21,895)  15,339   (2,893)
  Other transfers from (to) the General
    Account..................................       156        40    1,118      (300)      --      (10)
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --        --       --       --
                                               --------  --------  -------  --------  -------  -------
  Net increase (decrease) in net assets from
    policy transactions......................   132,902   194,092   38,171   (22,195)  15,825      551
                                               --------  --------  -------  --------  -------  -------

  Net increase (decrease) in net assets......   229,279   231,881   44,541   (21,938)  16,195      694

NET ASSETS:
  Beginning of year..........................   290,259    58,378   13,837    21,938    5,743    5,049
                                               --------  --------  -------  --------  -------  -------
  End of year................................  $519,538  $290,259  $58,378  $     --  $21,938  $ 5,743
                                               --------  --------  -------  --------  -------  -------
                                               --------  --------  -------  --------  -------  -------

                                                 SELECT AGGRESSIVE GROWTH
                                               ----------------------------

                                                 YEAR ENDED DECEMBER 31,
                                                 1998      1997      1996
                                               --------  --------  --------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $     --  $     --  $     --
  Mortality and expense risk fees............    (3,499)   (2,003)     (681)
  Administrative expense fees................      (987)     (565)     (189)
                                               --------  --------  --------
    Net investment income (loss).............    (4,486)   (2,568)     (870)
                                               --------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................        --    24,088     7,614
  Net realized gain (loss) from sales of
    investments..............................   (10,294)   27,548    15,832
                                               --------  --------  --------
  Net realized gain (loss)...................   (10,294)   51,636    23,446
  Net unrealized gain (loss).................    57,544    (6,950)   (5,567)
                                               --------  --------  --------
    Net realized and unrealized gain
     (loss)..................................    47,250    44,686    17,879
                                               --------  --------  --------
  Net increase (decrease) in net assets from
    operations...............................    42,764    42,118    17,009
                                               --------  --------  --------
POLICY TRANSACTIONS:
  Net premiums...............................    70,390    53,541    45,627
  Terminations...............................    (1,522)   (3,454)       --
  Insurance and other charges................    (2,135)   (1,033)     (458)
  Transfers between sub-accounts (including
    fixed account), net......................   109,886    99,397    39,396
  Other transfers from (to) the General
    Account..................................    (3,148)    3,298     2,010
  Net increase (decrease) in investment by
    Sponsor..................................        --        --        --
                                               --------  --------  --------
  Net increase (decrease) in net assets from
    policy transactions......................   173,471   151,749    86,575
                                               --------  --------  --------
  Net increase (decrease) in net assets......   216,235   193,867   103,584
NET ASSETS:
  Beginning of year..........................   314,260   120,393    16,809
                                               --------  --------  --------
  End of year................................  $530,495  $314,260  $120,393
                                               --------  --------  --------
                                               --------  --------  --------

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                                                      SELECT
                                                      SELECT GROWTH              GROWTH AND INCOME
                                               ---------------------------  ---------------------------
                                                 YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                 1998      1997     1996      1998      1997     1996
                                               --------  --------  -------  --------  --------  -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $    416  $    812  $    77  $  2,243  $  1,377  $   503
  Mortality and expense risk fees............    (3,949)   (1,169)    (139)   (1,551)     (904)    (284)
  Administrative expense fees................    (1,113)     (330)     (38)     (437)     (255)     (79)
                                               --------  --------  -------  --------  --------  -------
    Net investment income (loss).............    (4,646)     (687)    (100)      255       218      140
                                               --------  --------  -------  --------  --------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     4,267    13,732    3,679       628    11,213    4,275
  Net realized gain (loss) from sales of
    investments..............................    39,785    12,531    3,602       714       549     (255)
                                               --------  --------  -------  --------  --------  -------
  Net realized gain (loss)...................    44,052    26,263    7,281     1,342    11,762    4,020
  Net unrealized gain (loss).................    81,796     9,365   (2,989)   23,841     6,825    1,076
                                               --------  --------  -------  --------  --------  -------
    Net realized and unrealized gain
     (loss)..................................   125,848    35,628    4,292    25,183    18,587    5,096
                                               --------  --------  -------  --------  --------  -------

  Net increase (decrease) in net assets from
    operations...............................   121,202    34,941    4,192    25,438    18,805    5,236
                                               --------  --------  -------  --------  --------  -------

POLICY TRANSACTIONS:
  Net premiums...............................   110,162    53,947   12,649    42,234    29,588   37,896
  Terminations...............................        --        --       --        --    (2,515)      --
  Insurance and other charges................    (2,919)     (757)     (82)   (2,251)     (828)    (266)
  Transfers between sub-accounts (including
    fixed account), net......................   171,632   165,506     (275)   24,346    22,388   (6,285)
  Other transfers from (to) the General
    Account..................................    (2,077)    1,569      379    (3,674)   (1,136)     794
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --        --        --       --
                                               --------  --------  -------  --------  --------  -------
  Net increase (decrease) in net assets from
    policy transactions......................   276,798   220,265   12,671    60,655    47,497   32,139
                                               --------  --------  -------  --------  --------  -------

  Net increase (decrease) in net assets......   398,000   255,206   16,863    86,093    66,302   37,375

NET ASSETS:
  Beginning of year..........................   281,284    26,078    9,215   131,606    65,304   27,929
                                               --------  --------  -------  --------  --------  -------
  End of year................................  $679,284  $281,284  $26,078  $217,699  $131,606  $65,304
                                               --------  --------  -------  --------  --------  -------
                                               --------  --------  -------  --------  --------  -------

                                                      SELECT VALUE
                                                      OPPORTUNITY*
                                               ---------------------------

                                                 YEAR ENDED DECEMBER 31,
                                                 1998      1997     1996
                                               --------  --------  -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  2,923  $  1,402  $   227
  Mortality and expense risk fees............    (2,653)   (1,190)    (189)
  Administrative expense fees................      (748)     (335)     (53)
                                               --------  --------  -------
    Net investment income (loss).............      (478)     (123)     (15)
                                               --------  --------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     1,102    33,367    1,440
  Net realized gain (loss) from sales of
    investments..............................       210    14,580    3,045
                                               --------  --------  -------
  Net realized gain (loss)...................     1,312    47,947    4,485
  Net unrealized gain (loss).................    11,599   (16,439)     (26)
                                               --------  --------  -------
    Net realized and unrealized gain
     (loss)..................................    12,911    31,508    4,459
                                               --------  --------  -------
  Net increase (decrease) in net assets from
    operations...............................    12,433    31,385    4,444
                                               --------  --------  -------
POLICY TRANSACTIONS:
  Net premiums...............................    42,107    45,084   10,199
  Terminations...............................        --        --       --
  Insurance and other charges................    (2,372)     (822)    (138)
  Transfers between sub-accounts (including
    fixed account), net......................    43,016   145,593   11,442
  Other transfers from (to) the General
    Account..................................       (43)      109     (515)
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --
                                               --------  --------  -------
  Net increase (decrease) in net assets from
    policy transactions......................    82,708   189,964   20,988
                                               --------  --------  -------
  Net increase (decrease) in net assets......    95,141   221,349   25,432
NET ASSETS:
  Beginning of year..........................   255,483    34,134    8,702
                                               --------  --------  -------
  End of year................................  $350,624  $255,483  $34,134
                                               --------  --------  -------
                                               --------  --------  -------

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                  SELECT
                                                  INCOME                SELECT                   SELECT CAPITAL
                                               ------------      INTERNATIONAL EQUITY             APPRECIATION
                                                              ---------------------------  ---------------------------
                                               PERIOD FROM
                                               9/11/98** TO     YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                 12/31/98       1998      1997     1996      1998      1997     1996
                                               ------------   --------  --------  -------  --------  --------  -------
INVESTMENT INCOME (LOSS):
  Dividends..................................    $   198      $  5,861  $  6,590  $ 1,058  $     --  $     --  $    --
  Mortality and expense risk fees............        (18)       (2,853)   (1,146)    (214)   (1,793)     (898)    (165)
  Administrative expense fees................         (5)         (805)     (323)     (59)     (497)     (248)     (46)
                                               ------------   --------  --------  -------  --------  --------  -------
    Net investment income (loss).............        175         2,203     5,121      785    (2,290)   (1,146)    (211)
                                               ------------   --------  --------  -------  --------  --------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................         --            --     9,317      126    37,120        --       28
  Net realized gain (loss) from sales of
    investments..............................        (99)       91,619    (1,218)     685     1,243    10,252     (724)
                                               ------------   --------  --------  -------  --------  --------  -------
  Net realized gain (loss)...................        (99)       91,619     8,099      811    38,363    10,252     (696)
  Net unrealized gain (loss).................        (74)        5,108    (8,910)   3,572    (8,993)   12,967     (814)
                                               ------------   --------  --------  -------  --------  --------  -------
    Net realized and unrealized gain
      (loss).................................       (173)       96,727      (811)   4,383    29,370    23,219   (1,510)
                                               ------------   --------  --------  -------  --------  --------  -------

  Net increase (decrease) in net assets from
    operations...............................          2        98,930     4,310    5,168    27,080    22,073   (1,721)
                                               ------------   --------  --------  -------  --------  --------  -------

POLICY TRANSACTIONS:
  Net premiums...............................      3,071        37,489    26,346   32,320    36,396    44,247   17,225
  Terminations...............................         --            --    (1,344)      --    (1,123)       --       --
  Insurance and other charges................        (45)       (1,979)     (498)    (122)   (1,483)     (846)    (278)
  Transfers between sub-accounts (including
    fixed account), net......................      9,085       (30,708)  102,791   20,481    16,279    65,081   20,724
  Other transfers from (to) the General
    Account..................................         (1)       (1,945)   (1,269)     929      (288)       12      571
  Net increase (decrease) in investment by
    Sponsor..................................         --            --        --     (132)       --        --     (293)
                                               ------------   --------  --------  -------  --------  --------  -------
  Net increase (decrease) in net assets from
    policy transactions......................     12,110         2,857   126,026   53,476    49,781   108,494   37,949
                                               ------------   --------  --------  -------  --------  --------  -------

  Net increase (decrease) in net assets......     12,112       101,787   130,336   58,644    76,861   130,567   36,228

NET ASSETS:
  Beginning of year..........................         --       189,093    58,757      113   171,290    40,723    4,495
                                               ------------   --------  --------  -------  --------  --------  -------
  End of year................................    $12,112      $290,880  $189,093  $58,757  $248,151  $171,290  $40,723
                                               ------------   --------  --------  -------  --------  --------  -------
                                               ------------   --------  --------  -------  --------  --------  -------

                                                  SELECT         SELECT
                                                 EMERGING      STRATEGIC
                                                 MARKETS         GROWTH
                                               ------------   ------------

                                               PERIOD FROM    PERIOD FROM
                                               5/11/98** TO   5/11/98** TO
                                                 12/31/98       12/31/98
                                               ------------   ------------
INVESTMENT INCOME (LOSS):
  Dividends..................................      $--            $--
  Mortality and expense risk fees............       --             --
  Administrative expense fees................       --             --
                                                   ---            ---
    Net investment income (loss).............       --             --
                                                   ---            ---
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................       --             --
  Net realized gain (loss) from sales of
    investments..............................       --             --
                                                   ---            ---
  Net realized gain (loss)...................       --             --
  Net unrealized gain (loss).................       (4)            (1)
                                                   ---            ---
    Net realized and unrealized gain
      (loss).................................       (4)            (1)
                                                   ---            ---
  Net increase (decrease) in net assets from
    operations...............................       (4)            (1)
                                                   ---            ---
POLICY TRANSACTIONS:
  Net premiums...............................       --             --
  Terminations...............................       --             --
  Insurance and other charges................       --             --
  Transfers between sub-accounts (including
    fixed account), net......................       --             --
  Other transfers from (to) the General
    Account..................................       --             --
  Net increase (decrease) in investment by
    Sponsor..................................       20             20
                                                   ---            ---
  Net increase (decrease) in net assets from
    policy transactions......................       20             20
                                                   ---            ---
  Net increase (decrease) in net assets......       16             19
NET ASSETS:
  Beginning of year..........................       --             --
                                                   ---            ---
  End of year................................      $16            $19
                                                   ---            ---
                                                   ---            ---

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                      FIDELITY VIP                  FIDELITY VIP
                                                       HIGH INCOME                 EQUITY-INCOME
                                               ---------------------------  ----------------------------
                                                 YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                 1998      1997     1996      1998      1997      1996
                                               --------  --------  -------  --------  --------  --------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $ 10,236  $  5,394  $ 1,230  $  5,066  $  2,557  $     90
  Mortality and expense risk fees............    (1,769)   (1,080)    (506)   (4,172)   (1,988)     (815)
  Administrative expense fees................      (498)     (305)    (141)   (1,176)     (561)     (227)
                                               --------  --------  -------  --------  --------  --------
    Net investment income (loss).............     7,969     4,009      583      (282)        8      (952)
                                               --------  --------  -------  --------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     6,504       667      240    18,029    12,855     2,564
  Net realized gain (loss) from sales of
    investments..............................    (2,623)   15,572    5,531       502       329      (844)
                                               --------  --------  -------  --------  --------  --------
  Net realized gain (loss)...................     3,881    16,239    5,771    18,531    13,184     1,720
  Net unrealized gain (loss).................      (792)      587      625    33,657    37,086     9,822
                                               --------  --------  -------  --------  --------  --------
    Net realized and unrealized gain
     (loss)..................................     3,089    16,826    6,396    52,188    50,270    11,542
                                               --------  --------  -------  --------  --------  --------

  Net increase (decrease) in net assets from
    operations...............................    11,058    20,835    6,979    51,906    50,278    10,590
                                               --------  --------  -------  --------  --------  --------

POLICY TRANSACTIONS:
  Net premiums...............................    46,483    37,579   39,315   109,086    91,656    58,682
  Terminations...............................    (1,138)       --       --    (2,345)       --        --
  Insurance and other charges................    (1,658)   (1,001)    (471)   (3,472)   (1,977)     (869)
  Transfers between sub-accounts (including
    fixed account), net......................     9,522       625   12,179   163,685    71,066    16,780
  Other transfers from (to) the General
    Account..................................    (1,121)      (20)     197    (1,680)   (1,043)      929
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --        --        --        --
                                               --------  --------  -------  --------  --------  --------
  Net increase (decrease) in net assets from
    policy transactions......................    52,088    37,183   51,220   265,274   159,702    75,522
                                               --------  --------  -------  --------  --------  --------

  Net increase (decrease) in net assets......    63,146    58,018   58,199   317,180   209,980    86,112

NET ASSETS:
  Beginning of year..........................   132,038    74,020   15,821   354,957   144,977    58,865
                                               --------  --------  -------  --------  --------  --------
  End of year................................  $195,184  $132,038  $74,020  $672,137  $354,957  $144,977
                                               --------  --------  -------  --------  --------  --------
                                               --------  --------  -------  --------  --------  --------

                                                       FIDELITY VIP
                                                          GROWTH
                                               ----------------------------

                                                 YEAR ENDED DECEMBER 31,
                                                 1998      1997      1996
                                               --------  --------  --------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  1,975  $  1,211  $    212
  Mortality and expense risk fees............    (4,337)   (2,263)   (1,017)
  Administrative expense fees................    (1,223)     (638)     (282)
                                               --------  --------  --------
    Net investment income (loss).............    (3,585)   (1,690)   (1,087)
                                               --------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    51,661     5,419     5,366
  Net realized gain (loss) from sales of
    investments..............................    39,829     1,306       (57)
                                               --------  --------  --------
  Net realized gain (loss)...................    91,490     6,725     5,309
  Net unrealized gain (loss).................    81,513    38,619    11,462
                                               --------  --------  --------
    Net realized and unrealized gain
     (loss)..................................   173,003    45,344    16,771
                                               --------  --------  --------
  Net increase (decrease) in net assets from
    operations...............................   169,418    43,654    15,684
                                               --------  --------  --------
POLICY TRANSACTIONS:
  Net premiums...............................    96,389    64,784    60,044
  Terminations...............................    (2,456)   (3,119)       --
  Insurance and other charges................    (4,799)   (2,303)     (888)
  Transfers between sub-accounts (including
    fixed account), net......................    88,746    99,562    70,525
  Other transfers from (to) the General
    Account..................................    (1,642)     (692)   (1,198)
  Net increase (decrease) in investment by
    Sponsor..................................        --        --        --
                                               --------  --------  --------
  Net increase (decrease) in net assets from
    policy transactions......................   176,238   158,232   128,483
                                               --------  --------  --------
  Net increase (decrease) in net assets......   345,656   201,886   144,167
NET ASSETS:
  Beginning of year..........................   373,852   171,966    27,799
                                               --------  --------  --------
  End of year................................  $719,508  $373,852  $171,966
                                               --------  --------  --------
                                               --------  --------  --------

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                      FIDELITY VIP               FIDELITY VIP II
                                                        OVERSEAS                  ASSET MANAGER
                                               ---------------------------  --------------------------
                                                 YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                 1998      1997     1996     1998      1997     1996
                                               --------  --------  -------  -------  --------  -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $    240  $     86  $    15  $ 1,182  $    404  $    98
  Mortality and expense risk fees............      (211)     (120)     (27)    (387)     (228)     (58)
  Administrative expense fees................       (59)      (34)      (7)    (109)      (65)     (16)
                                               --------  --------  -------  -------  --------  -------
    Net investment income (loss).............       (30)      (68)     (19)     686       111       24
                                               --------  --------  -------  -------  --------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................       709       340       17    3,547     1,014       80
  Net realized gain (loss) from sales of
    investments..............................    16,693     9,680      338    1,341        32       17
                                               --------  --------  -------  -------  --------  -------
  Net realized gain (loss)...................    17,402    10,020      355    4,888     1,046       97
  Net unrealized gain (loss).................     1,956      (557)     267      396     3,696      750
                                               --------  --------  -------  -------  --------  -------
    Net realized and unrealized gain
     (loss)..................................    19,358     9,463      622    5,284     4,742      847
                                               --------  --------  -------  -------  --------  -------

  Net increase (decrease) in net assets from
    operations...............................    19,328     9,395      603    5,970     4,853      871
                                               --------  --------  -------  -------  --------  -------

POLICY TRANSACTIONS:
  Net premiums...............................     6,874     3,393    3,103    7,297     7,867    7,875
  Terminations...............................        --        --       --   (1,415)       --       --
  Insurance and other charges................      (313)     (267)     (83)    (533)     (453)    (214)
  Transfers between sub-accounts (including
    fixed account), net......................   (15,057)   (6,551)    (272)    (570)   13,549       --
  Other transfers from (to) the General
    Account..................................         1     1,335       --        1        --       28
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --       --        --     (129)
                                               --------  --------  -------  -------  --------  -------
  Net increase (decrease) in net assets from
    policy transactions......................    (8,495)   (2,090)   2,748    4,780    20,963    7,560
                                               --------  --------  -------  -------  --------  -------

  Net increase (decrease) in net assets......    10,833     7,305    3,351   10,750    25,816    8,431

NET ASSETS:
  Beginning of year..........................    11,698     4,393    1,042   36,458    10,642    2,211
                                               --------  --------  -------  -------  --------  -------
  End of year................................  $ 22,531  $ 11,698  $ 4,393  $47,208  $ 36,458  $10,642
                                               --------  --------  -------  -------  --------  -------
                                               --------  --------  -------  -------  --------  -------

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                      T. ROWE PRICE                     DGPF
                                                   INTERNATIONAL STOCK          INTERNATIONAL EQUITY
                                               ---------------------------  ----------------------------
                                                 YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                 1998      1997     1996      1998      1997      1996
                                               --------  --------  -------  --------  --------  --------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  2,242  $    989  $   170  $  4,001  $  1,076  $    585
  Mortality and expense risk fees............    (1,382)     (625)    (102)   (1,217)     (613)     (180)
  Administrative expense fees................      (390)     (177)     (28)     (343)     (173)      (50)
                                               --------  --------  -------  --------  --------  --------
    Net investment income (loss).............       470       187       40     2,441       290       355
                                               --------  --------  -------  --------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................       791     1,401      101        --        --       157
  Net realized gain (loss) from sales of
    investments..............................     7,871     6,413    3,240    14,098     9,879        12
                                               --------  --------  -------  --------  --------  --------
  Net realized gain (loss)...................     8,662     7,814    3,341    14,098     9,879       169
  Net unrealized gain (loss).................    12,711    (2,178)     (74)    6,737    (1,771)    2,667
                                               --------  --------  -------  --------  --------  --------
    Net realized and unrealized gain
     (loss)..................................    21,373     5,636    3,267    20,835     8,108     2,836
                                               --------  --------  -------  --------  --------  --------

  Net increase (decrease) in net assets from
    operations...............................    21,843     5,823    3,307    23,276     8,398     3,191
                                               --------  --------  -------  --------  --------  --------

POLICY TRANSACTIONS:
  Net premiums...............................    17,411    20,514   15,072    16,142    10,520     1,484
  Terminations...............................        --        --       --        --        --        --
  Insurance and other charges................      (947)     (457)    (189)     (887)     (284)      (32)
  Transfers between sub-accounts (including
    fixed account), net......................    37,460    60,565    2,324    14,560    55,900    15,871
  Other transfers from (to) the General
    Account..................................       117       (96)       1       164      (184)       (1)
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --        --        --        --
                                               --------  --------  -------  --------  --------  --------
  Net increase (decrease) in net assets from
    policy transactions......................    54,041    80,526   17,208    29,979    65,952    17,322
                                               --------  --------  -------  --------  --------  --------

  Net increase (decrease) in net assets......    75,884    86,349   20,515    53,255    74,350    20,513

NET ASSETS:
  Beginning of year..........................   107,552    21,203      688    99,997    25,647     5,134
                                               --------  --------  -------  --------  --------  --------
  End of year................................  $183,436  $107,552  $21,203  $153,252  $ 99,997  $ 25,647
                                               --------  --------  -------  --------  --------  --------
                                               --------  --------  -------  --------  --------  --------

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Inheiritage Account (Inheiritage) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on May 1, 1995, for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Inheiritage are clearly identified and distinguished from the other assets and liabilities of the Company. Inheiritage cannot be charged with liabilities arising out of any other business of the Company.

    Inheiritage is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Inheiritage currently offers twenty-one Sub-Accounts under the policies. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS) (successor to Allmerica Investment Management Company, Inc.), a wholly-owned subsidiary of the Company; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II) managed by Fidelity Management & Research Company (FMR); or of T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisers, Ltd. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, and DGPF (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Effective January 9, 1998, Small-Mid Cap Value Fund was renamed Select Value Opportunity Fund.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Inheiritage. Therefore, no provision for income taxes has been charged against Inheiritage.

                              INHEIRITAGE ACCOUNT

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1998 were as follows:

                                               PORTFOLIO INFORMATION
                                          -------------------------------
                                                                    NET
                                                                   ASSET
                                                                   VALUE
                                          NUMBER OF   AGGREGATE     PER
INVESTMENT PORTFOLIO                       SHARES       COST       SHARE
----------------------------------------  ---------   ---------   -------
  Growth................................   157,778    $416,544    $2.825
  Investment Grade Income...............    27,495      30,884     1.132
  Money Market..........................   688,802     688,802     1.000
  Equity Index..........................   152,446     427,908     3.408
  Government Bond.......................        --          --     1.068
  Select Aggressive Growth..............   215,648     485,542     2.460
  Select Growth.........................   279,771     591,428     2.428
  Select Growth and Income..............   122,372     186,793     1.779
  Select Value Opportunity*.............   208,085     355,610     1.685
  Select Income.........................    11,736      12,186     1.032
  Select International Equity...........   188,638     291,097     1.542
  Select Capital Appreciation...........   151,312     244,669     1.640
  Select Emerging Markets...............        20          20     0.784
  Select Strategic Growth...............        20          20     0.973
  Fidelity VIP High Income..............    16,928     194,627    11.530
  Fidelity VIP Equity-Income............    26,441     590,898    25.420
  Fidelity VIP Growth...................    16,035     588,862    44.870
  Fidelity VIP Overseas.................     1,124      20,900    20.050
  Fidelity VIP II Asset Manager.........     2,600      42,280    18.160
  T. Rowe Price International Stock.....    12,633     172,954    14.520
  DGPF International Equity.............     9,299     145,450    16.480

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of 0.90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The mortality and expense risk charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. During the first 15 policy years, the Company also charges each Sub-Account 0.25% per annum based on the average

                              INHEIRITAGE ACCOUNT

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values and paid to the Company on a daily basis.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is the principal underwriter and general distributor of Inheiritage, and does not receive any compensation for sales of Inheiritage policies. Commissions are paid to registered representatives of Allmerica Investments and to certain independent broker-dealers by the Company. As the current series of policies have a surrender charge, no deduction is made for sales charges at the time of the sale. For the year ended December 31, 1998 the Company received $9,950 for surrender charges, and for the years ended December 31, 1997 and 1996, there were no surrender charges applicable to Inheiritage.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Inheiritage satisfies the current requirements of the regulations, and it intends that Inheiritage will continue to meet such requirements.

                              INHEIRITAGE ACCOUNT

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Inheiritage during the year ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                      PURCHASES      SALES
-------------------------------------------------------  -----------  -----------
  Growth...............................................  $   729,725  $   598,844
  Investment Grade Income..............................       28,754          471
  Money Market.........................................   13,662,973   13,539,000
  Equity Index.........................................      167,318       21,746
  Government Bond......................................       25,513       47,714
  Select Aggressive Growth.............................      315,350      146,365
  Select Growth........................................    1,171,774      895,355
  Select Growth and Income.............................       70,962        9,424
  Select Value Opportunity*............................      356,138      272,806
  Select Income........................................       21,898        9,613
  Select International Equity..........................   10,055,477   10,050,417
  Select Capital Appreciation..........................      106,675       22,064
  Select Emerging Markets..............................           20           --
  Select Strategic Growth..............................           20           --
  Fidelity VIP High Income.............................    2,905,809    2,839,248
  Fidelity VIP Equity-Income...........................      301,547       18,526
  Fidelity VIP Growth..................................      640,054      415,740
  Fidelity VIP Overseas................................    1,672,717    1,680,533
  Fidelity VIP II Asset Manager........................       27,279       18,266
  T. Rowe Price International Stock....................      336,166      280,864
  DGPF International Equity............................      969,544      937,124
                                                         -----------  -----------
    Totals.............................................  $33,565,713  $31,804,120
                                                         -----------  -----------
                                                         -----------  -----------

* Name changed. See Note 1.

                         FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                     WORCESTER, MASSACHUSETTS
                   INDIVIDUAL JOINT SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE
                                        INSURANCE POLICIES
                                       VARIABLE INHEIRITAGE



                        This Prospectus provides important information about
                        Allmerica Variable Inheiritage, an individual joint
                        survivorship flexible premium variable life insurance
                        policy issued by First Allmerica Financial Life
                        Insurance Company. The Policies are funded through
                        the Inheiritage Account, a separate investment
                        account of the Company that is referred to as the
                        Separate Account, and a fixed-interest account also
                        referred to as the General Account. Life insurance
                        coverage is provided for two Insureds, with Death
                        Proceeds payable at death of the last surviving
                        Insured. Applicants must be Age 80 or under with
                        respect to the younger Insured, and Age 85 or under
   PLEASE READ THIS     with respect to the older Insured.
 PROSPECTUS CAREFULLY
 BEFORE INVESTING AND
  KEEP IT FOR FUTURE
      REFERENCE.

                        The Separate Account is subdivided into Sub-Accounts.
    VARIABLE LIFE       Each Sub-Account invests exclusively in shares of one
   POLICIES INVOLVE     of the following Funds of Allmerica Investment Trust,
   RISKS INCLUDING      Variable Insurance Products Fund, Variable Insurance
   POSSIBLE LOSS OF     Products Fund II, T. Rowe Price International Series,
      PRINCIPAL.        Inc., and Delaware Group Premium Fund, Inc.:




                        ALLMERICA INVESTMENT TRUST                           VARIABLE INSURANCE PRODUCTS FUND
                        --------------------------------------------------   --------------------------------------------------
 THIS PROSPECTUS MUST   Select Aggressive Growth Fund                        Fidelity VIP Overseas Portfolio
  BE ACCOMPANIED BY     Select Capital Appreciation Fund                     Fidelity VIP Growth Portfolio
 PROSPECTUSES OF THE    Select Value Opportunity Fund                        Fidelity VIP Equity-Income Portfolio
        FUNDS.          Select Emerging Markets Fund                         Fidelity VIP High Income Portfolio
                        Select International Equity Fund
                        Select Growth Fund                                   VARIABLE INSURANCE PRODUCTS FUND II
                        Select Strategic Growth Fund                         --------------------------------
                        Growth Fund                                          Fidelity VIP II Asset Manager Portfolio
                        Equity Index Fund
                        Select Growth and Income Fund                        T. ROWE PRICE INTERNATIONAL SERIES, INC.
                        Investment Grade Income Fund                         ----------------------------------
                        Government Bond Fund                                 T. Rowe Price International Stock Portfolio
                        Select Income Fund
                        Money Market Fund                                    DELAWARE GROUP PREMIUM FUND, INC.
                                                                             --------------------------------
                                                                             DGPF International Equity Series



  THIS LIFE POLICY IS     This Prospectus can also be obtained from the
        NOT:              Securities and Exchange Commission's website
 - A BANK DEPOSIT OR      (http://www.sec.gov).
   OBLIGATION;            IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING
 - FEDERALLY INSURED;     INSURANCE WITH THE POLICY.
 - ENDORSED BY ANY        THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
   BANK OR                APPROVED OR DISAPPROVED THESE SECURITIES OR
                          DETERMINED THAT THE INFORMATION IS TRUTHFUL OR
                          COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
                          CRIMINAL OFFENSE.

   GOVERNMENTAL         CORRESPONDENCE MAY BE MAILED TO                      DATED MAY 1, 1999
   AGENCY.              AGENCY INHEIRITAGE                                   440 LINCOLN STREET
                        P.O. BOX 8014                                        WORCESTER, MASSACHUSETTS 01653
                        BOSTON, MA 02266-8014                                (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS.........................................................................          4
SUMMARY...............................................................................          7
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS............         17
INVESTMENT OBJECTIVES AND POLICIES....................................................         19
INVESTMENT ADVISORY SERVICES..........................................................         21
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         24
VOTING RIGHTS.........................................................................         25
THE POLICY............................................................................         25
  Applying for the Policy.............................................................         25
  Free-Look Period....................................................................         26
  Conversion Privileges...............................................................         27
  Premium Payments....................................................................         27
  Incentive Funding Discount..........................................................         28
  Guaranteed Death Benefit Rider......................................................         29
  Paid-Up Insurance Option............................................................         30
  Allocation of Net Premiums..........................................................         30
  Transfer Privilege..................................................................         31
  Death Proceeds......................................................................         32
  Sum Insured Options.................................................................         33
  Change in Sum Insured Option........................................................         35
  Change in Face Amount...............................................................         35
  Policy Value and Surrender Value....................................................         37
  Death Proceeds Payment Options......................................................         38
  Optional Insurance Benefits.........................................................         38
  Policy Surrender....................................................................         38
  Partial Withdrawals.................................................................         39
CHARGES AND DEDUCTIONS................................................................         39
  Tax Expense Charge..................................................................         39
  Premium Expense Charge..............................................................         40
  Monthly Deduction from Policy Value.................................................         40
  Charges Against Assets of The Separate Account......................................         42
  Surrender Charge....................................................................         43
  Charges on Partial Withdrawals......................................................         44
  Transfer Charges....................................................................         45
  Charge for Increase in Face Amount..................................................         45
  Other Administrative Charges........................................................         45
POLICY LOANS..........................................................................         46
  Repayment of Loans..................................................................         46
  Effect of Policy Loans..............................................................         47
POLICY TERMINATION AND REINSTATEMENT..................................................         47
  Termination.........................................................................         47
  Reinstatement.......................................................................         48
OTHER POLICY PROVISIONS...............................................................         49
  Policyowner.........................................................................         49
  Beneficiary.........................................................................         49
  Incontestability....................................................................         49
  Suicide.............................................................................         49
  Notice of First Insured to Die......................................................         49
  Age.................................................................................         49
  Assignment..........................................................................         50
  Postponement of Payments............................................................         50

DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.......................................         51
DISTRIBUTION..........................................................................         52
SERVICES..............................................................................         53
REPORTS...............................................................................         53
LEGAL PROCEEDINGS.....................................................................         53
FURTHER INFORMATION...................................................................         53
INDEPENDENT ACCOUNTANTS...............................................................         53
FEDERAL TAX CONSIDERATIONS............................................................         54
  The Company and The Separate Account................................................         54
  Taxation of the Policies............................................................         54
  Modified Endowment Contracts........................................................         55
  Estate and Generation-Skipping Taxes................................................         56
MORE INFORMATION ABOUT THE GENERAL ACCOUNT............................................         56
  General Description.................................................................         57
  General Account Value...............................................................         57
  The Policy..........................................................................         57
  Transfers, Surrenders, Partial Withdrawals and Policy Loans.........................         57
YEAR 2000 DISCLOSURE..................................................................         58
FINANCIAL STATEMENTS..................................................................         59
APPENDIX A -- OPTIONAL BENEFITS.......................................................        A-1
APPENDIX B -- PAYMENT OPTIONS.........................................................        B-1
APPENDIX C -- ILLUSTRATIONS...........................................................        C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES................................        D-1
APPENDIX E -- PERFORMANCE INFORMATION.................................................        E-1
FINANCIAL STATEMENTS..................................................................        F-1

                                 SPECIAL TERMS

ACCUMULATION UNIT: A measure of the Policyowner's interest in a Sub-Account.

AGE: An Insured's age as of the nearest birthday measured from the Policy anniversary.

BENEFICIARY: The person(s) designated by the owner of the Policy to receive the insurance proceeds upon the death of the last surviving Insured.


COMPANY: First Allmerica Financial Life Insurance Company. "We," "our," "us," "the Company" refer to First Allmerica Financial Life Insurance Company in this Prospectus.


DATE OF ISSUE: The date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at death of the last surviving Insured, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Rider is in effect, the Death Proceeds will be the greater of (a) the Face Amount as of the Final Premium Payment Date, or (b) the Policy Value as of the date due proof of death is received by the Company. This Rider may not be available in all states.

DEBT: All unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, including medical information satisfactory to the Company, that is used to determine the Insureds' Premium Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Policy is set forth in the specifications pages of the Policy.

FINAL PREMIUM PAYMENT DATE: The Policy anniversary nearest the younger Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of the Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Table D, Smoker or Non-Smoker, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: The minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by Age. It is calculated by multiplying the Policy Value by a percentage determined by the younger Insured's Age.

INSURANCE AMOUNT AT RISK: The Sum Insured less the Policy Value.

INSUREDS: The two persons covered under the Policy.

LOAN VALUE: The maximum amount that may be borrowed under the Policy.


MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:



    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and



    - Debt does not exceed Policy Value less surrender charges, then



    - the Policy is guaranteed not to lapse during that period.



EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.


MONTHLY DEDUCTION: Charges deducted monthly from the Policy Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: The date on which the Monthly Deduction is deducted from the Policy Value.

NET PREMIUM: An amount equal to the premium less a tax expense charge and premium expense charge.

PAID-UP INSURANCE: Joint survivorship insurance coverage for the lifetime of the Insureds, with no further premiums due.

POLICY CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: The total amount available for investment under the Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to the Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to the Policy.

POLICYOWNER: The person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: The risk classification that the Company assigns the Insureds based on the information in the application and any other Evidence of Insurability considered by the Company. The Insureds' Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, the Policyowner may specify from which Sub-Account certain deductions will be made or to which Sub-Account Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of a separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other policy liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.


SUB-ACCOUNT: A division of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust ("Trust"), a corresponding Portfolio of the Variable Insurance Products Fund ("Fidelity VIP") or of Variable Insurance Products Fund II ("Fidelity VIP II"), Series of the Delaware Group Premium Fund, Inc. or Portfolio of the T. Rowe Price International Series, Inc. ("T. Rowe Price").


SUM INSURED: The amount payable upon the death of the last surviving Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the death of the last surviving Insured, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but will always be at least equal to the Face Amount.

SURRENDER VALUE: The amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.


UNDERLYING FUNDS (FUNDS): The Funds of Allmerica Investment Trust, the Portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, and the Series of Delaware Group Premium Fund, Inc., which are available under the Policy.


VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

WRITTEN REQUEST: A request by the Policyowner in writing, satisfactory to the Company.

YOU OR YOUR: The Policyowner, as shown in the application or the latest change filed with the Company.

                                    SUMMARY

The following is a summary of the individual joint survivorship flexible premium variable life insurance policy sold by First Allmerica Financial Life Insurance Company ("Company"). It highlights key points from the Prospectus which follows. If you are considering the purchase of this product, you should read the Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.


Policyowners may, within limits, choose the amount of initial payment and vary the frequency and amount of future payments. The Policy allows partial withdrawals and full surrender of the Policy's Surrender Value, within limits. The Policies are not suitable for short-term investment because of the substantial nature of the surrender charge. If the Policyowner thinks about surrendering the Policy, the lower deferred sales charges that apply during the first two years from the Date of Issue or an increase in the Face Amount should be considered.



In certain circumstances, the Policy may be considered a "modified endowment contract." Under the Internal Revenue Code of 1986 ("Code"), any Policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."



There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will remain in effect so long as the Policy Value, less any surrender charges and less any outstanding Debt, is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect. (This Rider may not be available in all states.)



If the Policy is in effect at the death of the last surviving Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any Debt, partial withdrawals, and any due and unpaid charges. The Policyowner may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount). A Policyowner has the right to change the Sum Insured option, subject to certain conditions. A Guideline Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.



No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

 FREE-LOOK PERIOD -- The Policy provides for an initial free-look period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of:

     - 45 days after the applications for the Policy are signed,

     - 10 days after you receive the Policy (or, if required by state law, the longer period indicated in the Policy), or

     - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.


     - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.



 When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium by check may be delayed until the check has cleared your bank.



 Where required by state law, however, the Company will refund the entire amount of premiums paid. In other states or if the Policy was issued in New York as a replacement, the refund will equal the sum of:


     (1) the difference between the premium, including fees and charges paid, and any amount allocated to the Separate Account, PLUS

     (2) the value of the amounts allocated to the Separate Account, PLUS

     (3) any fees or charges imposed on the amounts allocated to the Separate Account.

 The amount refunded in (1) above includes any premiums allocated to the General Account. A free-look privilege also applies after a requested increase in the Face Amount. See THE POLICY -- "Free-Look Period."


 CONVERSION PRIVILEGES -- During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert the Policy to a fixed flexible premium adjustable life insurance policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Date of Issue, and Premium Class as the original Policy. See THE POLICY -- "Conversion Privileges."


ABOUT THE POLICY

The Policy allows you to make premium payments in any amount and frequency, subject to certain limitations. As long as the Policy remains in force, it will provide for:

    - life insurance coverage on the named Insureds,

    - Policy Value,

    - surrender rights and partial withdrawal rights,

    - loan privileges, and

    - in some cases, additional insurance benefits available by rider for an additional charge.

LIFE INSURANCE

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is a "joint survivorship" policy because Death Proceeds are payable, not on the death of the first Insured to die, but on the death of the last surviving Insured. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the death benefit may vary with the investment experience of the Sub-Accounts.

FLEXIBLE PREMIUM

The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments. You may vary the frequency and amount of future premium payments, subject to certain limits, restrictions and conditions set by Company standards and federal tax laws. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause the Policy to lapse. Because of the variable nature of the Policy, making planned premium payments does not guarantee that the Policy will remain in force. Thus, you may, but are not required to, pay additional premiums. If the Guaranteed Death Benefit Rider is in effect, however, certain minimum premium payment tests must be met. (This Rider may not be available in all states.)

The Policy will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you. During the first 48 Policy months after the Date of Issue or the effective date of an increase in the Face Amount, the Policy will not lapse if the total premiums paid less the Debt, partial withdrawals and withdrawal charges are equal to or exceed the sum of the Minimum Monthly Factor for the number of months the Policy, increase in the Face Amount, or a Policy Change which causes a change in the Minimum Monthly Factor, has been in force. Even during these periods, however, making payments at least equal to the Minimum Monthly Factor will not prevent the Policy from lapsing if the Debt equals or exceeds the Policy Value less surrender charges.


CONDITIONAL INSURANCE AGREEMENT



If at the time of application you make a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, the Company will provide conditional insurance, equal to the amount of insurance, subject to the terms of the Conditional Insurance Agreement. If the application is approved, the Policy will be issued as of the date the terms of the conditional insurance are met. If you do not wish to make any payment at the time of application, insurance coverage will not be in force until delivery of the Policy and payment of sufficient premium to place the insurance in force.


If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Principal Office. IF THE POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

GUARANTEED DEATH BENEFIT RIDER (MAY NOT BE AVAILABLE IN ALL STATES)

This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE:

    - guarantees that the Policy will not lapse, regardless of the investment performance of the Separate Account; and

    - provides a guaranteed death benefit.

In order to maintain the Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount. In addition, a one-time administrative charge of $25 will be deducted from the Policy Value when the Rider is elected. Certain transactions, including Policy loans, partial withdrawals, and changes in the Death Benefit Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.


MINIMUM MONTHLY FACTOR



The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:



    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and



    - Debt does not exceed Policy Value less surrender charges, then



    - the Policy is guaranteed not to lapse during that period.



EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.


ALLOCATION OF INITIAL PREMIUMS

Net premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the General Account, or to any combination of Accounts. You bear the investment risks of amounts allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE POLICY -- "Allocation of Net Premiums." Premiums allocated to the General Account will earn a fixed rate of interest. Net premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

PARTIAL WITHDRAWALS

After the first Policy year, you may make partial withdrawals from the Policy Value in a minimum amount of $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal. A partial withdrawal will not be allowed under Option 1 if it would reduce the Face Amount below $100,000.


A transaction charge, which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawals," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge. A partial withdrawal charge also may be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE POLICY -- "Partial Withdrawals" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawals."


LOAN PRIVILEGE

You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy year is 75% of an amount equal to the Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to the Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-

Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Policy loan may have a permanent impact on the Policy Value even though it eventually is repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See POLICY LOANS.

PREFERRED LOAN OPTION

A preferred loan option is available under the Policy. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan. There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

POLICY LAPSE AND REINSTATEMENT

Except as otherwise provided in the optional Guaranteed Death Benefit Rider, the failure to make premium payments will not cause the Policy to lapse unless:

    (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any; or

    (b) Debt exceeds Policy Value less surrender charges.

A 62-day grace period applies to each situation.

Even if the situation described in (a) above exists, the Policy will not lapse if you meet the so-called "Minimum Monthly Factor" test. The Minimum Monthly Factor test is only used to determine whether the Policy will enter the grace period during the first 48 months or within 48 months following an increase in the Face Amount. Under the Minimum Monthly Factor test, the Company determines two amounts:

    - the sum of the payments you have made, MINUS any Debt, withdrawals and withdrawal charges, and

    - the amount of the Minimum Monthly Factor (the amount is shown on page 5 of the Policy) MULTIPLIED by the number of months the Policy has been in force, or the number of months which have elapsed since the last increase in the Face Amount.

The Company then compares the first amount to the second amount. The Policy will not enter the grace period if the first amount is greater than the second amount. If the Policy lapses, it may be reinstated within three years of the date of default (but not later than the Final Premium Payment Date). In order to reinstate, you must pay the reinstatement premium and provide satisfactory Evidence of Insurability. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement. See POLICY TERMINATION AND REINSTATEMENT.

In addition, if the Guaranteed Death Benefit Rider is in effect, the Company guarantees that the Policy will not lapse, regardless of the investment performance of the Separate Account. The Policy may lapse, however, under certain circumstances. See THE POLICY -- "Guaranteed Death Benefit Rider." (This Rider may not be available in all states.)

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment under the Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the Separate Account and all accumulations in the General Account credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Policy Value.

The Surrender Value will be the Policy Value less any Debt and applicable surrender charges. The Surrender Value is relevant, for example, to the continuation of the Policy and in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

DEATH PROCEEDS

The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the last surviving Insured. There are no Death Proceeds payable on the death of the first Insured to die. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Policy month in which the last surviving Insured dies.

Two Sum Insured Options are available. Under Option 1, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the younger Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE POLICY -- "Death Proceeds."

The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See APPENDIX B -- PAYMENT OPTIONS.

FLEXIBILITY TO ADJUST SUM INSURED


Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See THE POLICY -- "Change in Face Amount."


The minimum increase in the Face Amount is $10,000, and any increase also may require additional Evidence of Insurability. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE POLICY -- "Free-Look Period" and "Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS

You have the flexibility to add additional insurance benefits by rider. These include the Exchange Option Rider ("Split Option Rider"), Other Insured Rider, Guaranteed Death Benefit Rider, and Four-Year Term Rider. See APPENDIX A -- OPTIONAL BENEFITS. (All riders may not be available in all states.)

The cost of these optional insurance benefits will be deducted from the Policy Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

PAID-UP INSURANCE OPTION

The Policyowner who elects this option will have, without further premiums due, joint survivorship insurance coverage for the lifetime of the Insureds, with the Death Proceeds payable on the death of the last surviving Insured. The Policyowner who has elected the Paid-Up Insurance option may not pay additional premiums, select Sum Insured Option 2, increase or decrease the Face Amount, or make partial withdrawals. Policy Value in the Separate Account will be transferred to the General Account on the date the Company receives Written Request to exercise the option, and transfers of Policy Value back to the Separate Account will not be permitted. Riders will continue only with the consent of the Company. Surrender Value and Loan Value are calculated differently. See THE POLICY -- "Paid-Up Insurance Option." This option may not be available in all states.

POLICY FEES AND CHARGES

There are costs related to the insurance and investment features of the Policy. Fees and charges to cover these costs are deducted in several ways.

TAX EXPENSE CHARGE

A charge will be deducted from each premium payment for state and local premium taxes paid by the Company for the Policy and to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes. The total charge is the actual state and local premium taxes paid by the Company, varying according to jurisdiction, and a DAC tax deduction of 1% of premiums. See CHARGES AND DEDUCTIONS -- "Tax Expense Charge."

PREMIUM EXPENSE CHARGE

A charge of 1% of premiums will be deducted from each premium payment to partially compensate the Company for sales expenses related to the Policies. See CHARGES AND DEDUCTIONS -- "Premium Expense Charge."

MONTHLY DEDUCTIONS FROM POLICY VALUE

On the Date of Issue and each Monthly Payment Date, certain charges ("Monthly Deductions") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for administrative expenses, and a charge for the cost of any additional benefits provided by rider. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro-Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from Policy Value."

The MONTHLY COST OF INSURANCE CHARGE is determined by multiplying the Insurance Amount at Risk for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

A MONTHLY ADMINISTRATIVE CHARGE of $6 per month is made for administrative expenses. The charge is designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, Policy loans and loan repayments, changes in Sum Insured Option, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyowner inquiries.

As noted above, certain ADDITIONAL INSURANCE RIDER BENEFITS are available under the Policy for an additional monthly charge. See APPENDIX A -- OPTIONAL BENEFITS.

DEDUCTIONS FROM THE SEPARATE ACCOUNT

A daily charge, currently equivalent to an effective annual rate of 1.15% of the average daily net asset value of each Sub-Account of the Separate Account, is imposed to compensate the Company for its assumption of certain mortality and expense risks and for administrative costs associated with the Separate Account. The rate is 0.90% for the mortality and expense risk and 0.25% for the Separate Account administrative charge. The administrative charge is eliminated after the 15th Policy year. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the Separate Account."

CHARGES OF THE UNDERLYING FUNDS


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1998. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.



                                                          MANAGEMENT FEE
                                                            (AFTER ANY                                   TOTAL FUND
                                                            VOLUNTARY            OTHER FUND          EXPENSES (AFTER ANY
UNDERLYING FUND                                              WAIVER)              EXPENSES         APPLICABLE LIMITATIONS)
------------------------------------------------------  ------------------  ---------------------  -----------------------
Select Aggressive Growth Fund.........................         0.88%                  0.07%                 0.95%(1)(2)
Select Capital Appreciation Fund......................         0.94%                  0.10%                 1.04%(1)(2)
Select Value Opportunity Fund.........................         0.90%(1)*              0.08%                 0.98%(1)(2)*
Select Emerging Markets Fund(@).......................         1.00%*                 1.19%                 2.19%(1)(2)*
Select International Equity Fund......................         0.90%                  0.12%                 1.02%(1)(2)
DGPF International Equity Series......................         0.82%(4)               0.13%                 0.95%(4)
Fidelity VIP Overseas Portfolio.......................         0.74%                  0.17%                 0.91%(3)
T. Rowe Price International Stock Portfolio...........         1.05%                  0.00%                 1.05%
Select Growth Fund....................................         0.81%**                0.05%                 0.86%(1)(2)**
Select Strategic Growth Fund(@).......................         0.39%*                 0.81%                 1.20%(1)(2)*
Growth Fund...........................................         0.44%                  0.05%                 0.49%(1)(2)
Fidelity VIP Growth Portfolio.........................         0.59%                  0.09%                 0.68%(3)
Equity Index Fund.....................................         0.29%                  0.07%                 0.36%(1)
Select Growth and Income Fund.........................         0.68%                  0.05%                 0.73%(1)(2)
Fidelity VIP Equity-Income Portfolio..................         0.49%                  0.09%                 0.58%(3)
Fidelity VIP II Asset Manager Portfolio...............         0.54%                  0.10%                 0.64%(3)
Fidelity VIP High Income Portfolio....................         0.58%                  0.12%                 0.70%
Investment Grade Income Fund..........................         0.43%                  0.09%                 0.52%(1)
Government Bond Fund..................................         0.50%                  0.14%                 0.64%(1)
Select Income Fund....................................         0.54%                  0.10%                 0.64%(1)
Money Market Fund.....................................         0.26%                  0.06%                 0.32%(1)



(@) Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998. Expenses shown are annualized.



* Amount has been adjusted to reflect a voluntary expense limitation currently in effect for Select Emerging Markets Fund, Select Value Opportunity Fund, and Select Strategic Growth Fund. Without these adjustments, the Management Fees and Total Fund Expenses would have been 1.35% and 2.54%, respectively for Select Emerging Markets Fund, 0.91% and 0.99%, respectively, for Select Value Opportunity Fund, and 0.85% and 1.66%, respectively, for Select Strategic Growth Fund.



** Effective June 1, 1998, the management fee rate for the Select Growth Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1998.



(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Growth Fund and Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Income Fund, Investment Grade Income Fund and Government Bond Fund, and 0.60% for Money

Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.



Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.



Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expense ratios would have been 2.19% for Select Emerging Markets Fund, 0.92% for Select Aggressive Growth Fund, 1.02% for Select Capital Appreciation Fund, 0.94% for Select Value Opportunity Fund, 1.01% for Select International Equity Fund, 0.84% for Select Growth Fund, 1.14% for Select Strategic Growth Fund, 0.46% for Growth Fund, and 0.70% for Select Growth and Income Fund.



(3) A portion of the brokerage commissions that certain funds paid was used to reduce Fund expenses. In addition, certain funds, or Fidelity Management & Research Company on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total fund expenses presented in the table would have been 0.57% for Fidelity VIP Equity-Income Portfolio, 0.66% for Fidelity VIP Growth Portfolio, 0.89% for Fidelity VIP Overseas Portfolio, and 0.63% for Fidelity VIP II Asset Manager Portfolio.



(4) Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the DGPF International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect through October 31, 1999. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.98%.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


OTHER CHARGES (NON-PERIODIC)

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS


A transaction charge is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The transaction charge is the smaller of 2% of the amount withdrawn, or $25. In addition to the transaction charge, a partial withdrawal charge also may be made under certain circumstances. See CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawals." The transaction fee applies to all partial withdrawals including a Withdrawal without surrender charge (described below).


CHARGE FOR INCREASE IN FACE AMOUNT

For each increase in the Face Amount, a charge of $40 will be deducted from the Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See THE POLICY -- "Change in Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Increase in Face Amount."

TRANSFER CHARGE

The first 12 transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE POLICY -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

SURRENDER CHARGES

At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The duration of the surrender charge is 15 years. The surrender charge is imposed only if, during its duration, you request a full surrender of the Policy or a decrease in the Face Amount.

SURRENDER CHARGE ON THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge. Such deferred sales charge varies by average issue Age from 1.95 (for average issue Ages 5 through 75) to
1.31 (for average issue Age 82). In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

The maximum surrender charge remains level for the first 40 Policy months, and reduces by 0.5% or more per month thereafter, as described in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. If you surrender the Policy during the first two Policy years following the Date of Issue, before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, but the deferred sales charge will not exceed 25% of premiums received. See THE POLICY -- "Policy Surrender," and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES FOR INCREASES IN FACE AMOUNT

A separate surrender charge will apply to, and is calculated for, each increase in the Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b) where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 48% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. Such deferred sales charge varies by average Age (at the time of increase) from 1.95 (for average Ages 5 through 75) to 1.31 (for average Age 82). In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. This maximum surrender charge remains level for the first 40 Policy months following the increase, and reduces by 0.5% or more per month thereafter, as described in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. If you surrender the Policy during the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, but the deferred sales charge will not exceed 25% of premiums associated with the increase.

SURRENDER CHARGES ON DECREASES IN FACE AMOUNT


In the event of a decrease in the Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full Policy surrender. See THE POLICY -- "Policy Surrender," and CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

TAX TREATMENT

The Policy is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest-first" rule applies to any distribution of cash that is required under
Section 7702 of the Code because of a reduction of benefits under the Policy. Death Proceeds under the Policy are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Policies."

The Policy offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test at any time during the first seven Policy years, or within seven years of a material change in the Policy. The Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years, or within seven years of a material change in the Policy, exceeds the sum of the net level premiums that would have been paid had the Policy provided for paid-up future benefits after the payment of seven level premiums. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. In addition, with certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

               DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1998, the Company and its subsidiaries had over $27 billion in combined assets and over $48 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

THE SEPARATE ACCOUNT

The Separate Account was authorized by vote of the Board of Directors of the Company on August 20, 1991. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.

The assets used to fund the variable portion of the Policies are set aside in the Separate Account and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Twenty Sub-Accounts of the Separate Account are currently offered under the Policy. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of one of the following investment companies:

    - Allmerica Investment Trust

    - Variable Insurance Products Fund

    - Variable Insurance Products Fund II

    - T. Rowe Price International Series, Inc.

    - Delaware Group Premium Fund, Inc.

The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle, and the income or losses of one Underlying Fund generally have no effect on the investment performance of another Underlying Fund. Shares of each Underlying Fund are not offered to the general public, but solely to separate accounts of life insurance companies, such as the Separate Account.

Each Sub-Account has two sub-divisions. One sub-division applies to Policies during their first 15 Policy years, which are subject to a Separate Account administrative charge. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the Separate Account." Thereafter, such Policies are automatically allocated to the second sub-division to account for the elimination of the Separate Account administrative charge.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Sub-Accounts and the Separate Account.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust ("Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment Funds.


The Trust was established by the Company as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company and other insurance companies. Thirteen investment portfolios of the Trust ("Funds") are available under the Policy, each issuing a series of shares: Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, the Select Emerging Markets Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Growth Fund, Equity Index Fund, Select Growth and Income Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund.



Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment adviser of the Trust, and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See "Investment Advisory Services to the Trust."

VARIABLE INSURANCE PRODUCTS FUND



Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Policy: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.



Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay an investment management fee to FMR. See "Investment Advisory Services to Fidelity VIP and Fidelity VIP II Funds."



VARIABLE INSURANCE PRODUCTS FUND II



Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Variable Insurance Products Fund"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policy: the Fidelity VIP II Asset Manager Portfolio. The Portfolios of Fidelity VIP II, as part of their operating expenses, pay an investment management fee to FMR. See "Investment Advisory Services to Fidelity VIP and Fidelity VIP II Funds."


T. ROWE PRICE INTERNATIONAL SERIES, INC.

Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified management investment company organized in 1994 as a Maryland corporation, and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: the T. Rowe Price International Stock Portfolio. (See "Investment Advisory Services to T. Rowe Price"). An affiliate of Price-Fleming, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the Select Capital Appreciation Fund of the Trust.

DELAWARE GROUP PREMIUM FUND, INC.

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policy: the International Equity Series. The Investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "Investment Advisory Services to DGPF."

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. [The Underlying Funds are listed by general investment risk characteristics.] MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.

SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital by investing primarily in common stocks of established companies.

GROWTH FUND -- is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the S&P 500 Stocks.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S & P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating. See "Risk of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

INVESTMENT GRADE INCOME FUND -- is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

SELECT INCOME FUND -- seeks a high level of current income. The Fund will invest primarily in investment grade, fixed-income securities.

MONEY MARKET FUND -- is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment Policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy Value in that Sub-Account, the Company will transfer it without charge on written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST

The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with AFIMS to handle the day-to-day affairs of the Trust. AFIMS, subject to review by the Trustees, is responsible for the general management of the Funds. AFIMS also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS. AFIMS, an indirect wholly owned subsidiary of Allmerica Financial Corporation, is an affiliate of the Company.

Other than the expenses specifically assumed by AFIMS under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with AFIMS, expenses for proxies, prospectuses, reports to shareholders, and other expenses.

For providing its services under the Management Agreement, AFIMS will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:


Select Aggressive Growth Fund  First $100 million       1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Capital Appreciation    First $100 million
Fund                                                    1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Value Opportunity Fund  First $100 million       1.00%
                               Next $150 million        0.85%
                               Next $250 million        0.80%
                               Next $250 million        0.75%
                               Over $750 million        0.70%

Select Emerging Markets Fund   *                        1.35%

Select International Equity    First $100 million
Fund                                                    1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Growth Fund             First $250 million       0.85%
                               Next $250 million        0.80%
                               Next $250 million        0.75%
                               Over $750 million        0.70%

Select Strategic Growth Fund   *                        0.85%

Growth Fund                    First $250 million       0.60%
                               Next $250 million        0.40%
                               Over $500 million        0.35%

Equity Index Fund              First $50 million        0.35%
                               Next $200 million        0.30%
                               Over $250 million        0.25%

Select Growth and Income Fund  First $100 million       0.75%
                               Next $150 million        0.70%
                               Over $250 million        0.65%

Investment Grade Income Fund   First $50 million        0.50%
                               Next $50 million         0.45%
                               Over $100 million        0.40%

Government Bond Fund           *                        0.50%

Select Income Fund             First $50 million        0.60%
                               Next $50 million         0.55%
                               Over $100 million        0.45%

Money Market Fund              First $50 million        0.35%
                               Next $200 million        0.25%
                               Over $250 million        0.20%


* For the Select Emerging Markets Fund, the Select Strategic Growth Fund and Government Bond Fund, the investment management fee does not vary according to the level of assets in the Fund.



Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreements, the Sub-Advisers are authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees.



Sub-Adviser fees, described in the Trust's prospectus, in no way increase the costs that the funds, the Separate Account and Policyowners bear. The Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.


INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II FUNDS


For managing investments and business affairs, each Portfolio pays a monthly management fee to FMR. The prospectuses of Fidelity VIP and Fidelity VIP II contain additional information concerning the Portfolios, including information about additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.



The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets, and dividing by twelve.



The Fidelity VIP High Income Portfolio's annual fee rate is made up of the sum of two components:



1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.37%, and drops as total assets under management increase.



2. An individual fund fee rate of 0.45% for the Fidelity VIP High Income Portfolio.



The fee rates of the Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP II Asset Manager and Fidelity VIP Overseas Portfolios each are made up of two components:



1. A group fee rate based on the average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets under management increase.



2. An individual fund fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.25% for the Fidelity VIP II Asset Manager Portfolio and 0.45% for the Fidelity VIP Overseas Portfolio.


Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP Asset Manager Portfolio may have a fee as high as 0.77% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE

The Investment Adviser for the T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price

Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers with approximately $32 billion (as of December 31, 1998) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.


INVESTMENT ADVISORY SERVICES TO DGPF


Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is based on the average daily net assets of the Series are as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million, and 0.70% on net assets in excess of $2,500 million.


               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to the Policy interest in a Sub-Account without notice to you and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and Fidelity VIP II, T. Rowe Price and the Series of DGPF are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity Policyowners. Although the Company and the Underlying Funds do not currently foresee any such disadvantages, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

If any of these substitutions or changes is made, the Company may, by endorsement, change the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account who furnish instructions to the Company. The Company will also vote shares that it owns and which are not attributable to Policies in the same proportion. The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.


We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Underlying Funds, or (2) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good-faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of that action and the reasons for that action will be included in the next periodic report to Policyowners.


                                   THE POLICY

APPLYING FOR THE POLICY

The Policy cannot be issued until the underwriting procedure has been completed. Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insureds are insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination.

CONDITIONAL INSURANCE AGREEMENT


It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one "Minimum Monthly Factor" for the Policy as applied for, the Company will provide fixed conditional insurance in the amount of insurance applied for, subject to the terms of the Conditional Insurance Agreement, up to a maximum of $500,000, pending underwriting approval. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.


If the application is approved, the Policy will be issued as of the date the terms of the Conditional Insurance Agreement were met. If no Conditional Insurance Agreement is in effect because the prospective Policyowner does not wish to make any payment until the Policy is issued or has paid an initial premium that is not sufficient to place the Policy in force, upon delivery of the Policy the Company will require payment of sufficient premium to place the insurance in force.

PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL

Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the General Account. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF THE POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Policy is issued to the trustee of an employee benefit plan, the amounts held in the General Account will be allocated to the Sub-Accounts according to the Policyowner's instructions when the Delivery Receipt is returned to the Principal Office. For all other Policyowners, the date the Company transfers the initial net premium from the General Account to the selected Sub-Accounts depends on the premium amount. If the initial net premiums are less than $10,000, the amounts held in the General Account will be allocated to the selected Sub-Accounts not later than three days after underwriting approval of the Policy. If the initial net premiums equal or exceed $10,000, or if the Policy provides for planned premium payments during the first year equal to or exceeding $10,000 annually, $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire Net Premium, plus any interest earned, will remain in the General Account until return of the Policy's Delivery Receipt to the Principal Office. The entire amount held in the General Account for allocation to the Separate Account then will be allocated to the Sub-Accounts according to your instructions.

FREE-LOOK PERIOD

The Policy provides for an initial "free-look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed, or

    - 10 days after you receive the Policy (or longer if required by state law), or

    - 10 days after the Company mails or personally delivers a notice of withdrawal rights to you.


    - 60 days after you receive the Policy, if the Policy was purchased as a replacement for an existing policy.



When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.



Where required by state law, the refund will equal the premiums paid. In all other states or if the Policy was issued in New York as a replacement, the refund will equal the sum of:


(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, PLUS

(2) the value of the amounts allocated to the Separate Account, PLUS

(3) any fees or charges imposed on the amounts allocated to the Separate
    Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES

After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "free look" with respect to the increase. You will have the right to cancel the increase before the latest of:

    - 45 days after the application for the increase is signed, or

    - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or

    - 10 days after the Company mails or delivers a notice of withdrawal rights to you.

Upon cancelling the increase, you will receive a credit to the Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in the Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, the Company will, at your request, issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Date of Issue, and Premium Classes as the original Policy.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office.

PREMIUM FLEXIBILITY

Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not, itself, cause the Policy to lapse.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted from your checking account each month, generally on the Monthly Payment Date, and applied as a premium under the Policy. The minimum payment permitted under a monthly automatic payment procedure is $50.

Premiums are not limited as to frequency and number. No premium payment, however, may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.


MINIMUM MONTHLY FACTOR



The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:



    - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and



    - Debt does not exceed Policy Value less surrender charges, then



    - the Policy is guaranteed not to lapse during that period.



EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.


In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

INCENTIVE FUNDING DISCOUNT

The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any Debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Code) accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If, however, the Company receives the proceeds from a Policy issued by an unaffiliated company to be exchanged for the Policy, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

GUARANTEED DEATH BENEFIT RIDER (MAY NOT BE AVAILABLE IN ALL STATES)

An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this Rider is in effect, the Company:

    - guarantees that the Policy will not lapse, regardless of the investment performance of the Separate Account, and

    - provides a guaranteed death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in the Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from the Policy Value when the Rider is elected. Certain transactions, including Policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

(1) Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and

(2) On each Policy anniversary, (a) must exceed (b) where, since the Date of
    Issue:

    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Debt which is classified as a preferred loan; and

    (b) is the sum of the minimum guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the Rider is in force. The Death Proceeds will be the greater of:

    - the Face Amount as of the Final Premium Payment Date; or

    - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

    - foreclosure of a Policy loan, or

    - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above), or

    - any Policy change that results in a negative guideline level premium, or

    - the effective date of a change from Sum Insured Option 2 to Sum Insured Option 1, if such change occurs within five Policy years of the Final Premium Payment Date, or

    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.

PAID-UP INSURANCE OPTION

Upon Written Request, a Policyowner may exercise a Paid-Up Insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the Insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount, up to the Face Amount of the Policy, that the Surrender Value of the Policy can purchase for a net single premium at the Insureds' Ages and Premium Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Table D, Smoker or Non-Smoker, with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING
POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the Paid-Up Insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

    - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

    - The Policyowner may not make further premium payments.

    - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may surrender the Policy for its net cash value. The cash value is equal to the net single premium for Paid-Up Insurance at the Insureds' attained Ages. The net cash value is the cash value less any outstanding loans.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less the tax expense charge and the premium expense charge. In the application for the Policy, you may indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. Currently, no charge is imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions.


The procedures the Company follows for telephone transactions include may require callers to identify themselves by name, and to identify the Policyowner by name, date of birth, and social security number or PIN number. All transfer instructions by telephone are tape recorded.


INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners periodically should review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. The Policy Value held in the General Account to secure a Policy loan, however, may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone request. As discussed in THE POLICY -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.


Currently, transfers to and from the General Account are permitted only if:


    - there has been at least a 90-day period since the last transfer from the General Account, and

    - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000, or 25% of the Accumulated Value under the Policy.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Account which invests in the Money Market Fund of the Trust to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITS

The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

    - the minimum amount that may be transferred,

    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - the minimum period of time between transfers involving the General Account, and

    - the maximum amount that may be transferred each time from the General Account.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment policy will not count towards the 12 free transfers.

DEATH PROCEEDS

The Policy provides for the payment of the Death Proceeds to the named Beneficiary on the death of the last surviving Insured. There are no Death Proceeds payable on the death of the first Insured to die. Within 90 days of the death of the first Insured to die, or as soon thereafter as is reasonably possible, due proof of such death must be received at the Principal Office. As long as the Policy remains in force (see POLICY TERMINATION AND REINSTATEMENT), the Company will pay the Death Proceeds to the named Beneficiary upon due proof of the death of the last surviving Insured.

Normally, the Company will pay the Death Proceeds within seven days of receiving due proof of the death of the last surviving Insured, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See APPENDIX B -- PAYMENT OPTIONS.

Prior to the Final Premium Payment Date, the Death Proceeds are:

    - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death of the last surviving Insured; plus

    - any additional insurance on the Insureds' lives that is provided by rider; minus

    - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the last surviving Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of death of the last surviving Insured.

SUM INSURED OPTIONS

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the option once per Policy year by Written Request. There is no charge for a change in option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED

The Guideline Minimum Sum Insured is equal to a percentage of the Policy Value as set forth in the Table below. The Guideline Minimum Sum Insured is determined in accordance with Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

                      GUIDELINE MINIMUM SUM INSURED TABLE
          (Age of Younger Insured on Death of Last Surviving Insured)

             Age               Percentage               Age               Percentage
-----------------------------  ----------  -----------------------------  ----------
thru 40......................     250%     61...........................     128%
41...........................     243%     62...........................     126%
42...........................     236%     63...........................     124%
43...........................     229%     64...........................     122%
44...........................     222%     65...........................     120%
45...........................     215%     66...........................     119%
46...........................     209%     67...........................     118%
47...........................     203%     68...........................     117%
48...........................     197%     69...........................     116%
49...........................     191%     70...........................     115%
50...........................     185%     71...........................     113%
51...........................     178%     72...........................     111%
52...........................     171%     73...........................     109%
53...........................     164%     74...........................     107%
54...........................     157%     75 thru 90...................     105%
55...........................     150%     91...........................     104%
56...........................     146%     92...........................     103%
57...........................     142%     93...........................     102%
58...........................     138%     94...........................     101%
59...........................     134%     95...........................     100%
60...........................     130%

Under both Option 1 and Option 2 the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured and the Death Proceeds will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. The cost of insurance included in the Monthly Deduction will be greater, however, and thus the rate at which Policy Value will accumulate will be slower under Option 2 than under

Option 1 (assuming the same specified Face Amount and the same actual premiums paid). See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

If the Policyowner desires to have premium payments and investment performance reflected in the amount of the Sum Insured, the Policyowner should choose Option
2. If the Policyowner desires premium payments and investment performance reflected to the maximum extent in the Policy Value, Option 1 should be selected.

ILLUSTRATIONS

For purposes of this illustration, assume that the younger Insured is under the Age of 40 and that there is no outstanding Debt.

ILLUSTRATION OF OPTION 1

Under Option 1, a Policy with a $250,000 Face Amount generally will have a Sum Insured equal to $250,000. However, because the Sum Insured must be equal to or greater than 250% of the Policy Value, if at any time the Policy Value exceeds $100,000, the Sum Insured will exceed the $250,000 Face Amount. In this example, each additional dollar of Policy Value above $100,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $125,000 will have a Guideline Minimum Sum Insured of $312,500 ($125,000 X 2.50); Policy Value of $150,000 will produce a Guideline Minimum Sum Insured of $375,000 ($150,000 X 2.50); and Policy Value of $200,000 will produce a Guideline Minimum Sum Insured of $500,000 ($200,000 X 2.50).

Similarly, so long as the Policy Value exceeds $100,000, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $125,000 to $100,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $312,500 to $250,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

The applicable percentage becomes lower as the younger Insured's Age increases. If the younger Insured's Age in the above example were, for example, 70 (rather than between 0 and 40), the applicable percentage would be 115%. The Sum Insured would not exceed the $250,000 Face Amount unless the Policy Value exceeded $217,391 (rather than $100,000), and each dollar then added to or taken from the Policy Value would change the Sum Insured by $1.15.

ILLUSTRATION OF OPTION 2

For purposes of this illustration, assume that the younger Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Policy with a Face Amount of $250,000 will generally produce a Sum Insured of $250,000 plus Policy Value. For example, a Policy with a Policy Value of $50,000 will produce a Sum Insured of $300,000 ($250,000 + $50,000); a
Policy Value of $80,000 will produce a Sum Insured of $330,000 ($250,000 + $80,000); a Policy Value of $100,000 will produce a Sum Insured of $350,000 ($250,000 + $100,000). However, the Sum Insured must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $166,666, 250% of that amount will be the Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $166,666 will increase the Sum Insured by $2.50. For example, if the Policy Value is $200,000, the Guideline Minimum Sum Insured will be $500,000 ($200,000 X 2.50); a Policy Value of $250,000 will produce a Guideline Minimum Sum Insured of $625,000 ($250,000 X 2.50); and a Policy Value of $300,000 will produce a Guideline Minimum Sum Insured of $750,000 ($300,000 X 2.50).

Similarly, if the Policy Value exceeds $166,666, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $300,000 to $200,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $750,000 to $500,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the

Face Amount plus the Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the younger Insured's Age increases. If the Insured's Age in the above example were 70, the applicable percentage would be 115%, so that the Sum Insured must be at least 1.15 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $250,000 unless the Policy Value exceeded $1,666,666 (rather than $166,666). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.15.

The Sum Insured under Option 2 will always be the greater of the Face Amount plus the Policy Value or the Policy Value multiplied by the applicable percentage.

CHANGE IN SUM INSURED OPTION

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $100,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in the Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to you. See THE POLICY -- "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN FACE AMOUNT

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insureds is also required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be for less than $100,000. You may not increase the Face Amount after the younger Insured reaches Age 80 or the older Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50, plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (a) during a Free-Look Period, to have the increase cancelled, and the charges which would not have been deducted but for the increase will be credited to the Policy, and (b) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See THE POLICY -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN FACE AMOUNT

The minimum amount for a decrease in the Face Amount is $100,000. The Face Amount in force after any decrease may not be less than $100,000. If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Policy Value may be returned to you (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in a tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value." For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

    - the Face Amount provided by the most recent increase,

    - the next most recent increases successively; and

    - the initial Face Amount.


This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted. For more information, see CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGE.

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment, and is equal to the sum of:

    - your accumulation in the General Account, plus

    - the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE


The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account; see THE POLICY -- "Applying for a Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:


    - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulation Units allocated to the Policy; plus

    - the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT

Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

    (a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

    (b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (c) is a charge for each day in the Valuation Period equal on an annual basis to 0.90% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%; and

    (d) is the Separate Account administrative charge for each day in the Valuation Period equal on an annual basis to 0.25% of the daily net asset value of that Sub-Account. This charge is applicable only during the first 15 Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

DEATH PROCEEDS PAYMENT OPTIONS

During the Insureds' lifetimes, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in APPENDIX B -- PAYMENT OPTIONS. These choices are also available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future. If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the death of the last surviving Insured, select one or more of the payment options if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

POLICY SURRENDER

You may at any time surrender the Policy and receive its Surrender Value. The Surrender Value is the Policy Value less any Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Policy are received at the Principal Office. A surrender charge will be deducted when a Policy is surrendered if less than 15 full Policy years have elapsed from the Date of Issue of the Policy or from the effective date of any increase in the Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a lump sum or under one of the payment options described in APPENDIX B -- PAYMENT OPTIONS. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments."

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWALS

Any time after the first Policy year, you may withdraw a portion of the Surrender Value of the Policy, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $100,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawals." Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances as described in OTHER POLICY PROVISIONS -- "Postponement of Payments."

For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policies.

Certain of the charges and deductions described below may be reduced for Policies issued to employees of the Company and its affiliates located at the Company's home office (or at off-site locations if such employees are on the Company's home office payroll); directors of the Company and its affiliates and subsidiaries; employees and registered representatives of any broker-dealer that has entered into a sales agreement with the Company or Allmerica Investments, Inc. to sell the Policies, and any spouses or children of the above persons. The cost of insurance charges may be reduced, and no surrender charges, partial withdrawal charges or front-end sales loads will be imposed (and no commissions will be paid), where the Policyowner as of the date of application is within these categories.

TAX EXPENSE CHARGE

A charge will be deducted from each premium payment for the actual state and local premium taxes paid by the Company, and a charge of 1% of premiums to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes. The premium tax deduction will change if there is a change in tax rates or if the applicable jurisdiction changes (the Company should be notified of any change in address as soon as possible). The Company reserves the right to increase or decrease the 1% DAC tax deduction to reflect changes in the Company's expenses for DAC taxes.

PREMIUM EXPENSE CHARGE

A charge of 1% of premiums will be deducted from each premium payment to partially compensate the Company for the cost of selling the Policies. The premium expense charge is a factor the Company must use when calculating the maximum sales load it can charge under SEC rules during the first two Policy years.

MONTHLY DEDUCTION FROM POLICY VALUE

Prior to the Final Premium Payment Date, a Monthly Deduction from Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charges are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount will also include a $40 administrative charge for the increase. See THE POLICY -- "Change in Face Amount."

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instruction or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, however, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those last surviving Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE

If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1, assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect. In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in the Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured which is required to comply with the Guideline rules. This charge will be calculated by:

    - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), minus

       - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                           OR

       - the Face Amount plus the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount. See THE POLICY -- "Change in Face Amount."

COST OF INSURANCE RATES

Cost of insurance rates are based on a blended unisex rate table, Age and Premium Class of the Insureds at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, and risk classification. Sex-distinct rates do not apply, except in those states that do not permit unisex rates.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insureds' Ages increase. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table D, Smoker or Non-Smoker, and the Insureds' Ages. The Tables used for this purpose set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into Standard Premium Classes and Substandard Premium Classes. In an otherwise identical Policy, an Insured in the Standard Premium Class will have a lower cost of insurance than an Insured in a Substandard Premium Class with a higher mortality risk. The Premium Classes are also divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for an Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount that you request, at a time when an Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if an Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES

Prior to the Final Premium Payment Date, a monthly administrative charge of $6 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insureds' Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE SEPARATE ACCOUNT

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company and a charge for administrative expenses of the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE

The Company currently makes a charge on an annual basis of 0.90% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policies. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

During the first 15 Policy years, the Company assesses a charge on an annual basis of 0.25% of the daily net asset value in each Sub-Account. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts, and is not expected to be a source of profit. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees. No Separate Account administrative charge is imposed after the 15th Policy year.

OTHER CHARGES AND EXPENSES

Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Trust, Fidelity VIP, and T. Rowe Price contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Accounts to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE

The Policy provides for a contingent surrender charge. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount. The duration of the surrender charge is 15 years from Date of Issue or from the effective date of any increase in the Face Amount. A separate surrender charge, described in more detail below, is calculated upon the issuance of the Policy and for each increase in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agent's commissions, advertising and the printing of the prospectus and sales literature.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

    (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

    (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by average issue Age from 1.95 (for average issue Ages 5 through 75) to 1.31 (for average issue Age 82).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge continues in a level amount for 40 Policy months and reduces by 0.5% or more per month thereafter, as described in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Policy during the first two Policy years following the Date of Issue, before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 25% of premiums received. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE

A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 48% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. Such deferred sales charge varies by average Age (at the time of increase) from 1.95 (for average Ages 5 through 75) to 1.31 (for average Age 82). In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month thereafter, as provided in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

If you surrender the Policy during the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in Face Amount which are at least equal to one

Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, as described above, but the deferred sales charge will not exceed 25% of premiums associated with the increase. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The premiums associated with the increase are determined as described below.

ALLOCATION OF POLICY VALUE AND PREMIUMS UPON AN INCREASE IN FACE AMOUNT

Additional premium payments may not be required to fund a requested increase in Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Policy Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Face Amount and the increase.

For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums also would be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

POSSIBLE SURRENDER CHARGE ON A DECREASE IN THE FACE AMOUNT


A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order: (1) the most recent increase; (2) the next most recent increases successively, and
(3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted. For more information, see APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.


CHARGES ON PARTIAL WITHDRAWALS

After the first Policy year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $100,000.


A transaction charge, which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals including a Withdrawal without a surrender charge.


A partial withdrawal charge also may be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company, less the total of any prior withdrawals in that Policy year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal.

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in the Face
      Amount;

    - second, the surrender charge for the next most recent increases successively;

    - last, the surrender charge for the initial Face Amount.

TRANSFER CHARGES

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year. See THE POLICY -- "Transfer Privilege."

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Account which invests in the Money Market Fund of the Trust to one or more of the other Sub-Accounts; or

    - to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge, and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Policy Value within 20 days of the Date of Issue, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge and in addition to the 12 free transfers in a Policy year. See THE POLICY -- "Conversion Privileges," and POLICY LOANS.

CHARGE FOR INCREASE IN FACE AMOUNT

For each increase in the Face Amount that you request, a transaction charge of $40 will be deducted from the Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. Currently, no such charges are imposed, and any such charge is guaranteed not to exceed $25.

                                  POLICY LOANS

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value. In the first Policy year, the Loan Value is 75% of the Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Policy loans to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

Normally, the loan amount will be paid within seven days after the Company receives the loan request at the Principal Office, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments."

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be cancelled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT

As long as the Policy is in force, the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00%.

PREFERRED LOAN OPTION

A preferred loan option is available under the Policy. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). The preferred loan option may not be available in all states.

LOAN INTEREST CHARGED

Outstanding Policy loans are charged interest. Interest accrues daily, and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount, and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will transfer the Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the repaid loan will be allocated to the various Accounts and increase the Policy Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If the Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT.

EFFECT OF POLICY LOANS

Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon surrender or the death of the last surviving Insured.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Policy to lapse unless:

    (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued,

                                         OR

    (b) the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the last surviving Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Policy month in which the last surviving Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED 48-MONTH GUARANTEE

Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factor for the number of months the Policy, increase in the Face Amount, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy change which causes a change in the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.

REINSTATEMENT

If the Policy has not been surrendered and the Insureds are alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the Company:

    - a written application for reinstatement,

    - Evidence of Insurability showing that the Insureds are insurable according to the Company's underwriting rules, and

    - a premium that, after the deduction of the tax expense charge and premium expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE

If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in (1) or (2). Under (1), the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under (2), the minimum amount payable is the sum of:

    - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

    - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue or any increase in the Face Amount, you must pay the amount shown in (2) above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT

The Policy Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

    - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

    - the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                            OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is named in the application for the Policy. The Policyowner is generally entitled to exercise all rights under a Policy while the Insureds are alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insureds is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the death of the last surviving Insured. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the last surviving Insured. While the Insureds are alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the last surviving Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the last surviving Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the last surviving Insured dies will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the lifetimes of both Insureds for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the lifetimes of both Insureds for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if either Insured commits suicide within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Debt and less any partial withdrawals. If either Insured commits suicide, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

NOTICE OF FIRST INSURED TO DIE

Within 90 days of the death of the first Insured to die, or as soon thereafter as is reasonably possible, you must mail to the Principal Office due proof of such death.

AGE

If the Age of either Insured as stated in the application for the Policy is not correct, benefits under a Policy will be adjusted to reflect the correct Age, if death of the last surviving Insured occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured.

ASSIGNMENT

The Policyowner may assign a Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the last surviving Insured, as well as payments of a Policy loan and transfers, may be postponed whenever (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (b) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the last surviving Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION
WITH COMPANY                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Bruce C. Anderson                   Director (since 1996), Vice President (since 1984) and
  Director, Vice President and      Assistant Secretary (since 1992) of First Allmerica
  Assistant Secretary

Abigail M. Armstrong                Secretary (since 1996) and Counsel (since 1991) of First
  Secretary and Counsel             Allmerica; Secretary (since 1988) and Counsel (since
                                    1994) of Allmerica Investments, Inc.; and Secretary
                                    (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.

Warren E. Barnes                    Vice President (since 1996) and Corporate Controller
  Vice President and                (since 1998) of First Allmerica
  Corporate Controller

Robert E. Bruce                     Director and Chief Information Officer (since 1997) and
  Director, Vice President and      Vice President (since 1995) of First Allmerica; and
  Chief Information Officer         Corporate Manager (1979 to 1995) of Digital Equipment
                                    Corporation

John P. Kavanaugh                   Director and Chief Investment Officer (since 1996) and
  Director, Vice President and      Vice President (since 1991) of First Allmerica; and Vice
  Chief Investment Officer          President (since 1998) of Allmerica Financial Investment
                                    Management Services, Inc.

John F. Kelly                       Director (since 1996), Senior Vice President (since
  Director, Senior Vice President,  1986), General Counsel (since 1981) and Assistant
  General Counsel and Assistant     Secretary (since 1991) of First Allmerica; Director
  Secretary                         (since 1985) of Allmerica Investments, Inc.; and
                                    Director (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.

J. Barry May                        Director (since 1996) of First Allmerica; Director and
  Director                          President (since 1996) of The Hanover Insurance Company;
                                    and Vice President (1993 to 1996) of The Hanover
                                    Insurance Company

James R. McAuliffe                  Director (since 1996) of First Allmerica; Director
  Director                          (since 1992), President (since 1994) and Chief Executive
                                    Officer (since 1996) of Citizens Insurance Company of
                                    America

John F. O'Brien                     Director, President and Chief Executive Officer (since
  Director, President and Chief     1989) of First Allmerica; Director (since 1989) of
  Executive Officer                 Allmerica Investments, Inc.; and Director and Chairman
                                    of the Board (since 1990) of Allmerica Financial
                                    Investment Management Services, Inc.

Edward J. Parry, III                Director and Chief Financial Officer (since 1996) and
  Director, Vice President,         Vice President and Treasurer (since 1993) of First
  Chief Financial Officer and       Allmerica; Treasurer (since 1993) of Allmerica
  Treasurer                         Investments, Inc.; and Treasurer (since 1993) of
                                    Allmerica Financial Investment Management Services, Inc.

Richard M. Reilly                   Director (since 1996) and Vice President (since 1990) of
  Director and Vice President       First Allmerica; Director (since 1990) of Allmerica
                                    Investments, Inc.; and Director and President (since
                                    1998) of Allmerica Financial Investment Management
                                    Services, Inc.

NAME AND POSITION
WITH COMPANY                             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Robert P. Restrepo, Jr.             Director and Vice President (since 1998) of First
  Director and Vice President       Allmerica; Chief Executive Officer (1996 to 1998) of
                                    Travelers Property & Casualty; Senior Vice President
                                    (1993 to 1996) of Aetna Life & Casualty Company

Eric A. Simonsen                    Director (since 1996) and Vice President (since 1990) of
  Director and Vice President       First Allmerica; Director (since 1991) of Allmerica
                                    Investments, Inc.; and Director (since 1991) of
                                    Allmerica Financial Investment Management Services, Inc.

Phillip E. Soule                    Director (since 1996) and Vice President (since 1987) of
  Director and Vice President       First Allmerica


                                  DISTRIBUTION

Allmerica Investments, Inc. ("Allmerica Investments"), an indirect subsidiary of the Company, acts as the principal underwriter of the Policies pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. Allmerica Investments is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Policies are sold by agents of the Company who are registered representatives of Allmerica Investments or of broker-dealers which have selling agreements with Allmerica Investments.

The Company pays commissions based on a commission schedule. After the Date of Issue or an increase in the Face Amount, commissions paid to agents who are registered representatives of Allmerica Investments generally will be up to 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions will generally equal up to 3.5% of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 10% of first-year or 14% of renewal premiums.

Commissions and expense reimbursements paid to broker-dealers, after issue of the Policy or an increase in the Face Amount, generally will equal 90% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions will generally equal up to 4% of any additional premiums. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to Allmerica Investments for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    SERVICES


The Company receives fees from the investment advisers or other service providers of certain Funds in return for providing certain services to Policyowners. Currently, the Company receives service fees with respect to the Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP High Income Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Funds held by the Separate Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% of the aggregate net asset value of shares held by the Separate Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Funds.


                                    REPORTS

The Company will maintain the records relating to the Separate Account. You will be promptly sent statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loans.

In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Investment Companies as required by the 1940 Act.

                               LEGAL PROCEEDINGS


There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.


                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements of Inheiritage Account of the Company as of December 31, 1998 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to the Policyowner or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly adversely, and possibly retroactively, affect the taxation of the Policies. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policies is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code, and files a consolidated tax return with its parent and affiliates. Because the Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account, no charge is made for federal income taxes which may be attributable to the Separate Account.

The Company periodically will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be; if there are changes made in the federal income tax treatment of variable life insurance at the Company level; or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws, the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE POLICIES

The Company believes that the Policies described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance contracts and places limitations on the relationship of the Policy Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee (but see "Modified Endowment Contracts"). Although the Company believes that the Policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a Policy will meet the Section 7702 definition of a life insurance contract. This is true particularly if the Policyowner pays the full amount of premiums permitted under the Policy. A Policyowner contemplating the payment of such premiums should do so only after consulting a tax adviser. If a Policy were determined not to be a life insurance contract under Section 7702, it would not have most of the tax advantages normally provided by a life insurance contract.

The Code requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury Department regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policies may need to be modified to comply with such regulations. For these reasons, the Policies or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

SPLIT OPTION RIDER/EXCHANGE OPTION RIDER

The Split Option Rider permits a Policy to be split into two other life insurance policies, one covering each Insured singly. A Policy split may have adverse tax consequences. It is not clear whether a Policy split will be treated as a non-taxable exchange under Section 1035 of the Code. Unless a Policy split is so treated, it could result in recognition of taxable income on the gain in the Policy. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The Policyowner should consult a competent tax adviser regarding the possible adverse tax consequences of a Policy split.

POLICY LOANS

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Contracts"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and be taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies covering the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance policy, including the Policy offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A policy fails to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years, or within seven years of a material change in the Policy, exceeds the sum of the net level premiums that would have been paid, had the policy provided for paid-up future benefits after the payment of seven level premiums.

If a policy is considered a modified endowment contract, all distributions under the policy will be taxed on an "income-first" basis. Most distributions received by a policyowner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the policy) will be includible in gross income to the extent that the cash surrender value of the policy exceeds the policyowner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the policyowner's basis in the policy. In addition, with certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same policyowner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be permanently classified as a modified endowment contract.

ESTATE AND GENERATION-SKIPPING TAXES

When the last surviving Insured dies, the Death Proceeds will generally be includible in the Policyowner's estate for purposes of federal estate tax if the last surviving Insured owned the Policy. If the Policyowner was not the last surviving Insured, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $625,000 will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse, when the death proceeds would be available to pay taxes due and other expenses incurred.

As a general rule, if an insured is the policyowner, and death proceeds are payable to a person two or more generations younger than the policyowner, a generation-skipping tax may be payable on the death proceeds at rates similar to the maximum estate tax rate in effect at the time. If the policyowner (whether or not he or she is an insured) transfers ownership of the policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the taxable amount being the value of the policy. (Such a transfer is unlikely but not impossible.) If the death proceeds are not includible in the insured's estate (because the insured retained no incidents of ownership and did not relinquish ownership within three years before death), the payment of the death proceeds to the beneficiary is not subject to the generation-skipping tax regardless of the beneficiary's generation. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. Because these rules are complex, the Policyowner should consult with a tax adviser for specific information where benefits are passing to younger generations.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities laws, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. YOU ASSUME THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account, and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE POLICY

This Prospectus describes an individual joint survivorship flexible premium variable life insurance policy, and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

If the Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from Policy Value allocated to the General Account.

The first 12 transfers in a Policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Policy loans also may be made from the Policy Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3.5% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed. ability of First Allmerica Financial Life Insurance Company to meet its obligations under the Policies.


                              YEAR 2000 DISCLOSURE



The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.



Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.



The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.



The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.

                              FINANCIAL STATEMENTS


Financial statements for the Company and for the Separate Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, your agent should be contacted.

The following supplemental benefits are available for issue under the Policies for an additional charge. CERTAIN OF THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

SPLIT OPTION RIDER/EXCHANGE OPTION RIDER

    This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, permits you to split the Policy into two life insurance policies, one covering each Insured singly, subject to Company guidelines.

OTHER INSURED RIDER

    This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and minor children of either primary Insured. The Rider includes a feature that allows you to convert the other-insured coverage to any permanent life insurance policy acceptable to the Company.

FOUR-YEAR TERM RIDER

    This Rider provides a term insurance benefit during the first four Policy years, payable upon the death of the last surviving Insured during the coverage period.

GUARANTEED DEATH BENEFIT RIDER

    This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, (a) guarantees that the Policy will not lapse regardless of the performance of the Separate Account, and (b) provides a guaranteed net death benefit.

                                   APPENDIX B
                                PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of (a) the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policies; or (b) the rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

Option A:  PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi- annually, quarterly or monthly.

Option B:  LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's Age on the date the first payment will be made. One of three variations may be chosen.
           Depending upon this choice, payments will end:

      (a)  upon the death of the payee, with no further payments due (Life Annuity);

      (b)  upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund); or

      (c)  upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

Option C:  INTEREST PAYMENTS. The Company will pay interest at a rate determined by the
           Company each year but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

Option D:  PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

Option E:  LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

      (a)  in the same amount as the original amount;

      (b)  in an amount equal to 2/3 of the original amount; or

      (c)  in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policyowner's and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If the Policyowner makes no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B, choice (c) for the attained Age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such Age and amount.

The Policyowner may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when this Policy becomes a claim, the right may be reserved to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option.

A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                                   APPENDIX C
                                 ILLUSTRATIONS
               SURRENDER VALUE, POLICY VALUES AND DEATH BENEFITS

The following tables illustrate the way in which the Sum Insured and the Policy Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Policy issued on the lives of both Insureds, each Age 55, under a Standard Premium Class and qualifying for the non-smoker discount. The tables also illustrate the guaranteed cost of insurance rates and the current cost of insurance rates.

The tables illustrate the Policy Values that would result based upon the assumptions that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown, and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested each year to earn interest (after taxes) at 5% compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values would also be different depending on the allocation of a Policy's total Policy Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premium for the tax expense charge, the Monthly Deduction from Policy Value. The amounts shown also take into account the daily charge against the Separate Account for mortality and expense risks and for the Separate Account administrative charge. In both the Current Cost of Insurance Charges illustrations and the Guaranteed Cost of Insurance Charges illustrations, the Separate Account charges currently are equivalent to an effective annual rate of 1.15% of the average daily value of the assets in the Separate Account in the first fifteen Policy Years, and 0.90% thereafter.


EXPENSES OF UNDERLYING FUNDS



The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 1998 ranged from an annual rate of 0.32% to an annual rate of 2.19 % of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.



Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity

Fund, 1.20% for Growth Fund and Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Income Fund, Investment Grade Income Fund and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.



Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.



Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the DGPF International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect through October 31, 1999. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.98%.



The Underlying Fund information was provided by the Underlying Funds and was not independently verified by the Company.


NET ANNUAL RATES OF INVESTMENT

Taking into account the Separate Account mortality and expense risk charge of 0.90%, the Separate Account administrative charge of 0.25% (for the first 15 Policy years only), and the assumed 0.85% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -2.00%, 4.00% and 10.00%, respectively, during the first 15 Policy years and -1.75%, 4.25% and 10.25%, respectively, thereafter.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and Policy Values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGES AND UNDERWRITING CLASSIFICATIONS, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              VARIABLE INHEIRITAGE

                                      INSURED #1: UNISEX NON-SMOKER ISSUE AGE 55

                                      INSURED #2: UNISEX NON-SMOKER ISSUE AGE 55

                                                 $1,000,000 SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS          HYPOTHETICAL 0%
         PAID PLUS     GROSS INVESTMENT RETURN               HYPOTHETICAL 6%                   HYPOTHETICAL 12%
         INTEREST   ------------------------------       GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
           AT 5%                POLICY              ---------------------------------  ---------------------------------
 POLICY  PER YEAR   SURRENDER    VALUE     DEATH    SURRENDER    POLICY       DEATH    SURRENDER    POLICY       DEATH
  YEAR      (1)       VALUE       (2)     BENEFIT     VALUE     VALUE (2)    BENEFIT     VALUE     VALUE (2)    BENEFIT
 ------  ---------  ---------   -------  ---------  ---------   ---------   ---------  ---------   ---------   ---------
   1      10,500           0     9,367   1,000,000         0       9,944    1,000,000         0      10,520    1,000,000
   2      21,525       5,791    18,452   1,000,000     7,527      20,188    1,000,000     9,332      21,993    1,000,000
   3      33,101       8,751    27,251   1,000,000    12,234      30,734    1,000,000    16,002      34,502    1,000,000
   4      45,256      17,999    35,759   1,000,000    23,825      41,585    1,000,000    30,382      48,142    1,000,000
   5      58,019      27,322    43,972   1,000,000    36,093      52,743    1,000,000    46,368      63,018    1,000,000
   6      71,420      36,349    51,889   1,000,000    48,674      64,214    1,000,000    63,709      79,249    1,000,000
   7      85,491      45,074    59,504   1,000,000    61,570      76,000    1,000,000    82,531      96,961    1,000,000
   8     100,266      53,489    66,809   1,000,000    74,783      88,103    1,000,000   102,974     116,294    1,000,000
   9     115,779      61,583    73,793   1,000,000    88,308     100,518    1,000,000   125,189     137,399    1,000,000
   10    132,068      69,345    80,445   1,000,000   102,145     113,245    1,000,000   149,345     160,445    1,000,000
   11    149,171      77,765    86,645   1,000,000   117,295     126,175    1,000,000   176,636     185,516    1,000,000
   12    167,130      85,684    92,344   1,000,000   132,604     139,264    1,000,000   206,120     212,780    1,000,000
   13    185,986      93,056    97,496   1,000,000   148,033     152,473    1,000,000   237,992     242,432    1,000,000
   14    205,786      99,829    102,049  1,000,000   163,535     165,755    1,000,000   272,469     274,689    1,000,000
   15    226,575     105,943    105,943  1,000,000   179,059     179,059    1,000,000   309,799     309,799    1,000,000
   16    248,404     109,408    109,408  1,000,000   192,804     192,804    1,000,000   348,847     348,847    1,000,000
   17    271,324     112,018    112,018  1,000,000   206,448     206,448    1,000,000   391,488     391,488    1,000,000
   18    295,390     113,724    113,724  1,000,000   219,952     219,952    1,000,000   438,149     438,149    1,000,000
   19    320,660     114,311    114,311  1,000,000   233,131     233,131    1,000,000   489,224     489,224    1,000,000
   20    347,193     113,589    113,589  1,000,000   245,824     245,824    1,000,000   545,221     545,221    1,000,000
 Age 60   58,019      27,322    43,972   1,000,000    36,093      52,743    1,000,000    46,368      63,018    1,000,000
 Age 65  132,068      69,345    80,445   1,000,000   102,145     113,245    1,000,000   149,345     160,445    1,000,000
 Age 70  226,575     105,943    105,943  1,000,000   179,059     179,059    1,000,000   309,799     309,799    1,000,000
 Age 75  347,193     113,589    113,589  1,000,000   245,824     245,824    1,000,000   545,221     545,221    1,000,000


(1) Assumes a $10,000 premium is paid at the beginning of each Policy year. Premiums + Interest column assumes premiums paid at 5% per year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              VARIABLE INHEIRITAGE

                                      INSURED #1: UNISEX NON-SMOKER ISSUE AGE 55

                                      INSURED #2: UNISEX NON-SMOKER ISSUE AGE 55

                                                 $1,000,000 SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                POLICY                         POLICY            -------------------------------
 POLICY  PER YEAR   SURRENDER    VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER   POLICY      DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1      10,500           0     9,363   1,000,000        0     9,939   1,000,000        0    10,516   1,000,000
   2      21,525       5,767    18,428   1,000,000    7,502    20,163   1,000,000    9,306    21,967   1,000,000
   3      33,101       8,679    27,179   1,000,000   12,158    30,658   1,000,000   15,922    34,422   1,000,000
   4      45,256      17,834    35,594   1,000,000   23,649    41,409   1,000,000   30,195    47,955   1,000,000
   5      58,019      27,001    43,651   1,000,000   35,746    52,396   1,000,000   45,995    62,645   1,000,000
   6      71,420      35,776    51,316   1,000,000   48,050    63,590   1,000,000   63,029    78,569   1,000,000
   7      85,491      44,119    58,549   1,000,000   60,520    74,950   1,000,000   81,378    95,808   1,000,000
   8     100,266      51,975    65,295   1,000,000   73,105    86,425   1,000,000  101,118   114,438   1,000,000
   9     115,779      59,268    71,478   1,000,000   85,727    97,937   1,000,000  122,314   134,524   1,000,000
   10    132,068      65,908    77,008   1,000,000   98,292   109,392   1,000,000  145,033   156,133   1,000,000
   11    149,171      72,910    81,790   1,000,000  111,810   120,690   1,000,000  170,458   179,338   1,000,000
   12    167,130      79,051    85,711   1,000,000  125,051   131,711   1,000,000  197,557   204,217   1,000,000
   13    185,986      84,221    88,661   1,000,000  137,894   142,334   1,000,000  226,429   230,869   1,000,000
   14    205,786      88,293    90,513   1,000,000  150,200   152,420   1,000,000  257,191   259,411   1,000,000
   15    226,575      91,116    91,116   1,000,000  161,807   161,807   1,000,000  289,971   289,971   1,000,000
   16    248,404      90,496    90,496   1,000,000  170,685   170,685   1,000,000  323,408   323,408   1,000,000
   17    271,324      88,028    88,028   1,000,000  178,294   178,294   1,000,000  359,195   359,195   1,000,000
   18    295,390      83,508    83,508   1,000,000  184,407   184,407   1,000,000  397,608   397,608   1,000,000
   19    320,660      76,344    76,344   1,000,000  188,438   188,438   1,000,000  438,752   438,752   1,000,000
   20    347,193      65,938    65,938   1,000,000  189,784   189,784   1,000,000  482,866   482,866   1,000,000
 Age 60   58,019      27,001    43,651   1,000,000   35,746    52,396   1,000,000   45,995    62,645   1,000,000
 Age 65  132,068      65,908    77,008   1,000,000   98,292   109,392   1,000,000  145,033   156,133   1,000,000
 Age 70  226,575      91,116    91,116   1,000,000  161,807   161,807   1,000,000  289,971   289,971   1,000,000
 Age 75  347,193      65,938    65,938   1,000,000  189,784   189,784   1,000,000  482,866   482,866   1,000,000


(1) Assumes a $10,000 premium is paid at the beginning of each Policy year. Premiums + Interest column assumes premiums paid at 5% per year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              VARIABLE INHEIRITAGE

                                      INSURED #1: UNISEX NON-SMOKER ISSUE AGE 55

                                      INSURED #2: UNISEX NON-SMOKER ISSUE AGE 55

                                                 $1,000,000 SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS                                              HYPOTHETICAL 6%
         PAID PLUS           HYPOTHETICAL 0%               GROSS INVESTMENT RETURN              HYPOTHETICAL 12%
         INTEREST        GROSS INVESTMENT RETURN       -------------------------------       GROSS INVESTMENT RETURN
           AT 5%    ---------------------------------               POLICY              ---------------------------------
 POLICY  PER YEAR   SURRENDER    POLICY       DEATH    SURRENDER    VALUE      DEATH    SURRENDER    POLICY       DEATH
  YEAR      (1)       VALUE     VALUE (2)    BENEFIT     VALUE       (2)      BENEFIT     VALUE     VALUE (2)    BENEFIT
 ------  ---------  ---------   ---------   ---------  ---------   --------  ---------  ---------   ---------   ---------
   1      10,500           0       9,366    1,009,366         0      9,943   1,009,943         0      10,520    1,010,520
   2      21,525       5,788      18,449    1,018,449     7,524     20,184   1,020,184     9,328      21,989    1,021,989
   3      33,101       8,741      27,241    1,027,241    12,223     30,723   1,030,723    15,989      34,489    1,034,489
   4      45,256      17,976      35,736    1,035,736    23,797     41,557   1,041,557    30,350      48,110    1,048,110
   5      58,019      27,277      43,927    1,043,927    36,037     52,687   1,052,687    46,301      62,951    1,062,951
   6      71,420      36,271      51,811    1,051,811    48,574     64,114   1,064,114    63,582      79,122    1,079,122
   7      85,491      44,948      59,378    1,059,378    61,404     75,834   1,075,834    82,312      96,742    1,096,742
   8     100,266      53,299      66,619    1,066,619    74,522     87,842   1,087,842   102,617     115,937    1,115,937
   9     115,779      61,308      73,518    1,073,518    87,916    100,126   1,100,126   124,632     136,842    1,136,842
   10    132,068      68,960      80,060    1,080,060   101,576    112,676   1,112,676   148,505     159,605    1,159,605
   11    149,171      77,233      86,113    1,086,113   116,478    125,358   1,125,358   175,381     184,261    1,184,261
   12    167,130      84,956      91,616    1,091,616   131,444    138,104   1,138,104   204,267     210,927    1,210,927
   13    185,986      92,075      96,515    1,096,515   146,410    150,850   1,150,850   235,294     239,734    1,239,734
   14    205,786      98,528     100,748    1,100,748   161,298    163,518   1,163,518   268,595     270,815    1,270,815
   15    226,575     104,242     104,242    1,104,242   176,019    176,019   1,176,019   304,309     304,309    1,304,309
   16    248,404     107,214     107,214    1,107,214   188,722    188,722   1,188,722   341,153     341,153    1,341,153
   17    271,324     109,219     109,219    1,109,219   201,022    201,022   1,201,022   380,799     380,799    1,380,799
   18    295,390     110,202     110,202    1,110,202   212,824    212,824   1,212,824   423,458     423,458    1,423,458
   19    320,660     109,922     109,922    1,109,922   223,841    223,841   1,223,841   469,163     469,163    1,469,163
   20    347,193     108,173     108,173    1,108,173   233,804    233,804   1,233,804   517,983     517,983    1,517,983
 Age 60   58,019      27,277      43,927    1,043,927    36,037     52,687   1,052,687    46,301      62,951    1,062,951
 Age 65  132,068      68,960      80,060    1,080,060   101,576    112,676   1,112,676   148,505     159,605    1,159,605
 Age 70  226,575     104,242     104,242    1,104,242   176,019    176,019   1,176,019   304,309     304,309    1,304,309
 Age 75  347,193     108,173     108,173    1,108,173   233,804    233,804   1,233,804   517,983     517,983    1,517,983


(1) Assumes a $10,000 premium is paid at the beginning of each Policy year. Premiums + Interest column assumes premiums paid at 5% per year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              VARIABLE INHEIRITAGE

                                      INSURED #1: UNISEX NON-SMOKER ISSUE AGE 55

                                      INSURED #2: UNISEX NON-SMOKER ISSUE AGE 55

                                                 $1,000,000 SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES


           PREMIUMS              HYPOTHETICAL 0%                    HYPOTHETICAL 6%                   HYPOTHETICAL 12%
          PAID PLUS          GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
           INTEREST     ---------------------------------  ---------------------------------  ---------------------------------
 POLICY     AT 5%       SURRENDER    POLICY       DEATH    SURRENDER    POLICY       DEATH    SURRENDER    POLICY       DEATH
  YEAR   PER YEAR (1)     VALUE     VALUE (2)    BENEFIT     VALUE     VALUE (2)    BENEFIT     VALUE     VALUE (2)    BENEFIT
 ------  ------------   ---------   ---------   ---------  ---------   ---------   ---------  ---------   ---------   ---------
   1         10,500            0       9,362    1,009,362         0       9,939    1,009,939         0      10,515    1,010,515
   2         21,525        5,764      18,425    1,018,425     7,498      20,159    1,020,159     9,302      21,963    1,021,963
   3         33,101        8,667      27,167    1,027,167    12,145      30,645    1,030,645    15,907      34,407    1,034,407
   4         45,256       17,806      35,566    1,035,566    23,616      41,376    1,041,376    30,156      47,916    1,047,916
   5         58,019       26,943      43,593    1,043,593    35,675      52,325    1,052,325    45,908      62,558    1,062,558
   6         71,420       35,671      51,211    1,051,211    47,916      63,456    1,063,456    62,861      78,401    1,078,401
   7         85,491       43,943      58,373    1,058,373    60,288      74,718    1,074,718    81,074      95,504    1,095,504
   8        100,266       51,695      65,015    1,065,015    72,722      86,042    1,086,042   100,596     113,916    1,113,916
   9        115,779       58,842      71,052    1,071,052    85,121      97,331    1,097,331   121,457     133,667    1,133,667
   10       132,068       65,280      76,380    1,076,380    97,364     108,464    1,108,464   143,666     154,766    1,154,766
   11       149,171       72,009      80,889    1,080,889   110,428     119,308    1,119,308   168,337     177,217    1,177,217
   12       167,130       77,793      84,453    1,084,453   123,042     129,702    1,129,702   194,342     201,002    1,201,002
   13       185,986       82,506      86,946    1,086,946   135,038     139,478    1,139,478   221,660     226,100    1,226,100
   14       205,786       86,007      88,227    1,088,227   146,226     148,446    1,148,446   250,252     252,472    1,252,472
   15       226,575       88,133      88,133    1,088,133   156,379     156,379    1,156,379   280,043     280,043    1,280,043
   16       248,404       86,666      86,666    1,086,666   163,373     163,373    1,163,373   309,372     309,372    1,309,372
   17       271,324       83,187      83,187    1,083,187   168,559     168,559    1,168,559   339,538     339,538    1,339,538
   18       295,390       77,506      77,506    1,077,506   171,630     171,630    1,171,630   370,387     370,387    1,370,387
   19       320,660       69,033      69,033    1,069,033   171,844     171,844    1,171,844   401,319     401,319    1,401,319
   20       347,193       57,216      57,216    1,057,216   168,462     168,462    1,168,462   431,703     431,703    1,431,703
 Age 60      58,019       26,943      43,593    1,043,593    35,675      52,325    1,052,325    45,908      62,558    1,062,558
 Age 65     132,068       65,280      76,380    1,076,380    97,364     108,464    1,108,464   143,666     154,766    1,154,766
 Age 70     226,575       88,133      88,133    1,088,133   156,379     156,379    1,156,379   280,043     280,043    1,280,043
 Age 75     347,193       57,216      57,216    1,057,216   168,462     168,462    1,168,462   431,703     431,703    1,431,703


(1) Assumes a $10,000 premium is paid at the beginning of each Policy year. Premiums + Interest column assumes premiums paid at 5% per year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 48% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs), based on the joint life expectancy of both Insureds, subject to the deferred sales charge that varies as shown below by average issue Age or average Age at time of increase, as applicable:

APPLICABLE AGE   MAXIMUM GAPS
--------------  ---------------
     5-75            1.95
      76             1.92
      77             1.81
      78             1.69
      79             1.60
      80             1.50
      81             1.40
      82             1.31

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in the Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge initially remains level for 40 months, declines by one-half of one percent of the initial amount for 80 months, and then declines by one percent each month thereafter, reaching zero at the end of the 180 Policy months (15 Policy years).

The factors used in calculating the maximum surrender charges vary with the issue Age of the younger Insured as indicated in the table that follows.

            INITIAL MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Younger      Initial      Younger     Initial     Younger     Initial
  Issue      Surrender      Issue     Surrender     Issue     Surrender
   Age        Charge         Age       Charge        Age       Charge
---------  -------------  ---------  -----------  ---------  -----------

    5             5.00       31            9.40      57           21.00
    6             5.00       32            9.80      58           22.00
    7             5.00       33           10.20      59           23.00
    8             5.00       34           10.60      60           24.00
    9             5.00       35           11.00      61           25.00
   10             5.00       36           11.40      62           26.00
   11             5.00       37           11.80      63           27.00
   12             5.00       38           12.20      64           28.00
   13             5.00       39           12.60      65           29.00
   14             5.00       40           13.00      66           30.00
   15             5.00       41           13.40      67           31.00
   16             5.00       42           13.80      68           32.00
   17             5.00       43           14.20      69           33.00
   18             5.00       44           14.60      70           34.00

 Younger      Initial      Younger     Initial     Younger     Initial
  Issue      Surrender      Issue     Surrender     Issue     Surrender
   Age        Charge         Age       Charge        Age       Charge
---------  -------------  ---------  -----------  ---------  -----------
   19             5.00       45           15.00      71           35.00
   20             5.00       46           15.40      72           35.00
   21             5.40       47           15.80      73           35.00
   22             5.80       48           16.20      74           35.00
   23             6.20       49           16.60      75           35.00
   24             6.60       50           17.00      76           35.00
   25             7.00       51           17.40      77           35.00
   26             7.40       52           17.80      78           35.00
   27             7.80       53           18.20      79           35.00
   28             8.20       54           18.60      80           35.00
   29             8.60       55           19.00
   30             9.00       56           20.00

                                    EXAMPLES

For the purposes of these examples, assume that two non-smokers, each Age 55, are covered as the Insureds under a $1,000,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $16,861.10. The maximum surrender charge for the Policy is calculated as follows:

    (a) Deferred Administrative Charge                                 $8,500.00
       ($8.50/$1,000 of Face Amount)

    (b) Deferred Sales Charge (48% X 1.95 GAPs)                       $15,781.99

                                                                     -----------

           TOTAL                                                      $24,281.99

    Maximum Surrender Charge per Table (19.00 X 1,000)                $19,000.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (a) Deferred Administrative Charge                                 $8,500.00
       ($8.50/$1,000 of Face Amount)

    (b) Deferred Sales Charge (not to exceed 25% of Premiums received,    Varies
       up to one GAP, but less than the maximum number of GAPs subject to the deferred sales charge)

                                                            --------------------

                                                              Sum of (a) and (b)

The maximum surrender charge is $19,000. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

Example 1:

Assume the Policyowner surrenders the Policy in the 10th Policy month, having paid total premiums of $7,500. The actual surrender charge would be $10,375.

Example 2:

Assume the Policyowner surrenders the Policy in the 120th month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month during this period ($95 per month in this example). In this example, the maximum surrender charge would be $11,400.

                                   APPENDIX E
                            PERFORMANCE INFORMATION



The Policies were first offered to the public in 1994. The Company, however, may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables I(A)) and I(B)), and based on the periods that the Underlying Funds have been in existence (Tables II(A) and II(B)). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Tables I(A) and II(A)) under a "representative" Policy that is surrendered at the end of the applicable period. For more information on charges under the Policy, see CHARGES AND DEDUCTIONS.



Performance information may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index, or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life separate accounts or other investment products tracked by Lipper Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.


At times, the Company also may advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinions of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues, and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar-cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

In each Table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective Tables, for the one-year period ended December 31, 1998. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insureds are male, Age 45, standard (nonsmoker) Premium Class, and female, Age 43, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $500,000, that an annual premium payment of $5,500 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                                 10 YEARS
                                                                                 OR LIFE
                                                       ONE-YEAR                     OF
                                                        TOTAL          5       SUB-ACCOUNT
UNDERLYING FUND                                         RETURN       YEARS      (IF LESS)
Select Aggressive Growth Fund                            -91.61%      N/A           -5.41%
Select Capital Appreciation Fund                         -88.46%      N/A            3.98%
Select Value Opportunity Fund                            -97.01%      N/A           -3.49%
Select Emerging Markets Fund                             N/A          N/A         -100.00%
T. Rowe Price International Stock Portfolio              -86.58%      N/A          -11.19%
Fidelity VIP Overseas Portfolio                          -89.53%      N/A          -10.14%
Select International Equity Fund                         -85.99%      N/A            1.06%
DGPF International Equity Series                         -91.84%      N/A          -10.64%
Fidelity VIP Growth Portfolio                            -64.14%      N/A            3.06%
Select Growth Fund                                       -67.99%      N/A            8.51%
Select Strategic Growth Fund                             N/A          N/A         -100.00%
Growth Fund                                              -83.30%      N/A            1.07%
Equity Index Fund                                        -74.74%      N/A            7.66%
Fidelity VIP Equity-Income Portfolio                     -90.60%      N/A           -0.81%
Select Growth and Income Fund                            -86.05%      N/A           -0.51%
Fidelity VIP II Asset Manager Portfolio                  -87.35%      N/A            3.22%
Fidelity VIP High Income Portfolio                      -100.00%      N/A          -17.08%
Investment Grade Income Fund                             -94.06%      N/A          -30.62%
Government Bond Fund                                     -94.35%      N/A          -18.84%
Select Income Fund                                       N/A          N/A         -100.00%
Money Market Fund                                        -96.41%      N/A          -21.16%



The inception dates for the Sub-Accounts are: 9/17/95 for Growth and Select Value Opportunity; 12/15/96 for Investment Grade Income; 11/20/95 for Money Market; 10/19/95 for Equity Index and for Government Bond; 8/28/95 for Select Aggressive Growth and for Select Growth; 9/10/95 for Select Growth and Income and Fidelity VIP Overseas; 9/11/98 for Select Income; 5/3/94 for Select International Equity; 4/30/95 for the Select Capital Appreciation; 8/28/95 for Fidelity VIP Equity-Income and for Fidelity VIP Growth; 12/4/95 for Fidelity VIP High Income; 5/11/94 for Fidelity VIP II Asset Manager; 10/19/95 for DGPF International Equity; 8/28/95 for the T. Rowe Price International Stock; and 2/20/98 Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $5,500 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                  10 YEARS
                                                                                  OR LIFE
                                                        ONE-YEAR                     OF
                                                         TOTAL          5       SUB-ACCOUNT
UNDERLYING FUND                                          RETURN       YEARS      (IF LESS)
Select Aggressive Growth Fund                               9.31%      N/A           14.23%
Select Capital Appreciation Fund                           12.59%      N/A           19.03%
Select Value Opportunity Fund                               3.68%      N/A           16.20%
Select Emerging Markets Fund                              N/A         N/A           -22.23%
T. Rowe Price International Stock Portfolio                14.54 %    N/A             9.75%
Fidelity VIP Overseas Portfolio                            11.47 %    N/A            10.85%
Select International Equity Fund                           15.16 %    N/A            11.01%
DGPF International Equity Series                            9.07 %    N/A            11.36%
Fidelity VIP Growth Portfolio                              37.91 %    N/A            21.01%
Select Growth Fund                                         33.90 %    N/A            25.49%
Select Strategic Growth Fund                              N/A         N/A            -3.39%
Growth Fund                                                17.96 %    N/A            19.85%
Equity Index Fund                                          26.87 %    N/A            25.94%
Fidelity VIP Equity-Income Portfolio                       10.36 %    N/A            17.88%
Select Growth and Income Fund                              15.10 %    N/A            18.42%
Fidelity VIP II Asset Manager Portfolio                    13.74 %    N/A            12.91%
Fidelity VIP High Income Portfolio                         -5.42 %    N/A             7.55%
Investment Grade Income Fund                                6.75 %    N/A             7.31%
Government Bond Fund                                        6.45 %    N/A             5.21%
Select Income Fund                                        N/A         N/A             0.55%
Money Market Fund                                           4.31 %    N/A             4.25%



The inception dates for the Sub-Accounts are: 9/17/95 for Growth and Select Value Opportunity; 12/15/96 for Investment Grade Income; 11/20/95 for Money Market; 10/19/95 for Equity Index and for Government Bond; 8/28/95 for Select Aggressive Growth and for Select Growth; 9/10/95 for Select Growth and Income and Fidelity VIP Overseas; 9/11/98 for Select Income; 5/3/94 for Select International Equity; 4/30/95 for the Select Capital Appreciation; 8/28/95 for Fidelity VIP Equity-Income and for Fidelity VIP Growth; 12/4/95 for Fidelity VIP High Income; 5/11/94 for Fidelity VIP II Asset Manager; 10/19/95 for DGPF International Equity; 8/28/95 for the T. Rowe Price International Stock; and 2/20/98 Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS, AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insureds are male, Age 45, standard (nonsmoker) Premium Class, and female, Age 43, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $500,000, that an annual premium payment of $5,500 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                            10 YEARS
                                                                               OR
                                                    ONE-YEAR                LIFE OF
                                                     TOTAL         5          FUND
UNDERLYING FUND                                      RETURN      YEARS     (IF LESS)
Select Aggressive Growth Fund                         -91.61%       5.94%      12.53%
Select Capital Appreciation Fund                      -88.46%     N/A           4.00%
Select Value Opportunity Fund                         -97.01%       3.75%       7.42%
Select Emerging Markets Fund                          N/A         N/A        -100.00%
T. Rowe Price International Stock Portfolio           -86.58%     N/A          -1.62%
Fidelity VIP Overseas Portfolio                       -89.53%      -0.20%       6.95%
Select International Equity Fund                      -85.99%     N/A           1.06%
DGPF International Equity Series                      -91.84%       0.74%       4.54%
Fidelity VIP Growth Portfolio                         -64.14%      13.59%      16.62%
Select Growth Fund                                    -67.99%      14.04%      13.70%
Select Strategic Growth Fund                          N/A         N/A        -100.00%
Growth Fund                                           -83.30%      10.51%      14.12%
Equity Index Fund                                     -74.74%      15.43%      17.18%
Fidelity VIP Equity-Income Portfolio                  -90.60%      10.25%      12.81%
Select Growth and Income Fund                         -86.05%       9.17%       9.72%
Fidelity VIP II Asset Manager Portfolio               -87.35%       2.25%       9.66%
Fidelity VIP High Income Portfolio                   -100.00%      -1.31%       7.99%
Investment Grade Income Fund                          -94.06%      -3.51%       5.98%
Government Bond Fund                                  -94.35%      -4.67%       1.75%
Select Income Fund                                    -95.15%      -4.53%      -0.28%
Money Market Fund                                     -96.41%      -5.62%       2.20%



The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 8/21/92 for Select Aggressive Growth, Select Growth, Select Growth and Income, and Select Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 3/31/94 for the T. Rowe Price International Stock; and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $5.500 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                               10 YEARS OR
                                                        ONE-YEAR                 LIFE OF
                                                         TOTAL         5          FUND
UNDERLYING FUND                                          RETURN      YEARS      (IF LESS)
Select Aggressive Growth Fund                               9.31%      13.68%       16.75%
Select Capital Appreciation Fund                           12.59%     N/A           19.00%
Select Value Opportunity Fund                               3.68%      11.81%       13.41%
Select Emerging Markets Fund                              N/A         N/A          -22.23%
T. Rowe Price International Stock Portfolio                14.54%     N/A            8.39%
Fidelity VIP Overseas Portfolio                            11.47%       8.48%        8.84%
Select International Equity Fund                           15.16%     N/A           11.00%
DGPF International Equity Series                            9.07%       9.27%        9.86%
Fidelity VIP Growth Portfolio                              37.91%      20.36%       18.06%
Select Growth Fund                                         33.90%      20.76%       17.81%
Select Strategic Growth Fund                              N/A         N/A           -3.39%
Growth Fund                                                17.96%      17.65%       15.65%
Equity Index Fund                                          26.87%      21.99%       19.32%
Fidelity VIP Equity-Income Portfolio                       10.36%      17.42%       14.40%
Select Growth and Income Fund                              15.10%      16.48%       14.20%
Fidelity VIP II Asset Manager Portfolio                    13.74%      10.54%       11.68%
Fidelity VIP High Income Portfolio                         -5.42%       7.56%        9.82%
Investment Grade Income Fund                                6.75%       5.74%        7.93%
Government Bond Fund                                        6.45%       4.79%        5.83%
Select Income Fund                                          5.62%       4.91%        5.34%
Money Market Fund                                           4.31%       4.02%        4.42%



The inception dates for the Underlying Funds are: 4/29/85 for Money Market; 8/21/92 for Select Aggressive Growth, Select Growth, Select Growth and Income, and Select Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 3/31/94 for the T. Rowe Price International Stock; and 2/20/98 for Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 18 and Note 20, which are as of March 19, 1999 and April 1, 1999, respectively

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998      1997      1996
 -----------------------------------------------  --------  --------  --------
 REVENUES
     Premiums...................................  $2,303.9  $2,311.0  $2,236.3
     Universal life and investment product
       policy fees..............................     296.6     237.3     197.2
     Net investment income......................     613.7     641.8     670.8
     Net realized investment gains..............      62.6      76.5      66.8
     Other income...............................     142.6     117.6     108.4
                                                  --------  --------  --------
         Total revenues.........................   3,419.4   3,384.2   3,279.5
                                                  --------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   2,050.2   2,004.6   1,957.0
     Policy acquisition expenses................     452.8     425.1     470.1
     Sales practice litigation..................      31.0     --        --
     Loss from exiting reinsurance pools........      25.3     --        --
     Loss from cession of disability income
       business.................................     --         53.9     --
     Restructuring costs........................      13.0     --        --
     Other operating expenses...................     559.0     523.7     503.2
                                                  --------  --------  --------
         Total benefits, losses and expenses....   3,131.3   3,007.3   2,930.3
                                                  --------  --------  --------
 Income before federal income taxes.............     288.1     376.9     349.2
                                                  --------  --------  --------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      67.6      83.3      96.8
     Deferred...................................     (15.4)     14.2     (15.7)
                                                  --------  --------  --------
         Total federal income tax expense.......      52.2      97.5      81.1
                                                  --------  --------  --------
 Income before minority interest................     235.9     279.4     268.1
     Minority interest..........................     (55.0)    (79.4)    (74.6)
                                                  --------  --------  --------
 Net income.....................................  $  180.9  $  200.0  $  193.5
                                                  --------  --------  --------
                                                  --------  --------  --------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                               1998       1997
 --------------------------------------------------------  ---------  ---------

 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
      $7,520.8 and $6,992.8).............................  $ 7,683.9  $ 7,253.5
     Equity securities at fair value (cost of $253.1 and
      $341.1)............................................      397.1      479.0
     Mortgage loans......................................      562.3      567.5
     Real estate.........................................       20.4       50.3
     Policy loans........................................      154.3      141.9
     Other long-term investments.........................      142.7      148.3
                                                           ---------  ---------
         Total investments...............................    8,960.7    8,640.5
                                                           ---------  ---------
   Cash and cash equivalents.............................      504.0      213.9
   Accrued investment income.............................      141.0      141.8
   Deferred policy acquisition costs.....................    1,161.2      965.5
                                                           ---------  ---------
   Reinsurance receivables:
     Future policy benefits..............................      322.6      307.1
     Outstanding claims, losses and loss adjustment
      expenses...........................................      652.2      626.7
     Other...............................................      161.6      106.4
                                                           ---------  ---------
         Total reinsurance receivables...................    1,136.4    1,040.2
                                                           ---------  ---------
   Deferred federal income taxes.........................       19.4     --
   Premiums, accounts and notes receivable...............      510.5      554.4
   Other assets..........................................      530.6      373.0
   Closed Block assets...................................      803.1      806.7
   Separate account assets...............................   13,697.7    9,755.4
                                                           ---------  ---------
         Total assets....................................  $27,464.6  $22,491.4
                                                           ---------  ---------
                                                           ---------  ---------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,802.2  $ 2,598.5
     Outstanding claims, losses and loss adjustment
      expenses...........................................    2,815.9    2,825.0
     Unearned premiums...................................      843.2      846.8
     Contractholder deposit funds and other policy
      liabilities........................................    2,637.0    1,852.7
                                                           ---------  ---------
         Total policy liabilities and accruals...........    9,098.3    8,123.0
                                                           ---------  ---------
   Expenses and taxes payable............................      681.9      662.6
   Reinsurance premiums payable..........................       50.2       37.7
   Short-term debt.......................................      221.3       33.0
   Deferred federal income taxes.........................     --           12.9
   Long-term debt........................................     --            2.6
   Closed Block liabilities..............................      872.0      885.6
   Separate account liabilities..........................   13,691.5    9,749.7
                                                           ---------  ---------
         Total liabilities...............................   24,615.2   19,507.1
                                                           ---------  ---------
   Minority interest.....................................      532.9      748.9
   Commitments and contingencies (Notes 13 and 18)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,000 shares issued and outstanding...        5.0        5.0
   Additional paid-in capital............................      444.0      453.7
   Accumulated other comprehensive income................      169.2      209.3
   Retained earnings.....................................    1,698.3    1,567.4
                                                           ---------  ---------
         Total shareholder's equity......................    2,316.5    2,235.4
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $27,464.6  $22,491.4
                                                           ---------  ---------
                                                           ---------  ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998      1997      1996
 -----------------------------------------------  --------  --------  --------
 COMMON STOCK...................................  $    5.0  $    5.0  $    5.0
                                                  --------  --------  --------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     453.7     392.4     392.4
     Contributed from parent....................     --         61.3     --
     Loss on change of interest -- Allmerica
       P&C......................................      (9.7)    --        --
                                                  --------  --------  --------
     Balance at end of period...................     444.0     453.7     392.4
                                                  --------  --------  --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments:
     Balance at beginning of period.............     209.3     131.4     153.0
     Appreciation (depreciation) during the
       period:
     Net (depreciation) appreciation on
       available-for-sale securities............     (82.4)    170.9     (35.1)
     Benefit (provision) for deferred federal
       income taxes.............................      28.9     (59.8)     11.8
     Minority interest..........................      13.4     (33.2)      1.7
                                                  --------  --------  --------
                                                     (40.1)     77.9     (21.6)
                                                  --------  --------  --------
     Balance at end of period...................     169.2     209.3     131.4
                                                  --------  --------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............   1,567.4   1,367.4   1,173.9
     Net income.................................     180.9     200.0     193.5
     Dividend to shareholder....................     (50.0)    --        --
                                                  --------  --------  --------
     Balance at end of period...................   1,698.3   1,567.4   1,367.4
                                                  --------  --------  --------
         Total shareholder's equity.............  $2,316.5  $2,235.4  $1,896.2
                                                  --------  --------  --------
                                                  --------  --------  --------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1998    1997    1996
 --------------------------------------------  ------  ------  ------
 Net income..................................  $180.9  $200.0  $193.5
                                               ------  ------  ------
 Other comprehensive income:
   Net (depreciation) appreciation on
     available-for-sale securities...........   (82.4)  170.9   (35.1)
   Benefit (provision) for deferred federal
     income taxes............................    28.9   (59.8)   11.8
   Minority interest.........................    13.4   (33.2)    1.7
                                               ------  ------  ------
     Other comprehensive income..............   (40.1)   77.9   (21.6)
                                               ------  ------  ------
   Comprehensive income......................  $140.8  $277.9  $171.9
                                               ------  ------  ------
                                               ------  ------  ------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1998       1997       1996
 --------------------------------------------  --------   --------   --------

 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $  180.9   $  200.0   $  193.5
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Minority interest...................      55.0       79.4       74.6
         Net realized gains..................     (62.7)     (77.8)     (66.8)
         Net amortization and depreciation...      20.7       31.6       44.7
         Deferred federal income taxes.......     (15.4)      14.2      (15.7)
         Loss from exiting reinsurance
         pools...............................      25.3      --         --
         Sales practice litigation expense...      31.0      --         --
         Payment related to exiting
         reinsurance pools...................     (30.3)     --         --
         Loss from cession of disability
         income business.....................     --          53.9      --
         Payment related to cession of
         disability income business..........     --        (207.0)     --
         Change in deferred acquisition
         costs...............................    (185.8)    (189.7)     (73.9)
         Change in premiums and notes
         receivable, net of reinsurance
         payable.............................      56.7      (15.1)     (16.8)
         Change in accrued investment
         income..............................       0.8        7.1       16.7
         Change in policy liabilities and
         accruals, net.......................     168.1     (134.9)    (184.3)
         Change in reinsurance receivable....    (115.4)      27.2      123.8
         Change in expenses and taxes
         payable.............................      (3.3)      49.4       26.0
         Separate account activity, net......     (48.5)     --           5.2
         Other, net..........................     (63.8)      20.4       38.5
                                               --------   --------   --------
         Net cash provided by (used in)
         operating activities................      13.3     (141.3)     165.5
                                               --------   --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................   1,929.1    2,892.9    3,985.8
     Proceeds from disposals of equity
      securities.............................     285.3      162.7      228.7
     Proceeds from disposals of other
      investments............................     120.8      116.3       99.3
     Proceeds from mortgages matured or
      collected..............................     171.2      204.7      176.9
     Purchase of available-for-sale fixed
      maturities.............................  (2,588.4)  (2,596.0)  (3,771.1)
     Purchase of equity securities...........    (119.9)     (67.0)     (90.9)
     Purchase of other investments...........    (274.4)    (175.0)    (168.0)
     Capital expenditures....................      (0.7)     (15.3)     (12.8)
     Purchase of minority interest in
      Citizens Corporation...................    (195.9)     --         --
     Other investing activities, net.........       5.1        1.3        4.3
                                               --------   --------   --------
         Net cash (used in) provided by
         investing activities................    (667.8)     524.6      452.2
                                               --------   --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Deposits and interest credited to
      contractholder deposit funds...........   1,419.2      457.6      268.7
     Withdrawals from contractholder deposit
      funds..................................    (625.0)    (647.1)    (905.0)
     Change in short-term debt...............     188.3       (5.4)      10.4
     Change in long-term debt................      (2.6)      (0.1)      (0.1)
     Dividend paid to parent.................     (50.0)     --         --
     Dividends paid to minority
      shareholders...........................     --          (9.4)      (3.9)
     Additional paid-in capital..............     --           0.1      --
     Subsidiary treasury stock purchased, at
      cost...................................      (1.0)    (140.0)     (42.0)
                                               --------   --------   --------
         Net cash provided by (used in)
         financing activities................     928.9     (344.3)    (671.9)
                                               --------   --------   --------
 Net change in cash and cash equivalents.....     274.4       39.0      (54.2)
 Net change in cash held in the Closed
  Block......................................      15.7       (1.0)      (6.5)
 Cash and cash equivalents, beginning of
  period.....................................     213.9      175.9      236.6
                                               --------   --------   --------
 Cash and cash equivalents, end of period....  $  504.0   $  213.9   $  175.9
                                               --------   --------   --------
                                               --------   --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
 Interest paid...............................  $    7.3   $    3.6   $   18.6
 Income taxes paid...........................  $  133.5   $   66.3   $   72.0

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The consolidated financial statements of First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company"), a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"), include the accounts of its wholly owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (a 70.06%-owned non-insurance holding company). The Closed Block (Note 1B) assets and liabilities at December 31, 1998 and 1997, and its results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1998 and 1997, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

On December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of Hanover, a wholly owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 3). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Allmerica P&C and a wholly owned subsidiary of AFC merged on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that it did not already own in exchange for cash and stock. The merger has been accounted for as a purchase. A total of $90.6 million, representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period. Additional information pertaining to the merger agreement is included in Note 2, significant transactions.

Minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's wholly owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there were 7 properties remaining in the Company's real estate portfolio, all of which are being actively marketed. As a result of the plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less costs of disposal. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized investment gains and losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 7 1/4% for life insurance and 2 1/2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty, group life, and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty and group life, accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Prior to the merger on July 16, 1997, Allmerica P&C and its subsidiaries filed a separate United States federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of the adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $12.4 million through December 31, 1998. The adoption of SOP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the AICPA issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 131 for the first quarter of 1998, which resulted in certain segment re-definitions, which have no impact on the consolidation results of operations. (Note 12)

In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement No. 130 which establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted

Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

On December 3, 1998 Citizens Acquisition Corporation, a wholly owned subsidiary of the Allmerica P&C, completed a cash tender offer to acquire the outstanding shares of Citizens Corporation common stock that AFC or its subsidiaries did not already own at a price of $33.25 per share. Approximately 99.8% of publicly held shares of Citizens Corporation common stock were tendered. On December 14, 1998, the Company completed a short-form merger, acquiring all shares of common stock of Citizens Corporation not purchased in its tender offer, through the merger of its wholly owned subsidiary, Citizens Acquisition Corporation with Citizens Corporation at a price of $33.25 per share. Total consideration for the transactions amounted to $195.9 million. The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

The Company's consolidated results of operations include minority interest in Citizens prior to December 3, 1998. The unaudited pro forma information below presents consolidated results of operation as if the acquisition had occurred at the beginning of 1997.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the acquisition occurred at the beginning of 1997, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                                  1998        1997
------------------------------------------------------------------------------------------  ----------  ----------
Revenue...................................................................................  $  3,405.1  $  3,366.3
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Net realized capital gains included in revenue............................................  $     59.8  $     71.8
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Income before taxes and minority interest.................................................       272.9       358.0
Income taxes..............................................................................       (47.2)      (91.3)
Minority Interest:
    Equity in earnings....................................................................       (42.6)      (64.1)
                                                                                            ----------  ----------
Net income................................................................................  $    183.1  $    202.6
                                                                                            ----------  ----------
                                                                                            ----------  ----------

On October 29, 1998, the Company announced that had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the Company, in its Corporate Risk Management Services segment, has exited its accident and health assumed reinsurance pool business, as well as its administrative services only business. Additionally, it has commenced the closing of nearly half of its nationwide Corporate Risk Management Services' sales offices, eliminated certain staff and discontinued certain automation initiatives. In addition to the aforementioned initiatives in the Corporate Risk Management Services segment, the Property and Casualty segment is consolidating its field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $13.0 million, in the fourth quarter of 1998. Approximately $5.5 million of this loss relates to severance and other employee related costs resulting from the elimination of 339 positions, of which 129 employees had been terminated as of December 31, 1998. In addition, contract terminations and lease cancellations resulted in losses of approximately $4.1 million and $3.4 million, respectively. During 1998, the Company made payments of approximately $1.6 million related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement with a highly rated reinsurer that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, of which $19.7 million relating to the Company's accident and health assumed reinsurance pool business has been utilized as of December 31, 1998. These pools consist primarily of the Corporate Risk Management Services segment's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business, which the Company expects to run-off over the next three years. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on its results of operations or financial position.

In 1998 and 1997, Allmerica P&C redeemed 3,289.5 and 5,735.3 shares, respectively, of its issued and outstanding common stock owned by AFC for $125.0 million and $195.0 million, respectively, thereby increasing FAFLIC's ownership of Allmerica P&C by 4.3% and 6.3%, respectively. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash. The 1997 transaction consisted of $55.0 million of securities and $140.0 million of cash.

The merger of Allmerica P&C and a wholly owned subsidiary of AFC was consummated on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that FAFLIC did not already own in exchange for cash of $425.6 million and approximately 9.7 million shares of AFC stock valued at $372.5 million. At consummation of this transaction AFC owned 59.5% through FAFLIC and 40.5% directly.

The merger has been accounted for as a purchase. Total consideration of approximately $798.1 million has been allocated to the minority interest in the assets and liabilities based on estimates of their fair values. The minority interest acquired totaled $703.5 million. A total of $90.6 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

On February 3, 1997, AFC Capital Trust (the "Trust"), a subsidiary business trust of AFC, issued $300 million Series A Capital Securities, which pay cumulative dividends at a rate of 8.207% semiannually commencing August 15, 1997. The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures due 2027 of AFC (the "Subordinated Debentures"). Through certain guarantees, the Subordinated Debentures and the terms of related agreements, AFC has irrevocably and unconditionally guaranteed the obligations of the Trust under the Capital Securities. Net proceeds from the offering of approximately $296.3 million funded a portion of the acquisition of the 24.2 million publicly-held shares of Allmerica P&C pursuant to the merger on July 16, 1997.

The Company's consolidated results of operations include minority interest in Allmerica P&C prior to July 16, 1997. The unaudited pro forma information below presents consolidated results of operations as if the merger and issuance of Capital Securities had occurred at the beginning of 1996 and reflects adjustments which include interest expense related to the assumed financing of a portion of the cash consideration paid and amortization of goodwill.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the merger and issuance of Capital Securities occurred at the beginning of 1996, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                                  1997        1996
------------------------------------------------------------------------------------------  ----------  ----------
Revenue...................................................................................  $  3,362.7  $  3,246.4
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Net realized capital gains included in revenue............................................  $     63.0  $     46.7
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Income before taxes and minority interest.................................................       353.0       311.6
Income taxes..............................................................................       (89.6)      (68.7)
Minority Interest:
    Equity in earnings....................................................................       (75.5)      (67.3)
                                                                                            ----------  ----------
Net income................................................................................  $    187.9  $    175.6
                                                                                            ----------  ----------
                                                                                            ----------  ----------

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                              1998
                                          --------------------------------------------
                                                      GROSS        GROSS
DECEMBER 31,                              AMORTIZED UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)    GAINS        LOSSES      VALUE
----------------------------------------  --------  ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $  192.8   $   12.0     $   24.5    $  180.3
States and political subdivisions.......   2,408.9       83.0          5.2     2,486.7
Foreign governments.....................     107.9        7.7          4.5       111.1
Corporate fixed maturities..............   4,293.3      167.8         81.9     4,379.2
Mortgage-backed securities..............     517.9       11.5          2.8       526.6
                                          --------  ----------   ----------   --------
Total fixed maturities..................  $7,520.8   $  282.0     $  118.9    $7,683.9
                                          --------  ----------   ----------   --------
                                          --------  ----------   ----------   --------
Equity securities.......................  $  253.1   $  151.1     $    7.1    $  397.1
                                          --------  ----------   ----------   --------
                                          --------  ----------   ----------   --------

                                                              1997
                                          --------------------------------------------
                                                      GROSS        GROSS
DECEMBER 31,                              AMORTIZED UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)    GAINS        LOSSES      VALUE
----------------------------------------  --------  ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $  265.3   $    9.5     $    0.9    $  273.9
States and political subdivisions.......   2,200.6       78.3          3.1     2,275.8
Foreign governments.....................     110.8        8.5          2.2       117.1
Corporate fixed maturities..............   4,041.6      175.1         12.2     4,204.5
Mortgage-backed securities..............     374.5        9.7          2.0       382.2
                                          --------  ----------   ----------   --------
Total fixed maturities..................  $6,992.8   $  281.1     $   20.4    $7,253.5
                                          --------  ----------   ----------   --------
                                          --------  ----------   ----------   --------
Equity securities.......................  $  341.1   $  141.9     $    4.0    $  479.0
                                          --------  ----------   ----------   --------
                                          --------  ----------   ----------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively.

In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $105.4 million and $105.1 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------   --------
Due in one year or less.....................................  $   384.7   $  391.5
Due after one year through five years.......................    2,309.4    2,341.2
Due after five years through ten years......................    2,173.3    2,199.6
Due after ten years.........................................    2,653.4    2,751.6
                                                              ---------   --------
Total.......................................................  $ 7,520.8   $7,683.9
                                                              ---------   --------
                                                              ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM    GROSS   GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES   GAINS   LOSSES
------------------------------------------------------------  ---------------   ------  ------
1998
Fixed maturities............................................     $  993.3       $ 18.2  $ 11.9
Equity securities...........................................     $  276.4       $ 76.3  $  9.6

1997
Fixed maturities............................................     $1,894.8       $ 27.6  $ 16.2
Equity securities...........................................     $  145.5       $ 55.8  $  1.3

1996
Fixed maturities............................................     $2,432.8       $ 19.3  $ 30.5
Equity securities...........................................     $  228.1       $ 56.1  $  1.3

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
1998
Net appreciation, beginning of year.........................    $122.6        $ 86.7       $209.3
                                                              ----------      ------       ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (99.3)          4.4        (94.9)
Appreciation due to Allmerica P&C purchase of minority in
 interest of Citizens.......................................      10.7          10.7         21.4
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       6.3        --              6.3
Provision for deferred federal income taxes and minority
 interest...................................................      38.7         (11.6)        27.1
                                                              ----------      ------       ------
                                                                 (43.6)          3.5        (40.1)
                                                              ----------      ------       ------
Net appreciation, end of year...............................    $ 79.0        $ 90.2       $169.2
                                                              ----------      ------       ------
                                                              ----------      ------       ------

1997
Net appreciation, beginning of year.........................    $ 71.3        $ 60.1       $131.4
                                                              ----------      ------       ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      83.2          (5.9)        77.3
Appreciation due to AFC purchase of minority interest of
 Allmerica P&C..............................................      50.7          59.6        110.3
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (16.7)       --            (16.7)
Provision for deferred federal income taxes and minority
 interest...................................................     (65.9)        (27.1)       (93.0)
                                                              ----------      ------       ------
                                                                  51.3          26.6         77.9
                                                              ----------      ------       ------
Net appreciation, end of year...............................    $122.6        $ 86.7       $209.3
                                                              ----------      ------       ------
                                                              ----------      ------       ------

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
1996
Net appreciation, beginning of year.........................    $108.7        $ 44.3       $153.0
                                                              ----------      ------       ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (94.1)         35.9        (58.2)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      23.1        --             23.1
Provision for deferred federal income taxes and minority
 interest...................................................      33.6         (20.1)        13.5
                                                              ----------      ------       ------
                                                                 (37.4)         15.8        (21.6)
                                                              ----------      ------       ------
Net appreciation, end of year...............................    $ 71.3        $ 60.1       $131.4
                                                              ----------      ------       ------
                                                              ----------      ------       ------

(1) Includes net appreciation on other investments of $0.8 million, $1.8 million, and $0.6 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Mortgage loans..............................................  $562.3  $567.5
Real estate held for sale...................................    20.4    50.3
                                                              ------  ------
Total mortgage loans and real estate........................  $582.7  $617.8
                                                              ------  ------
                                                              ------  ------

Reserves for mortgage loans were $11.5 million and $20.7 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there were 7 properties remaining in the Company's portfolio, which are being actively marketed. As a result of the plan, during 1997 real estate assets with a carrying amount of $54.7 million were written down to the estimated fair value less cost of disposal of $50.3 million, and a net realized investment loss of $4.4 million was recognized. Depreciation is not recorded on these assets while they are held for disposal. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                   1998     1997
------------------------------------------------------------  --------  ------
Property type:
  Office building...........................................    $304.4  $265.1
  Residential...............................................      52.8    66.6
  Retail....................................................     108.5   132.8
  Industrial/warehouse......................................     110.0   107.2
  Other.....................................................      18.5    66.8
  Valuation allowances......................................     (11.5)  (20.7)
                                                              --------  ------
Total.......................................................    $582.7  $617.8
                                                              --------  ------
                                                              --------  ------

Geographic region:
  South Atlantic............................................    $136.1  $173.4
  Pacific...................................................     155.1   152.8
  East North Central........................................      80.5   102.0
  Middle Atlantic...........................................      61.2    73.8
  West South Central........................................      54.7    34.9
  New England...............................................      60.7    46.9
  Other.....................................................      45.9    54.7
  Valuation allowances......................................     (11.5)  (20.7)
                                                              --------  ------
Total.......................................................    $582.7  $617.8
                                                              --------  ------
                                                              --------  ------

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $84.7 million; 2000 -- $131.6 million; 2001 -- $33.9 million; 2002 -- $28.4 million; 2003 -- $42.5 million; and $241.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                             BALANCE AT
(IN MILLIONS)                                                 JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
------------------------------------------------------------  ----------   ----------   ----------   -----------
1998
Mortgage loans..............................................    $20.7        $(6.8)       $ 2.4         $11.5
                                                                -----        -----        -----         -----
                                                                -----        -----        -----         -----
1997
Mortgage loans..............................................    $19.6        $ 2.5        $ 1.4         $20.7
Real estate.................................................     14.9          6.0         20.9         --
                                                                -----        -----        -----         -----
    Total...................................................    $34.5        $ 8.5        $22.3         $20.7
                                                                -----        -----        -----         -----
                                                                -----        -----        -----         -----
1996
Mortgage loans..............................................    $33.8        $ 5.5        $19.7         $19.6
Real estate.................................................     19.6        --             4.7          14.9
                                                                -----        -----        -----         -----
    Total...................................................    $53.4        $ 5.5        $24.4         $34.5
                                                                -----        -----        -----         -----
                                                                -----        -----        -----         -----

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $20.9 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less costs to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $22.0 million and $30.5 million, with related reserves of $6.0 million and $13.8 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $26.1 million, $30.8 million and $50.4 million, with related interest income while such loans were impaired of $3.2 million, $3.2 million and $5.8 million as of December 31, 1998, 1997 and 1996, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs"). The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Futures contract activity increased significantly in 1998 due to the increase in sale of GICs. The Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding at December 31, 1998 was $92.7 million. There were no futures contracts outstanding at December 31, 1997. The notional amounts of the contracts represent the extent of the Company's investment but not the future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding is less than one year. The fair value of futures contracts outstanding was $92.5 million at December 31, 1998.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging gains (losses) were $(1.8) million in 1998. There were no deferred hedging gains or losses in 1997. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There were $0.1 million of gains realized on ineffective hedges in 1998. There was no gain or loss in 1997 or 1996.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                         1998        1997       1996
---------------------------------------------------------------------------------  -----------  ---------  ---------
Contracts outstanding, beginning of year.........................................  $   --       $   (33.0) $    74.7
New contracts....................................................................      1,117.5       (0.2)      (1.1)
Contracts terminated.............................................................     (1,024.8)      33.2     (106.6)
                                                                                   -----------  ---------  ---------
Contracts outstanding, end of year...............................................  $      92.7  $  --      $   (33.0)
                                                                                   -----------  ---------  ---------
                                                                                   -----------  ---------  ---------

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed income securities. Interest and principal related to foreign fixed income securities payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange, as indicated by the fair value of the contract. The fair values of the foreign currency swap contracts outstanding were $1.2 million and $1.3 million at December 31, 1998 and 1997, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1998, 1997 and 1996. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency swap contracts in 1998 or 1997.

A reconciliation of the notional amount of foreign currency swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                             1998       1997       1996
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Contracts outstanding, beginning of year..............................................  $    42.6  $    47.6  $    69.4
New contracts.........................................................................     --            5.0     --
Contracts expired.....................................................................     --          (10.0)     (21.8)
                                                                                        ---------  ---------  ---------
Contracts outstanding, end of year....................................................  $    42.6  $    42.6  $    47.6
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

Expected maturities of foreign currency swap contracts outstanding at December 31, 1998 are $24.0 million in 1999, $8.3 million in 2000 and $10.3 million thereafter. There are no expected maturities of such foreign currency swap contracts in 2001, 2002 and 2003.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate GIC liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. The use of interest rate swap contracts increased during 1998 due to the increase in floating rate GIC liabilities. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1998 was a net payable of $3.9 million. The Company does not require collateral or other security to support financial instruments with credit risk.

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The (decrease) or increase in net investment income related to interest rate swap contracts was $(2.8) million, $(0.4) million and $0.6 million for the years ended December 31, 1998, 1997, and 1996, respectively. The fair value of interest rate swap contracts outstanding were $(28.3) million and $(2.3) million at December 31, 1998 and 1997, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with the gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 1998 or 1997. A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                          1998       1997       1996
----------------------------------------------------------------------------------  ----------  ---------  ---------
Contracts outstanding, beginning of year..........................................  $    244.1  $     5.0  $    17.5
New contracts.....................................................................       873.5      244.7        5.0
Contracts expired.................................................................        (5.0)      (5.6)     (17.5)
                                                                                    ----------  ---------  ---------
Contracts outstanding, end of year................................................  $  1,112.6  $   244.1  $     5.0
                                                                                    ----------  ---------  ---------
                                                                                    ----------  ---------  ---------

Expected maturities of interest rate swap contracts outstanding at December 31, 1998 is $44.0 million in 2000, $234.5 million in 2002, $810.5 million in 2003 and $23.6 million thereafter. There are no expected maturities of interest rate contracts in 1999 or 2001.

G.  OTHER SWAP CONTRACTS

The Company enters into security return-linked and insurance portfolio-linked swap contracts for investment purposes. Under the security return-linked contracts, the Company agrees to exchange cash flows according to the performance of a specified security or portfolio of securities. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1998, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

In 1998, the Company also entered into credit default swap agreements. Under the terms of these agreements, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of the underlying companies and generally enters into default swap agreements for companies rated "A" or better by nationally recognized rating agencies.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.1) million at December 31, 1998 and 1997. The net amount receivable or payable under security-returned-linked and insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net increase (decrease) in realized investment gains related to these contracts was $1.1 million in 1998 and $(1.6) million in 1997. There were no realized investment gains or losses on other swap contracts recognized in 1996.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.2 million in 1998. There was no investment income recognized in 1997 and 1996.

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                           1998       1997       1996
------------------------------------------------------------------------------------  ---------  ---------  ---------
Contracts outstanding, beginning of year............................................  $    15.0  $    58.6  $  --
New contracts.......................................................................      266.3      192.1       58.6
Contracts expired...................................................................      (26.3)    (211.6)    --
Contracts terminated................................................................     --          (24.1)    --
                                                                                      ---------  ---------  ---------
Contracts outstanding, end of year..................................................  $   255.0  $    15.0  $    58.6
                                                                                      ---------  ---------  ---------
                                                                                      ---------  ---------  ---------

Expected maturities of other swap contracts outstanding at December 31, 1998 are as follows: $115.0 million in 1999, $115.0 million in 2000 and $25.0 million in 2001. There are no expected maturities of such other swap contracts in 2002 or 2003.

H.  OTHER

At December 31, 1998, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholders' equity. At December 31, 1997, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity, except for investments with the U.S. Treasury with a carrying value of $262.4 million.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $530.8  $541.9  $553.8
Mortgage loans..............................................    58.3    57.5    69.5
Equity securities...........................................     7.4    10.6    11.1
Policy loans................................................    11.9    10.9    10.3
Real estate.................................................     7.2    20.1    40.8
Other long-term investments.................................    (0.5)   12.4    19.9
Short-term investments......................................    14.3    12.8    10.6
                                                              ------  ------  ------
Gross investment income.....................................   629.4   666.2   716.0
Less investment expenses....................................   (15.7)  (24.4)  (45.2)
                                                              ------  ------  ------
Net investment income.......................................  $613.7  $641.8  $670.8
                                                              ------  ------  ------
                                                              ------  ------  ------

At December 31, 1998, there was one mortgage loan on non-accrual status which had an outstanding principal balance of $4.3 million. This loan was restructured and fully impaired. There were no fixed maturities which were on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, had no impact in 1998 and 1997, and reduced net income by $0.5 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $28.7 million, $40.3 million and $51.3 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.3 million, $3.9 million and $7.7 million in 1998, 1997 and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $3.3 million, $4.2 million and $4.5 million in 1998, 1997 and 1996, respectively.

There were no fixed maturities which were non-income producing for the year ended December 31, 1998. There was one mortgage loan which was non-income producing for the year ended December 31, 1998, which had an outstanding principal balance of $4.3 million and was fully impaired.

Included in other long-term investments is a loss from limited partnerships of $7.5 million in 1998, and income of $7.8 million and $13.7 million in 1997 and 1996, respectively.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
------------------------------------------------------------  ---------  ---------  ---------
Fixed maturities............................................  $   (11.8) $    14.7  $    (9.7)
Mortgage loans..............................................        8.8       (1.2)      (2.4)
Equity securities...........................................       66.6       53.6       54.8
Real estate.................................................       13.7       12.8       21.1
Other.......................................................      (14.7)      (3.4)       3.0
                                                              ---------  ---------  ---------
Net realized investment gains...............................  $    62.6  $    76.5  $    66.8
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
------------------------------------------------------------  ---------  ---------  ---------
Unrealized gains on securities:
Unrealized holding gains arising during period, (net of
 taxes and minority interest of $(20.8) million, $123.7
 million and $10.7 million in 1998, 1997 and 1996,
 respectively)..............................................  $    (6.8) $   115.5  $    (0.7)
Less: reclassification adjustment for gains included in net
 income (net of taxes and minority interest of $21.5
 million, $30.7 million and $24.2 million in 1998, 1997 and
 1996, respectively)........................................       33.3       37.6       20.9
                                                              ---------  ---------  ---------
Other comprehensive income..................................  $   (40.1) $    77.9  $   (21.6)
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $(27.1) million at December 31, 1998. Fair values of interest rate futures were not material at December 31, 1997.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value. The fair value of long-term debt was estimated using market quotes, when available, and, when not available, discounted cash flow analyses.

The estimated fair values of the financial instruments were as follows:

                                                                     1998                1997
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
------------------------------------------------------------  --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  504.0  $  504.0  $  213.9  $  213.9
  Fixed maturities..........................................   7,683.9   7,683.9   7,253.5   7,253.5
  Equity securities.........................................     397.1     397.1     479.0     479.0
  Mortgage loans............................................     562.3     587.1     567.5     597.0
  Policy loans..............................................     154.3     154.3     141.9     141.9
                                                              --------  --------  --------  --------
                                                              $9,301.6  $9,326.4  $8,655.8  $8,685.3
                                                              --------  --------  --------  --------
                                                              --------  --------  --------  --------
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,791.8  $1,830.8  $  985.2  $1,004.7
  Supplemental contracts without life contingencies.........      37.3      37.3      22.4      22.4
  Dividend accumulations....................................      88.4      88.4      87.8      87.8
  Other individual contract deposit funds...................      61.6      61.1      57.9      55.7
  Other group contract deposit funds........................     700.4     704.0     714.8     715.5
  Individual annuity contracts..............................   1,110.6   1,073.6     907.4     882.2
  Short-term debt...........................................     221.3     221.3      33.0      33.0
  Long-term debt............................................     --        --          2.6       2.6
                                                              --------  --------  --------  --------
                                                              $4,011.4  $4,016.5  $2,811.1  $2,803.9
                                                              --------  --------  --------  --------
                                                              --------  --------  --------  --------

6.  CLOSED BLOCK

Included in other income in the Consolidated Statement of Income in 1998, 1997 and 1996 is a net pre-tax contribution from the Closed Block of $10.4 million, $9.1 million and $8.6 million, respectively. Summarized financial information of the Closed Block as of December 31, 1998 and 1997 and for the period ended December 31, 1998, 1997 and 1996 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $399.1
    and $400.1, respectively)...............................  $414.2  $412.9
  Mortgage loans............................................   136.0   112.0
  Policy loans..............................................   210.9   218.8
  Cash and cash equivalents.................................     9.4    25.1
  Accrued investment income.................................    14.1    14.1
  Deferred policy acquisition costs.........................    15.6    18.2
  Other assets..............................................     2.9     5.6
                                                              ------  ------
Total assets................................................  $803.1  $806.7
                                                              ------  ------
                                                              ------  ------
Liabilities
  Policy liabilities and accruals...........................  $862.9  $875.1
  Other liabilities.........................................     9.1    10.4
                                                              ------  ------
Total liabilities...........................................  $872.0  $885.5
                                                              ------  ------
                                                              ------  ------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
------------------------------------------------------------  --------   --------   --------
Revenues
    Premiums................................................  $   55.4   $   58.3   $   61.7
    Net investment income...................................      53.3       53.4       52.6
    Realized investment loss................................       0.1        1.3       (0.7)
                                                              --------   --------   --------
Total revenues..............................................     108.8      113.0      113.6
Benefits and expenses
    Policy benefits.........................................      95.0      100.5      101.2
    Policy acquisition expenses.............................       2.7        3.0        3.2
    Other operating expenses................................       0.7        0.4        0.6
                                                              --------   --------   --------
Total benefits and expenses.................................      98.4      103.9      105.0
                                                              --------   --------   --------
Contribution from the Closed Block..........................  $   10.4   $    9.1   $    8.6
                                                              --------   --------   --------
                                                              --------   --------   --------
Cash flows
  Cash flows from operating activities:
    Contribution from the Closed Block......................  $   10.4   $    9.1   $    8.6
    Change in deferred policy acquisition costs, net........       2.6        2.9        3.4
    Change in premiums and other receivables................       0.3      --           0.2
    Change in policy liabilities and accruals...............     (13.5)     (11.6)     (13.9)
    Change in accrued investment income.....................     --           0.2        2.3
    Deferred Taxes..........................................       0.1       (5.1)       1.0
    Change in other assets..................................       2.4       (2.9)      (1.6)
    Change in expenses and taxes payable....................      (2.9)      (2.0)       1.7
    Other, net..............................................      (0.1)      (1.2)       1.4
                                                              --------   --------   --------
  Net cash (used in) provided by operating activities.......      (0.7)     (10.6)       3.1
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........      83.6      161.6      188.1
    Purchases of investments................................    (106.5)    (161.4)    (196.9)
    Other, net..............................................       7.9       11.4       12.2
                                                              --------   --------   --------
  Net cash provided by (used in) investing activities.......     (15.0)      11.6        3.4
                                                              --------   --------   --------
Net increase in cash and cash equivalents...................     (15.7)       1.0        6.5
Cash and cash equivalents, beginning of year................      25.1       24.1       17.6
                                                              --------   --------   --------
Cash and cash equivalents, end of year......................  $    9.4   $   25.1   $   24.1
                                                              --------   --------   --------
                                                              --------   --------   --------

There are no valuation allowances on mortgage loans in the Closed Block at December 31, 1998, 1997 or 1996, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7.  DEBT

Short and long-term debt consisted of the following:

DECEMBER 31,
(IN MILLIONS)                                                  1998   1997
------------------------------------------------------------  ------  -----
Short-Term
    Commercial paper........................................  $  41.3 $32.6
    Borrowings under bank credit facility...................    150.0  --
    Repurchase agreements...................................     30.0  --
    Other...................................................    --      0.4
                                                              ------  -----
Total short-term debt.......................................  $ 221.3 $33.0
                                                              ------  -----
                                                              ------  -----
Long-term debt..............................................  $ --    $ 2.6
                                                              ------  -----
                                                              ------  -----

FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by a credit agreement. At December 31, 1998, the weighted average interest rate for outstanding commercial paper was approximately 5.34%.

Effective December 4, 1998, the Company entered into a credit agreement that expired on February 5, 1999. Borrowings under this agreement were unsecured and incurred interest at a rate per annum equal to the eurodollar rate plus applicable margin. Borrowings outstanding under this credit facility at December 31, 1998 were $150.0 million.

During 1998 and 1996, the Company utilized repurchase agreements to finance certain investments. The 1996 repurchase agreements were settled by the end of 1996.

In October, 1995, AFC issued $200.0 million face amount of Senior Debentures for proceeds of $197.2 million net of discounts and issuance costs. These securities have an effective interest rate of 7.65%, and mature on October 16, 2025. Interest is payable semiannually on October 15 and April 15 of each year. The Senior Debentures are subject to certain restrictive covenants, including limitations on issuance of or disposition of stock of restricted subsidiaries and limitations on liens. AFC is in compliance with all covenants. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC and APY. Interest expense was $7.3 million, $3.6 million and $16.8 million in 1998, 1997 and 1996, respectively. Interest paid on the credit agreement was approximately $0.7 million in 1998 and $2.8 million in 1997. Interest expense during 1996 also included $11.0 million related to interest payments on repurchase agreements. All interest expense is recorded in other operating expenses.

8.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998     1997    1996
------------------------------------------------------------  -------   -----  -------
Federal income tax expense (benefit)
    Current.................................................  $  67.6   $83.3  $  96.8
    Deferred................................................    (15.4)   14.2    (15.7)
                                                              -------   -----  -------
Total.......................................................  $  52.2   $97.5  $  81.1
                                                              -------   -----  -------
                                                              -------   -----  -------

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Expected federal income tax expense.........................  $100.9  $131.8  $122.3
    Tax-exempt interest.....................................   (38.9)  (37.9)  (35.3)
    Differential earnings amount............................    --      --     (10.2)
    Dividend received deduction.............................    (5.1)   (3.2)   (1.6)
    Changes in tax reserve estimates........................     2.3     7.8     4.7
    Tax credits.............................................    (8.5)   (2.7)
    Other, net..............................................     1.5     1.7     1.2
                                                              ------  ------  ------
Federal income tax expense..................................  $ 52.2  $ 97.5  $ 81.1
                                                              ------  ------  ------
                                                              ------  ------  ------

Until conversion to a stock life insurance company, FAFLIC, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying the average equity base of the FAFLIC/AFLIAC consolidated group, as determined for tax purposes, by the estimate of an excess of an imputed earnings rate over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service (IRS). The differential earnings amount included in 1996 related to an adjustment for the 1994 tax year based on the actual mutual life insurance companies' earnings rate issued by the IRS in 1996. As a stock life company, FAFLIC is no longer required to reduce its policyholder dividend deduction by the differential earnings amount.

The deferred income tax (asset) liability represents the tax effects of temporary differences attributable to the Company's consolidated federal tax return group. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
------------------------------------------------------------  --------   --------
Deferred tax (assets) liabilities
    AMT carryforwards.......................................  $  (16.8)  $  (15.6)
    Loss reserve discounting................................    (406.6)    (391.6)
    Deferred acquisition costs..............................     345.8      291.8
    Employee benefit plans..................................     (45.3)     (48.0)
    Investments, net........................................     121.7      175.4
    Bad debt reserve........................................      (1.8)     (14.3)
    Litigation reserve......................................     (10.9)     --
    Other, net..............................................      (5.5)      15.2
                                                              --------   --------
Deferred tax (asset) liability, net.........................  $  (19.4)  $   12.9
                                                              --------   --------
                                                              --------   --------

Gross deferred income tax assets totaled $486.9 million and $469.5 million at December 31, 1998 and 1997, respectively. Gross deferred income tax liabilities totaled $467.5 million and $482.4 million at December 31, 1998 and 1997, respectively.

The Company believes, based on the its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 1998, there are available alternative minimum tax credit carryforwards of $16.8 million.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/ AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1991. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992,1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/ AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

9.  PENSION PLANS

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1998, 1997 and 1996 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998      1997      1996
------------------------------------------------------------  -------   -------   -------
Service cost -- benefits earned during the year.............  $  19.0   $  19.9   $  19.0
Interest cost...............................................     25.5      23.5      21.9
Expected return on plan assets..............................    (34.9)    (31.2)    (28.3)
Recognized net actuarial loss (gain)........................      0.4       0.1      (0.4)
Amortization of transition asset............................     (1.8)     (1.9)     (1.9)
Amortization of prior service cost..........................     (1.7)     (2.0)     (2.3)
                                                              -------   -------   -------
Net periodic pension cost...................................  $   6.5   $   8.4   $   8.0
                                                              -------   -------   -------
                                                              -------   -------   -------

The following table summarizes the status of the pension plan. At December 31, 1998 and 1997 the plan's assets exceeded its projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Change in benefit obligations:
    Projected benefit obligation at beginning of year.......  $370.4  $344.2
    Service cost -- benefits earned during the year.........    19.0    19.9
    Interest cost...........................................    25.5    23.5
    Actuarial losses........................................    20.4     0.3
    Benefits paid...........................................   (21.1)  (17.5)
                                                              ------  ------
    Projected benefit obligation at end of year.............  $414.2  $370.4
                                                              ------  ------
                                                              ------  ------
Change in plan assets:
    Fair value of plan assets at beginning of year..........  $395.5  $347.8
    Actual return on plan assets............................    67.2    65.2
    Benefits paid...........................................   (21.1)  (17.5)
                                                              ------  ------
    Fair value of plan assets at end of year................   441.6   395.5
                                                              ------  ------
    Funded status of the plan...............................    27.4    25.1
    Unrecognized transition obligation......................   (23.9)  (26.2)
    Unamortized prior service cost..........................   (11.0)  (13.9)
    Unrecognized net actuarial gains........................   (54.9)  (44.9)
                                                              ------  ------
        Net pension liability...............................  $(62.4) $(59.9)
                                                              ------  ------
                                                              ------  ------

As a result of AFC's merger with APY, certain pension liabilities were reduced by $11.7 million in 1997, to reflect their fair value as of the purchase date. These pension liabilities were reduced by $10.3 million in 1998, which reflects fair value, net of applicable amortization. Determination of the projected benefit obligations was based on a weighted average discount rate of 6.5% and 7.0% in 1998 and 1997, respectively, and the assumed long-term rate of return on plan assets was 9.0% in both 1998 and 1997. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 973,262 shares of AFC Common Stock at both December 31, 1998 and 1997, with a market value of $56.3 million and $48.6 million at December 31, 1998 and 1997, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 1998, 1997 and 1996, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expenses related to this plan was $5.6 million, $3.3 million and $5.5 million, in 1998, 1997 and 1996, respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 1998, 1997 and 1996 was $3.0 million, $2.8 million and $2.0 million, respectively.

On January 1, 1998, substantially all of the aforementioned defined benefit and defined contribution 401k plans were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

10.  OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under several plans sponsored by FAFLIC. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plan changes, effective January 1, 1996, resulted in a negative plan amendment (change in eligibility and medical benefits) of $26.8 million and curtailment (no future increases in life insurance) of $5.3 million. The negative plan amendment will be amortized as prior service cost over the average number of years to full eligibility (approximately 9 years or $3.0 million per year). Of the $5.3 million curtailment gain, $3.3 million has been deducted from unrecognized loss and $2.0 million has been recorded as a reduction of the net periodic postretirement benefit expense.

The plans' funded status reconciled with amounts recognized in the Company's consolidated balance sheet were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Change in benefit obligation:
    Accumulated postretirement benefit obligation at
      beginning of year.....................................  $ 71.8  $ 72.3
    Service cost............................................     3.1     3.0
    Interest cost...........................................     5.1     4.6
    Actuarial losses........................................     7.6    (4.7)
    Benefits paid...........................................    (3.6)   (3.4)
                                                              ------  ------
    Accumulated postretirement benefit obligation at end of
      year..................................................    84.0    71.8
    Fair value of plan assets at end of year................    --      --
                                                              ------  ------
    Funded status of the plan...............................   (84.0)  (71.8)
    Unamortized prior service cost..........................   (12.9)  (15.3)
    Unrecognized net actuarial losses.......................     7.5     0.8
                                                              ------  ------
    Accumulated postretirement benefit costs................  $(89.4) $(86.3)
                                                              ------  ------
                                                              ------  ------

The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998     1997     1996
------------------------------------------------------------  ------   ------   ------
Service cost................................................  $  3.1   $  3.0   $  3.2
Interest cost...............................................     5.1      4.6      4.6
Recognized net actuarial loss (gain)........................     0.1     (0.1)     0.2
Amortization of prior service cost..........................    (2.4)    (2.7)    (3.0)
                                                              ------   ------   ------
Net periodic postretirement benefit cost....................  $  5.9   $  4.8   $  5.0
                                                              ------   ------   ------
                                                              ------   ------   ------

As a result of AFC's merger with APY in 1997, certain postretirement liabilities were reduced by $6.1 million to reflect their fair value as of the purchase date. These postretirement liabilities were reduced by $5.4 million in 1998, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1998, health care costs were assumed to increase 7.0% in 1999, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1998 by $5.7 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1998 by $0.7 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 1998 by $5.2 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1998 by $0.6 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 6.5% and 7.0% at December 31, 1998 and 1997. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the aforementioned postretirement medical and death benefits plans were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

11.  DIVIDEND RESTRICTIONS

Massachusetts, Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC, AFLIAC, Hanover and Citizens, respectively.

Dividends from FAFLIC and Allmerica P&C (Hanover) are the primary source of cash flow for AFC.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. During 1998, FAFLIC paid dividends of $50.0 million to AFC. No dividends were declared by FAFLIC to AFC during 1997 or 1996 During 1999, FAFLIC could pay dividends of $116.4 million to AFC without prior approval of the Commissioner.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 1998, 1997 or 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

Pursuant to New Hampshire's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the New Hampshire Insurance Commissioner, is limited to 10% of such insurer's statutory policyholder surplus as of the preceding December 31. Hanover declared dividends to Allmerica P&C totaling, $125.0 million, $120.0 million and $105.0 million during 1998, 1997 and 1996, respectively. During 1999, the maximum dividend and other distributions that could be paid to Allmerica P&C by Hanover, without prior approval of the Insurance Commissioner, is approximately $1.6 million, which considers an extraordinary dividend of $125.0 million declared on March 12, 1998. The allowable dividend without prior approval will increase to $126.6 million on March 12, 1999.

Pursuant to Michigan's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without prior approval of the Michigan Insurance Commissioner, is limited to the greater of 10% of policyholders' surplus as of December 31 of the immediately preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. Citizens Insurance paid dividends to Citizens Corporation totaling $200.0 million and $6.3 million during 1998 and 1996, respectively. A $180.0 million extraordinary dividend was approved by the Commissioner in 1998. No dividends were declared by Citizens Insurance during 1997. During 1999, Citizens Insurance can declare no dividends to Citizens Corporation without prior approval of the Michigan Insurance Commissioner as a result of the $180.0 million extraordinary dividend declared on December 21, 1998.

12.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Accumulation. Within these broad areas, the Company conducts business principally in four operating segments.

Effective January 1, 1998, the Company adopted Statement No. 131. Upon adoption, the separate financial information of each segment was re-defined consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the significant changes in reportable segments is included below.

The Risk Management group includes two segments: Property and Casualty and Corporate Risk Management Services. The Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

The Retirement and Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products distributed via retail channels as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities distributed to institutions. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in three types of GICs; the traditional GIC, the synthetic GIC and the floating rate GIC. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates, and to other institutions, such as insurance companies and pension plans. In addition to the four operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, Corporate Technology, Corporate Finance, Human Resources and the legal department.

Significant changes to the Company's segmentation include a reclassification of corporate overhead expenses from each operating segment into the Corporate segment. Additionally, certain products (group retirement products, such as 401(k) plans and tax-sheltered annuities, group variable universal life) and certain other non-insurance operations (telemarketing and trust services) previously reported in the Allmerica Financial Institutional Services segment were combined with the Allmerica Financial Services segment. Also, the Company reclassified the GIC product line previously reported in the Allmerica Financial Institutional Services segment into the Allmerica Asset Management segment.

Management evaluates the results of the aforementioned segments based on pre-tax segment income. Pre-tax segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of pre-tax segment income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, pre-tax segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998      1997      1996
------------------------------------------------------------  --------  --------  --------
Segment revenues:
  Risk Management
    Property and Casualty...................................  $2,204.8  $2,211.0  $2,145.8
    Corporate Risk Management Services......................     412.9     405.4     370.7
                                                              --------  --------  --------
        Subtotal............................................   2,617.7   2,616.4   2,516.5
                                                              --------  --------  --------
  Retirement and Asset Accumulation
    Allmerica Financial Services............................     721.2     709.7     700.0
    Allmerica Asset Management..............................     121.7      91.1     110.5
                                                              --------  --------  --------
        Subtotal............................................     842.9     800.8     810.5
                                                              --------  --------  --------
  Corporate.................................................       2.3       5.5       5.2
  Intersegment revenues.....................................      (7.6)    (11.6)    (13.8)
                                                              --------  --------  --------
    Total segment revenues including Closed Block...........   3,455.2   3,411.1   3,318.4
                                                              --------  --------  --------
  Adjustment to segment revenues:
    Adjustment for Closed Block.............................     (98.4)   (102.6)   (105.7)
    Net realized gains......................................      62.6      75.6      66.8
                                                              --------  --------  --------
        Total revenues......................................  $3,419.4  $3,384.2  $3,279.5
                                                              --------  --------  --------
                                                              --------  --------  --------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Segment income (loss) before income taxes and minority
 interest:
  Risk Management
    Property and Casualty...................................  $151.4  $172.9  $170.7
    Corporate Risk Management Services......................     7.8    27.0    28.3
                                                              ------  ------  ------
        Subtotal............................................   159.2   199.9   199.0
                                                              ------  ------  ------
  Retirement and Asset Accumulation
    Allmerica Financial Services............................   166.6   134.6   106.8
    Allmerica Asset Management..............................    23.7    18.4    11.5
                                                              ------  ------  ------
        Subtotal............................................   190.3   153.0   118.3
                                                              ------  ------  ------
  Corporate.................................................   (45.3)  (44.6)  (36.6)
                                                              ------  ------  ------
    Segment income before income taxes and minority
      interest..............................................   304.2   308.3   280.7
                                                              ------  ------  ------
  Adjustments to segment income:
    Net realized investment gains, net of amortization......    53.9    78.7    69.6
    Sales practice litigation expense.......................   (31.0)   --      --
    Loss on exiting reinsurance pools.......................   (25.3)
    Gain from change in mortality assumptions...............    --      47.0    --
    Loss on cession of disability income business...........    --     (53.9)   --
    Restructuring costs.....................................   (13.0)   --      --
    Other items.............................................     (.7)   (3.2)   (1.1)
                                                              ------  ------  ------
  Income before taxes and minority interest.................  $288.1  $376.9  $349.2
                                                              ------  ------  ------
                                                              ------  ------  ------

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1998     1997
------------------------------------------------------------  ---------  ---------  --------  ------
                                                                                        DEFERRED
                                                                                      ACQUISITION
                                                              IDENTIFIABLE ASSETS        COSTS
Risk Management
    Property and Casualty...................................  $ 5,649.0  $ 5,650.4  $  164.9  $167.2
    Corporate Risk Management Services......................      567.8      619.8       2.6     2.9
                                                              ---------  ---------  --------  ------
        Subtotal............................................    6,216.8    6,270.2     167.5   170.1
Retirement and Asset Accumulation
    Allmerica Financial Services............................   19,407.3   15,159.2     993.1   794.5
    Allmerica Asset Management..............................    1,810.9    1,035.1       0.6     0.9
                                                              ---------  ---------  --------  ------
        Subtotal............................................   21,218.2   16,194.3     993.7   795.4
    Corporate...............................................       29.6       26.9     --       --
                                                              ---------  ---------  --------  ------
        Total...............................................  $27,464.6  $22,491.4  $1,161.2  $965.5
                                                              ---------  ---------  --------  ------
                                                              ---------  ---------  --------  ------

13.  LEASE COMMITMENTS

Rental expenses for operating leases, principally with respect to buildings, amounted to $34.9 million, $33.6 million and $34.9 million in 1998, 1997 and 1996, respectively. At December 31, 1998, future minimum rental payments under non-cancelable operating leases were approximately $73.5 million, payable as follows: 1999 -- $28.6 million; 2000 -- $21.0 million; 2001 -- $13.8 million;
2002 -- $6.9 million; and $3.2 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 1999.

14.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts".

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). At December 31, 1998, CAR was the only reinsurer which represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company cedes a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1998, 1997 and 1996 were $34.3 million and $38.1 million, $32.3 million and $28.2 million, and $38.0 million and $21.8 million, respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1998, 1997 and 1996 of $3.7 million and $18.0 million, $9.8 million and $(0.8) million, and $50.5 million and $(52.9) million, respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                    1998       1997      1996
------------------------------------------------------------  ----------  --------  --------
Life and accident and health insurance premiums:
    Direct..................................................    $  416.6  $  417.4  $  389.1
    Assumed.................................................       111.9     110.7      87.8
    Ceded...................................................      (189.8)   (170.1)   (138.9)
                                                              ----------  --------  --------
Net premiums................................................    $  338.7  $  358.0  $  338.0
                                                              ----------  --------  --------
                                                              ----------  --------  --------
Property and casualty premiums written:
    Direct..................................................    $1,969.3  $2,068.5  $2,039.7
    Assumed.................................................        58.8     103.1     108.7
    Ceded...................................................       (74.1)   (179.8)   (234.0)
                                                              ----------  --------  --------
Net premiums................................................    $1,954.0  $1,991.8  $1,914.4
                                                              ----------  --------  --------
                                                              ----------  --------  --------
Property and casualty premiums earned:
    Direct..................................................    $1,966.8  $2,046.2  $2,018.5
    Assumed.................................................        64.5     102.0     112.4
    Ceded...................................................       (66.1)   (195.1)   (232.6)
                                                              ----------  --------  --------
Net premiums................................................    $1,965.2  $1,953.1  $1,898.3
                                                              ----------  --------  --------
                                                              ----------  --------  --------
Life insurance and other individual policy benefits, claims, losses and loss adjustment expenses:
    Direct..................................................    $  653.6  $  656.4  $  606.5
    Assumed.................................................        67.9      61.6      44.9
    Ceded...................................................      (164.0)   (158.8)    (77.8)
                                                              ----------  --------  --------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................    $  557.5  $  559.2  $  573.6
                                                              ----------  --------  --------
                                                              ----------  --------  --------
Property and casualty benefits, claims, losses and loss
 adjustment expenses:
    Direct..................................................    $1,588.3  $1,464.9  $1,299.8
    Assumed.................................................        62.7     101.2      85.8
    Ceded...................................................      (158.2)   (120.6)     (2.2)
                                                              ----------  --------  --------
Net policy benefits, claims, losses, and loss adjustment
 expenses...................................................    $1,492.8  $1,445.5  $1,383.4
                                                              ----------  --------  --------
                                                              ----------  --------  --------

15.  DEFERRED POLICY ACQUISITION COSTS

The following reflects changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998      1997       1996
------------------------------------------------------------  --------  --------   --------
Balance at beginning of year................................  $  965.5  $  822.7   $  735.7
    Acquisition expenses deferred...........................     641.2     617.7      547.4
    Amortized to expense during the year....................    (452.8)   (476.0)    (470.1)
    Adjustment to equity during the year....................       7.3     (11.1)       9.7
    Adjustment for cession of disability income insurance...     --        (38.6)     --
    Adjustment for revision of universal and variable
      universal life insurance mortality assumptions........     --         50.8      --
                                                              --------  --------   --------
Balance at end of year......................................  $1,161.2  $  965.5   $  822.7
                                                              --------  --------   --------
                                                              --------  --------   --------

At October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.8 million recapitalization of deferred policy acquisition costs.

16.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND
    LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $568.0 million, $533.6 million and $471.7 million at December 31, 1998, 1997 and 1996, respectively. Accident and health claim liabilities were re-estimated for all prior years and were increased by $14.6 million in 1998, and decreased by $0.2 million and $0.6 million in 1997 and 1996, respectively. The increase in 1998 resulted from the Company's reserve strengthening primarily in the assumed reinsurance and stop loss only business.

The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998      1997      1996
------------------------------------------------------------  --------  --------  --------
Reserve for losses and LAE, beginning of the year...........  $2,615.4  $2,744.1  $2,896.0
Incurred losses and LAE, net of reinsurance recoverable:
    Provision for insured events of the current year........   1,609.0   1,564.1   1,513.3
    Decrease in provision for insured events of prior
      years.................................................    (127.2)   (127.9)   (141.4)
                                                              --------  --------  --------
Total incurred losses and LAE...............................   1,481.8   1,436.2   1,371.9
                                                              --------  --------  --------
Payments, net of reinsurance recoverable:
    Losses and LAE attributable to insured events of current
      year..................................................     871.9     775.1     759.6
    Losses and LAE attributable to insured events of prior
      years.................................................     643.0     732.1     627.6
                                                              --------  --------  --------
Total payments..............................................   1,514.9   1,507.2   1,387.2
                                                              --------  --------  --------
Change in reinsurance recoverable on unpaid losses..........      15.0     (50.2)   (136.6)
                                                              --------  --------  --------
Other (1)...................................................     --         (7.5)    --
                                                              --------  --------  --------
Reserve for losses and LAE, end of year.....................  $2,597.3  $2,615.4  $2,744.1
                                                              --------  --------  --------
                                                              --------  --------  --------

(1) Includes purchase accounting adjustments.

As part of an ongoing process, the property and casualty reserves have been re-estimated for all prior accident years and were decreased by $127.2 million, $127.9 million and $141.1 million in 1998, 1997, and 1996, respectively.

The decrease in favorable development on prior years' reserves of $0.7 million in 1998 results from a $20.7 million decrease in favorable development at Citizens, significantly offset by a $20.0 million increase in favorable development at Hanover. The decrease in favorable development on prior year reserves at Citizens in 1998, reflects a $13.8 million decrease in favorable development, to $21.9 million, in the workers' compensation line. In addition, favorable development in the commercial multiple peril line decreased $4.0 million, to

$0.3 million. These declines in favorable development are partially offset by continued favorable development on prior year reserves in the personal automobile line due to tort reform in Michigan, which became effective July 26, 1996. The new legislation requires judges rather than juries to determine if the minimum threshold to allow pain and suffering damage settlements has been met.

The increase in favorable development at Hanover during 1998 reflects a $20.6 million increase in favorable development on prior year reserves, to $38.0 million, in the personal automobile line, as well as a $14.9 million increase to $12.1 million in the commercial multiple peril line. These increases are primarily attributable to the initiatives taken by the Company over the past two years which are expected to reduce ultimate settlement costs. These increases are partially offset by less favorable development in the workers' compensation line where favorable development on prior year reserves decreased $19.2 million, to $9.6 million.

The decrease in favorable development on prior years' reserves of $13.5 million in 1997 results primarily from a $24.6 million decrease in favorable development at Hanover to $58.4 million, partially offset by an $11.1 million increase in favorable development at Citizens to $69.5 million. The decrease in Hanover's favorable development of $24.6 million in 1997 reflects a decrease in favorable development of $25.0 million, to $17.4 million, in the personal automobile line as well as a decrease in favorable development of $8.5 million, to unfavorable development of $2.8 million, in the commercial multiple peril line. These decreases were partially offset by an increase in favorable development in the workers' compensation line of $11.5 million, to $28.8 million. The increase in favorable development at Citizens in 1997, reflects improved severity in the workers' compensation line where favorable development increased $13.9 million, to $35.7 million, and in the commercial multiple peril line where favorable development increased $7.0 million, to $4.3 million. These increases are partially offset by less favorable development in the personal automobile line, where favorable development decreased $10.5 million, to $22.5 million in 1997.

This favorable development reflects the Regional Property and Casualty subsidiaries' reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Regional Property and Casualty subsidiaries, the exposure to environmental liabilities is relatively small and therefore their reserves are relatively small compared to other types of liabilities. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the total reserve for losses and LAE were $49.9 million, $53.1 million and $50.8 million, net of reinsurance of $14.2 million, $15.7 million and $20.2 million in 1998, 1997 and 1996, respectively. The Regional Property and Casualty subsidiaries do not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Regional Property and Casualty subsidiaries may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known, current law and methodologies currently available. Although these claims are not material, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become material. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims are adequate. In addition, the Company is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

17.  MINORITY INTEREST

The Company's interest in Allmerica P&C is represented by ownership of 70.0%, 65.8% and 59.5% of the outstanding shares of common stock at December 31, 1998, 1997 and 1996, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

18.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries, including FAFLIC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, the plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, the Company and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, FAFLIC recognized a $31.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

RESIDUAL MARKETS

The Company is required to participate in residual markets in various states. The results of the residual markets are not subject to the predictability associated with the Company's own managed business, and are significant to the workers' compensation line of business and both the private passenger and commercial automobile lines of business.

YEAR 2000

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

19.  STATUTORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   1998      1997      1996
------------------------------------------------------------  --------  --------  --------
Statutory Net Income (Combined)
    Property and Casualty Companies.........................  $  180.7  $  190.3  $  155.5
    Life and Health Companies...............................      86.4     191.2     133.3
Statutory Shareholder's Surplus (Combined)
    Property and Casualty Companies.........................  $1,269.3  $1,279.6  $1,201.6
    Life and Health Companies...............................   1,164.1   1,221.3   1,120.1

20.  SUBSEQUENT EVENT

On April 1, 1999, Allmerica P&C redeemed an additional 3,246.8 shares of its issued and outstanding common stock owned by AFC for $125.0 million, thereby increasing FAFLIC's ownership of Allmerica P&C by 4.8%. The 1999 transaction consisted of $75.4 million of securities and $49.6 million of cash.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Policyowners of the Inheiritage Account of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Inheiritage Account of First Allmerica Financial Life Insurance Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 26, 1999

                              INHEIRITAGE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                         INVESTMENT                                   SELECT
                                                           GRADE      MONEY     EQUITY    GOVERNMENT AGGRESSIVE  SELECT
                                               GROWTH     INCOME     MARKET      INDEX      BOND      GROWTH     GROWTH
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................  $ 445,722  $ 31,125   $ 688,802  $ 519,538  $     --   $530,495   $ 679,284
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............         --        --          --         --        --         --          --
Investment in shares of T. Rowe Price
 International Series, Inc..................         --        --          --         --        --         --          --
Investment in shares of Delaware Group
 Premium Fund, Inc..........................         --        --          --         --        --         --          --
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total assets..............................    445,722    31,125     688,802    519,538        --    530,495     679,284
LIABILITIES:                                         --        --          --         --        --         --          --
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net assets................................  $ 445,722  $ 31,125   $ 688,802  $ 519,538  $     --   $530,495   $ 679,284
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset distribution by category:
  Variable life policies....................    445,722    31,125     688,802    519,538        --    530,495     679,284
Value of investment by
 First Allmerica Financial Life Insurance
 Company (Sponsor)..........................         --        --          --         --        --         --          --
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              $ 445,722  $ 31,125   $ 688,802  $ 519,538  $     --   $530,495   $ 679,284
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------

Units outstanding, December 31, 1998........    245,758    26,945     605,069    248,380        --    340,067     318,058
Net asset value per unit, December 31,
 1998.......................................  $1.813662  $1.155113  $1.138386  $2.091706  $1.107280  $1.559972  $2.135723

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                               SELECT
                                               GROWTH     SELECT                SELECT     SELECT     SELECT     SELECT
                                                 AND       VALUE     SELECT    INTERNATIONAL  CAPITAL EMERGING  STRATEGIC
                                               INCOME    OPPORTUNITY*  INCOME   EQUITY    APPRECIATION  MARKETS  GROWTH
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................  $217,699   $350,624   $  12,112  $290,880   $248,151   $      16  $      19
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............        --         --          --        --         --          --         --
Investment in shares of T. Rowe Price
 International Series, Inc..................        --         --          --        --         --          --         --
Investment in shares of Delaware Group
 Premium Fund, Inc..........................        --         --          --        --         --          --         --
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total assets..............................   217,699    350,624      12,112   290,880    248,151          16         19
LIABILITIES:                                        --         --          --        --         --          --         --
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net assets..................................  $217,699   $350,624   $  12,112  $290,880   $248,151   $      16  $      19
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset distribution by category:
  Variable life policies....................   217,699    350,624      12,112   290,880    248,151          --         --
Value of investment by
 First Allmerica Financial Life Insurance
 Company (Sponsor)..........................        --         --          --        --         --          16         19
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              $217,699   $350,624   $  12,112  $290,880   $248,151   $      16  $      19
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------

Units outstanding, December 31, 1998........   124,461    214,021      12,046   178,713    130,905          21         20
Net asset value per unit, December 31,
 1998.......................................  $1.749128  $1.638272  $1.005461  $1.627639  $1.895656  $0.777681  $0.966076

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                              FIDELITY                                    FIDELITY    T. ROWE
                                                 VIP     FIDELITY   FIDELITY   FIDELITY    VIP II      PRICE      DGPF
                                                HIGH        VIP        VIP        VIP       ASSET    INTERNATIONAL INTERNATIONAL
                                               INCOME    EQUITY-INCOME  GROWTH OVERSEAS    MANAGER     STOCK     EQUITY
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................  $      -   $     -    $      -   $      -   $     -    $     -    $      -
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............   195,184   672,137     719,508     22,531    47,208          -           -
Investment in shares of T. Rowe Price
 International Series, Inc..................         -         -           -          -         -    183,436           -
Investment in shares of Delaware Group
 Premium Fund, Inc..........................         -         -           -          -         -          -     153,252
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total assets..............................   195,184   672,137     719,508     22,531    47,208    183,436     153,252
LIABILITIES:                                         -         -           -          -         -          -           -
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net assets..................................  $195,184   $672,137   $719,508   $ 22,531   $47,208    $183,436   $153,252
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset distribution by category:
  Variable life policies....................   195,184   672,137     719,508     22,531    47,208    183,436     153,252
Value of investment by
 First Allmerica Financial Life Insurance
 Company (Sponsor)..........................         -         -           -          -         -          -           -
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              $195,184   $672,137   $719,508   $ 22,531   $47,208    $183,436   $153,252
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------  ---------  ---------

Units outstanding, December 31, 1998........   156,058   387,830     380,416     16,028    26,867    134,424     108,626
Net asset value per unit, December 31,
 1998.......................................  $1.250716  $1.733072  $1.891372  $1.405689  $1.757086  $1.364605  $1.410820

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                 INVESTMENT GRADE INCOME
                                                         GROWTH             ----------------------------------
                                               ---------------------------
                                                                                YEAR ENDED        PERIOD FROM
                                                 YEAR ENDED DECEMBER 31,       DECEMBER 31,      12/13/96** TO
                                                 1998      1997     1996      1998      1997       12/31/96
                                               --------  --------  -------  --------   -------   -------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  3,863  $  2,362  $   813  $  1,685   $   119        $ 1
  Mortality and expense risk fees............    (3,256)   (1,221)    (338)     (246)      (14)        (1)
  Administrative expense fees................      (918)     (344)     (94)      (70)       (4)        --
                                               --------  --------  -------  --------   -------        ---
    Net investment income (loss).............      (311)      797      381     1,369       101         --
                                               --------  --------  -------  --------   -------        ---
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     3,565    38,579    5,093        --        --         --
  Net realized gain (loss) from sales of
    investments..............................    (3,875)    8,712     (915)        4         1         --
                                               --------  --------  -------  --------   -------        ---
  Net realized gain (loss)...................      (310)   47,291    4,178         4         1         --
  Net unrealized gain (loss).................    57,199   (29,295)   1,497       182        60         (1)
                                               --------  --------  -------  --------   -------        ---
    Net realized and unrealized gain
     (loss)..................................    56,889    17,996    5,675       186        61         (1)
                                               --------  --------  -------  --------   -------        ---

  Net increase (decrease) in net assets from
    operations...............................    56,578    18,793    6,056     1,555       162         (1)
                                               --------  --------  -------  --------   -------        ---

POLICY TRANSACTIONS:
  Net premiums...............................    50,688    35,548   22,047     2,438     2,479         84
  Terminations...............................        --        --       --        --        --         --
  Insurance and other charges................    (2,974)     (783)    (147)     (185)      (70)        (3)
  Transfers between sub-accounts (including
    fixed account), net......................    79,703   147,416   23,407    24,317        --         --
  Other transfers from (to) the General
    Account..................................       210      (134)     353       344         5         --
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --        --        --         --
                                               --------  --------  -------  --------   -------        ---
  Net increase (decrease) in net assets from
    policy transactions......................   127,627   182,047   45,660    26,914     2,414         81
                                               --------  --------  -------  --------   -------        ---

  Net increase (decrease) in net assets......   184,205   200,840   51,716    28,469     2,576         80

NET ASSETS:
  Beginning of year..........................   261,517    60,677    8,961     2,656        80         --
                                               --------  --------  -------  --------   -------        ---
  End of year................................  $445,722  $261,517  $60,677  $ 31,125   $ 2,656        $80
                                               --------  --------  -------  --------   -------        ---
                                               --------  --------  -------  --------   -------        ---


                                                        MONEY MARKET
                                               ------------------------------

                                                  YEAR ENDED DECEMBER 31,
                                                 1998       1997       1996
                                               ---------  ---------  --------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  22,564  $  16,784  $  4,621
  Mortality and expense risk fees............     (3,752)    (2,785)     (808)
  Administrative expense fees................     (1,058)      (786)     (224)
                                               ---------  ---------  --------
    Net investment income (loss).............     17,754     13,213     3,589
                                               ---------  ---------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................         --         --        --
  Net realized gain (loss) from sales of
    investments..............................         --         --        --
                                               ---------  ---------  --------
  Net realized gain (loss)...................         --         --        --
  Net unrealized gain (loss).................         --         --        --
                                               ---------  ---------  --------
    Net realized and unrealized gain
     (loss)..................................         --         --        --
                                               ---------  ---------  --------
  Net increase (decrease) in net assets from
    operations...............................     17,754     13,213     3,589
                                               ---------  ---------  --------
POLICY TRANSACTIONS:
  Net premiums...............................    416,713    392,241    71,860
  Terminations...............................         --         --        --
  Insurance and other charges................    (11,059)    (7,672)     (975)
  Transfers between sub-accounts (including
    fixed account), net......................   (299,357)  (113,165)  204,574
  Other transfers from (to) the General
    Account..................................        (78)       181        21
  Net increase (decrease) in investment by
    Sponsor..................................         --         --        --
                                               ---------  ---------  --------
  Net increase (decrease) in net assets from
    policy transactions......................    106,219    271,585   275,480
                                               ---------  ---------  --------
  Net increase (decrease) in net assets......    123,973    284,798   279,069
NET ASSETS:
  Beginning of year..........................    564,829    280,031       962
                                               ---------  ---------  --------
  End of year................................  $ 688,802  $ 564,829  $280,031
                                               ---------  ---------  --------
                                               ---------  ---------  --------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                      EQUITY INDEX               GOVERNMENT BOND
                                               ---------------------------  --------------------------
                                                 YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                 1998      1997     1996      1998     1997     1996
                                               --------  --------  -------  --------  -------  -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  4,716  $  2,248  $   884  $     --  $   566  $   307
  Mortality and expense risk fees............    (3,531)   (1,391)    (363)       (4)     (53)     (49)
  Administrative expense fees................      (996)     (393)    (101)       (2)     (15)     (14)
                                               --------  --------  -------  --------  -------  -------
    Net investment income (loss).............       189       464      420        (6)     498      244
                                               --------  --------  -------  --------  -------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    12,481     7,681    1,414        --       --       --
  Net realized gain (loss) from sales of
    investments..............................     1,893    18,875    5,463        77       --      (36)
                                               --------  --------  -------  --------  -------  -------
  Net realized gain (loss)...................    14,374    26,556    6,877        77       --      (36)
  Net unrealized gain (loss).................    81,814    10,769     (927)      186     (128)     (65)
                                               --------  --------  -------  --------  -------  -------
    Net realized and unrealized gain
     (loss)..................................    96,188    37,325    5,950       263     (128)    (101)
                                               --------  --------  -------  --------  -------  -------

  Net increase (decrease) in net assets from
    operations...............................    96,377    37,789    6,370       257      370      143
                                               --------  --------  -------  --------  -------  -------

POLICY TRANSACTIONS:
  Net premiums...............................   126,974    72,231    8,653        --      492    3,490
  Terminations...............................        --        --       --        --       --       --
  Insurance and other charges................   (18,572)  (15,253)  (9,327)       --       (6)     (36)
  Transfers between sub-accounts (including
    fixed account), net......................    24,344   137,074   37,727   (21,895)  15,339   (2,893)
  Other transfers from (to) the General
    Account..................................       156        40    1,118      (300)      --      (10)
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --        --       --       --
                                               --------  --------  -------  --------  -------  -------
  Net increase (decrease) in net assets from
    policy transactions......................   132,902   194,092   38,171   (22,195)  15,825      551
                                               --------  --------  -------  --------  -------  -------

  Net increase (decrease) in net assets......   229,279   231,881   44,541   (21,938)  16,195      694

NET ASSETS:
  Beginning of year..........................   290,259    58,378   13,837    21,938    5,743    5,049
                                               --------  --------  -------  --------  -------  -------
  End of year................................  $519,538  $290,259  $58,378  $     --  $21,938  $ 5,743
                                               --------  --------  -------  --------  -------  -------
                                               --------  --------  -------  --------  -------  -------

                                                 SELECT AGGRESSIVE GROWTH
                                               ----------------------------

                                                 YEAR ENDED DECEMBER 31,
                                                 1998      1997      1996
                                               --------  --------  --------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $     --  $     --  $     --
  Mortality and expense risk fees............    (3,499)   (2,003)     (681)
  Administrative expense fees................      (987)     (565)     (189)
                                               --------  --------  --------
    Net investment income (loss).............    (4,486)   (2,568)     (870)
                                               --------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................        --    24,088     7,614
  Net realized gain (loss) from sales of
    investments..............................   (10,294)   27,548    15,832
                                               --------  --------  --------
  Net realized gain (loss)...................   (10,294)   51,636    23,446
  Net unrealized gain (loss).................    57,544    (6,950)   (5,567)
                                               --------  --------  --------
    Net realized and unrealized gain
     (loss)..................................    47,250    44,686    17,879
                                               --------  --------  --------
  Net increase (decrease) in net assets from
    operations...............................    42,764    42,118    17,009
                                               --------  --------  --------
POLICY TRANSACTIONS:
  Net premiums...............................    70,390    53,541    45,627
  Terminations...............................    (1,522)   (3,454)       --
  Insurance and other charges................    (2,135)   (1,033)     (458)
  Transfers between sub-accounts (including
    fixed account), net......................   109,886    99,397    39,396
  Other transfers from (to) the General
    Account..................................    (3,148)    3,298     2,010
  Net increase (decrease) in investment by
    Sponsor..................................        --        --        --
                                               --------  --------  --------
  Net increase (decrease) in net assets from
    policy transactions......................   173,471   151,749    86,575
                                               --------  --------  --------
  Net increase (decrease) in net assets......   216,235   193,867   103,584
NET ASSETS:
  Beginning of year..........................   314,260   120,393    16,809
                                               --------  --------  --------
  End of year................................  $530,495  $314,260  $120,393
                                               --------  --------  --------
                                               --------  --------  --------

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                                                      SELECT
                                                      SELECT GROWTH              GROWTH AND INCOME
                                               ---------------------------  ---------------------------
                                                 YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                 1998      1997     1996      1998      1997     1996
                                               --------  --------  -------  --------  --------  -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $    416  $    812  $    77  $  2,243  $  1,377  $   503
  Mortality and expense risk fees............    (3,949)   (1,169)    (139)   (1,551)     (904)    (284)
  Administrative expense fees................    (1,113)     (330)     (38)     (437)     (255)     (79)
                                               --------  --------  -------  --------  --------  -------
    Net investment income (loss).............    (4,646)     (687)    (100)      255       218      140
                                               --------  --------  -------  --------  --------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     4,267    13,732    3,679       628    11,213    4,275
  Net realized gain (loss) from sales of
    investments..............................    39,785    12,531    3,602       714       549     (255)
                                               --------  --------  -------  --------  --------  -------
  Net realized gain (loss)...................    44,052    26,263    7,281     1,342    11,762    4,020
  Net unrealized gain (loss).................    81,796     9,365   (2,989)   23,841     6,825    1,076
                                               --------  --------  -------  --------  --------  -------
    Net realized and unrealized gain
     (loss)..................................   125,848    35,628    4,292    25,183    18,587    5,096
                                               --------  --------  -------  --------  --------  -------

  Net increase (decrease) in net assets from
    operations...............................   121,202    34,941    4,192    25,438    18,805    5,236
                                               --------  --------  -------  --------  --------  -------

POLICY TRANSACTIONS:
  Net premiums...............................   110,162    53,947   12,649    42,234    29,588   37,896
  Terminations...............................        --        --       --        --    (2,515)      --
  Insurance and other charges................    (2,919)     (757)     (82)   (2,251)     (828)    (266)
  Transfers between sub-accounts (including
    fixed account), net......................   171,632   165,506     (275)   24,346    22,388   (6,285)
  Other transfers from (to) the General
    Account..................................    (2,077)    1,569      379    (3,674)   (1,136)     794
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --        --        --       --
                                               --------  --------  -------  --------  --------  -------
  Net increase (decrease) in net assets from
    policy transactions......................   276,798   220,265   12,671    60,655    47,497   32,139
                                               --------  --------  -------  --------  --------  -------

  Net increase (decrease) in net assets......   398,000   255,206   16,863    86,093    66,302   37,375

NET ASSETS:
  Beginning of year..........................   281,284    26,078    9,215   131,606    65,304   27,929
                                               --------  --------  -------  --------  --------  -------
  End of year................................  $679,284  $281,284  $26,078  $217,699  $131,606  $65,304
                                               --------  --------  -------  --------  --------  -------
                                               --------  --------  -------  --------  --------  -------

                                                      SELECT VALUE
                                                      OPPORTUNITY*
                                               ---------------------------

                                                 YEAR ENDED DECEMBER 31,
                                                 1998      1997     1996
                                               --------  --------  -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  2,923  $  1,402  $   227
  Mortality and expense risk fees............    (2,653)   (1,190)    (189)
  Administrative expense fees................      (748)     (335)     (53)
                                               --------  --------  -------
    Net investment income (loss).............      (478)     (123)     (15)
                                               --------  --------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     1,102    33,367    1,440
  Net realized gain (loss) from sales of
    investments..............................       210    14,580    3,045
                                               --------  --------  -------
  Net realized gain (loss)...................     1,312    47,947    4,485
  Net unrealized gain (loss).................    11,599   (16,439)     (26)
                                               --------  --------  -------
    Net realized and unrealized gain
     (loss)..................................    12,911    31,508    4,459
                                               --------  --------  -------
  Net increase (decrease) in net assets from
    operations...............................    12,433    31,385    4,444
                                               --------  --------  -------
POLICY TRANSACTIONS:
  Net premiums...............................    42,107    45,084   10,199
  Terminations...............................        --        --       --
  Insurance and other charges................    (2,372)     (822)    (138)
  Transfers between sub-accounts (including
    fixed account), net......................    43,016   145,593   11,442
  Other transfers from (to) the General
    Account..................................       (43)      109     (515)
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --
                                               --------  --------  -------
  Net increase (decrease) in net assets from
    policy transactions......................    82,708   189,964   20,988
                                               --------  --------  -------
  Net increase (decrease) in net assets......    95,141   221,349   25,432
NET ASSETS:
  Beginning of year..........................   255,483    34,134    8,702
                                               --------  --------  -------
  End of year................................  $350,624  $255,483  $34,134
                                               --------  --------  -------
                                               --------  --------  -------

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                  SELECT
                                                  INCOME                SELECT                   SELECT CAPITAL
                                               ------------      INTERNATIONAL EQUITY             APPRECIATION
                                                              ---------------------------  ---------------------------
                                               PERIOD FROM
                                               9/11/98** TO     YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                 12/31/98       1998      1997     1996      1998      1997     1996
                                               ------------   --------  --------  -------  --------  --------  -------
INVESTMENT INCOME (LOSS):
  Dividends..................................    $   198      $  5,861  $  6,590  $ 1,058  $     --  $     --  $    --
  Mortality and expense risk fees............        (18)       (2,853)   (1,146)    (214)   (1,793)     (898)    (165)
  Administrative expense fees................         (5)         (805)     (323)     (59)     (497)     (248)     (46)
                                               ------------   --------  --------  -------  --------  --------  -------
    Net investment income (loss).............        175         2,203     5,121      785    (2,290)   (1,146)    (211)
                                               ------------   --------  --------  -------  --------  --------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................         --            --     9,317      126    37,120        --       28
  Net realized gain (loss) from sales of
    investments..............................        (99)       91,619    (1,218)     685     1,243    10,252     (724)
                                               ------------   --------  --------  -------  --------  --------  -------
  Net realized gain (loss)...................        (99)       91,619     8,099      811    38,363    10,252     (696)
  Net unrealized gain (loss).................        (74)        5,108    (8,910)   3,572    (8,993)   12,967     (814)
                                               ------------   --------  --------  -------  --------  --------  -------
    Net realized and unrealized gain
      (loss).................................       (173)       96,727      (811)   4,383    29,370    23,219   (1,510)
                                               ------------   --------  --------  -------  --------  --------  -------

  Net increase (decrease) in net assets from
    operations...............................          2        98,930     4,310    5,168    27,080    22,073   (1,721)
                                               ------------   --------  --------  -------  --------  --------  -------

POLICY TRANSACTIONS:
  Net premiums...............................      3,071        37,489    26,346   32,320    36,396    44,247   17,225
  Terminations...............................         --            --    (1,344)      --    (1,123)       --       --
  Insurance and other charges................        (45)       (1,979)     (498)    (122)   (1,483)     (846)    (278)
  Transfers between sub-accounts (including
    fixed account), net......................      9,085       (30,708)  102,791   20,481    16,279    65,081   20,724
  Other transfers from (to) the General
    Account..................................         (1)       (1,945)   (1,269)     929      (288)       12      571
  Net increase (decrease) in investment by
    Sponsor..................................         --            --        --     (132)       --        --     (293)
                                               ------------   --------  --------  -------  --------  --------  -------
  Net increase (decrease) in net assets from
    policy transactions......................     12,110         2,857   126,026   53,476    49,781   108,494   37,949
                                               ------------   --------  --------  -------  --------  --------  -------

  Net increase (decrease) in net assets......     12,112       101,787   130,336   58,644    76,861   130,567   36,228

NET ASSETS:
  Beginning of year..........................         --       189,093    58,757      113   171,290    40,723    4,495
                                               ------------   --------  --------  -------  --------  --------  -------
  End of year................................    $12,112      $290,880  $189,093  $58,757  $248,151  $171,290  $40,723
                                               ------------   --------  --------  -------  --------  --------  -------
                                               ------------   --------  --------  -------  --------  --------  -------

                                                  SELECT         SELECT
                                                 EMERGING      STRATEGIC
                                                 MARKETS         GROWTH
                                               ------------   ------------

                                               PERIOD FROM    PERIOD FROM
                                               5/11/98** TO   5/11/98** TO
                                                 12/31/98       12/31/98
                                               ------------   ------------
INVESTMENT INCOME (LOSS):
  Dividends..................................      $--            $--
  Mortality and expense risk fees............       --             --
  Administrative expense fees................       --             --
                                                   ---            ---
    Net investment income (loss).............       --             --
                                                   ---            ---
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................       --             --
  Net realized gain (loss) from sales of
    investments..............................       --             --
                                                   ---            ---
  Net realized gain (loss)...................       --             --
  Net unrealized gain (loss).................       (4)            (1)
                                                   ---            ---
    Net realized and unrealized gain
      (loss).................................       (4)            (1)
                                                   ---            ---
  Net increase (decrease) in net assets from
    operations...............................       (4)            (1)
                                                   ---            ---
POLICY TRANSACTIONS:
  Net premiums...............................       --             --
  Terminations...............................       --             --
  Insurance and other charges................       --             --
  Transfers between sub-accounts (including
    fixed account), net......................       --             --
  Other transfers from (to) the General
    Account..................................       --             --
  Net increase (decrease) in investment by
    Sponsor..................................       20             20
                                                   ---            ---
  Net increase (decrease) in net assets from
    policy transactions......................       20             20
                                                   ---            ---
  Net increase (decrease) in net assets......       16             19
NET ASSETS:
  Beginning of year..........................       --             --
                                                   ---            ---
  End of year................................      $16            $19
                                                   ---            ---
                                                   ---            ---

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                      FIDELITY VIP                  FIDELITY VIP
                                                       HIGH INCOME                 EQUITY-INCOME
                                               ---------------------------  ----------------------------
                                                 YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                 1998      1997     1996      1998      1997      1996
                                               --------  --------  -------  --------  --------  --------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $ 10,236  $  5,394  $ 1,230  $  5,066  $  2,557  $     90
  Mortality and expense risk fees............    (1,769)   (1,080)    (506)   (4,172)   (1,988)     (815)
  Administrative expense fees................      (498)     (305)    (141)   (1,176)     (561)     (227)
                                               --------  --------  -------  --------  --------  --------
    Net investment income (loss).............     7,969     4,009      583      (282)        8      (952)
                                               --------  --------  -------  --------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     6,504       667      240    18,029    12,855     2,564
  Net realized gain (loss) from sales of
    investments..............................    (2,623)   15,572    5,531       502       329      (844)
                                               --------  --------  -------  --------  --------  --------
  Net realized gain (loss)...................     3,881    16,239    5,771    18,531    13,184     1,720
  Net unrealized gain (loss).................      (792)      587      625    33,657    37,086     9,822
                                               --------  --------  -------  --------  --------  --------
    Net realized and unrealized gain
     (loss)..................................     3,089    16,826    6,396    52,188    50,270    11,542
                                               --------  --------  -------  --------  --------  --------

  Net increase (decrease) in net assets from
    operations...............................    11,058    20,835    6,979    51,906    50,278    10,590
                                               --------  --------  -------  --------  --------  --------

POLICY TRANSACTIONS:
  Net premiums...............................    46,483    37,579   39,315   109,086    91,656    58,682
  Terminations...............................    (1,138)       --       --    (2,345)       --        --
  Insurance and other charges................    (1,658)   (1,001)    (471)   (3,472)   (1,977)     (869)
  Transfers between sub-accounts (including
    fixed account), net......................     9,522       625   12,179   163,685    71,066    16,780
  Other transfers from (to) the General
    Account..................................    (1,121)      (20)     197    (1,680)   (1,043)      929
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --        --        --        --
                                               --------  --------  -------  --------  --------  --------
  Net increase (decrease) in net assets from
    policy transactions......................    52,088    37,183   51,220   265,274   159,702    75,522
                                               --------  --------  -------  --------  --------  --------

  Net increase (decrease) in net assets......    63,146    58,018   58,199   317,180   209,980    86,112

NET ASSETS:
  Beginning of year..........................   132,038    74,020   15,821   354,957   144,977    58,865
                                               --------  --------  -------  --------  --------  --------
  End of year................................  $195,184  $132,038  $74,020  $672,137  $354,957  $144,977
                                               --------  --------  -------  --------  --------  --------
                                               --------  --------  -------  --------  --------  --------

                                                       FIDELITY VIP
                                                          GROWTH
                                               ----------------------------

                                                 YEAR ENDED DECEMBER 31,
                                                 1998      1997      1996
                                               --------  --------  --------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  1,975  $  1,211  $    212
  Mortality and expense risk fees............    (4,337)   (2,263)   (1,017)
  Administrative expense fees................    (1,223)     (638)     (282)
                                               --------  --------  --------
    Net investment income (loss).............    (3,585)   (1,690)   (1,087)
                                               --------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    51,661     5,419     5,366
  Net realized gain (loss) from sales of
    investments..............................    39,829     1,306       (57)
                                               --------  --------  --------
  Net realized gain (loss)...................    91,490     6,725     5,309
  Net unrealized gain (loss).................    81,513    38,619    11,462
                                               --------  --------  --------
    Net realized and unrealized gain
     (loss)..................................   173,003    45,344    16,771
                                               --------  --------  --------
  Net increase (decrease) in net assets from
    operations...............................   169,418    43,654    15,684
                                               --------  --------  --------
POLICY TRANSACTIONS:
  Net premiums...............................    96,389    64,784    60,044
  Terminations...............................    (2,456)   (3,119)       --
  Insurance and other charges................    (4,799)   (2,303)     (888)
  Transfers between sub-accounts (including
    fixed account), net......................    88,746    99,562    70,525
  Other transfers from (to) the General
    Account..................................    (1,642)     (692)   (1,198)
  Net increase (decrease) in investment by
    Sponsor..................................        --        --        --
                                               --------  --------  --------
  Net increase (decrease) in net assets from
    policy transactions......................   176,238   158,232   128,483
                                               --------  --------  --------
  Net increase (decrease) in net assets......   345,656   201,886   144,167
NET ASSETS:
  Beginning of year..........................   373,852   171,966    27,799
                                               --------  --------  --------
  End of year................................  $719,508  $373,852  $171,966
                                               --------  --------  --------
                                               --------  --------  --------

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                      FIDELITY VIP               FIDELITY VIP II
                                                        OVERSEAS                  ASSET MANAGER
                                               ---------------------------  --------------------------
                                                 YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                 1998      1997     1996     1998      1997     1996
                                               --------  --------  -------  -------  --------  -------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $    240  $     86  $    15  $ 1,182  $    404  $    98
  Mortality and expense risk fees............      (211)     (120)     (27)    (387)     (228)     (58)
  Administrative expense fees................       (59)      (34)      (7)    (109)      (65)     (16)
                                               --------  --------  -------  -------  --------  -------
    Net investment income (loss).............       (30)      (68)     (19)     686       111       24
                                               --------  --------  -------  -------  --------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................       709       340       17    3,547     1,014       80
  Net realized gain (loss) from sales of
    investments..............................    16,693     9,680      338    1,341        32       17
                                               --------  --------  -------  -------  --------  -------
  Net realized gain (loss)...................    17,402    10,020      355    4,888     1,046       97
  Net unrealized gain (loss).................     1,956      (557)     267      396     3,696      750
                                               --------  --------  -------  -------  --------  -------
    Net realized and unrealized gain
     (loss)..................................    19,358     9,463      622    5,284     4,742      847
                                               --------  --------  -------  -------  --------  -------

  Net increase (decrease) in net assets from
    operations...............................    19,328     9,395      603    5,970     4,853      871
                                               --------  --------  -------  -------  --------  -------

POLICY TRANSACTIONS:
  Net premiums...............................     6,874     3,393    3,103    7,297     7,867    7,875
  Terminations...............................        --        --       --   (1,415)       --       --
  Insurance and other charges................      (313)     (267)     (83)    (533)     (453)    (214)
  Transfers between sub-accounts (including
    fixed account), net......................   (15,057)   (6,551)    (272)    (570)   13,549       --
  Other transfers from (to) the General
    Account..................................         1     1,335       --        1        --       28
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --       --        --     (129)
                                               --------  --------  -------  -------  --------  -------
  Net increase (decrease) in net assets from
    policy transactions......................    (8,495)   (2,090)   2,748    4,780    20,963    7,560
                                               --------  --------  -------  -------  --------  -------

  Net increase (decrease) in net assets......    10,833     7,305    3,351   10,750    25,816    8,431

NET ASSETS:
  Beginning of year..........................    11,698     4,393    1,042   36,458    10,642    2,211
                                               --------  --------  -------  -------  --------  -------
  End of year................................  $ 22,531  $ 11,698  $ 4,393  $47,208  $ 36,458  $10,642
                                               --------  --------  -------  -------  --------  -------
                                               --------  --------  -------  -------  --------  -------

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                      T. ROWE PRICE                     DGPF
                                                   INTERNATIONAL STOCK          INTERNATIONAL EQUITY
                                               ---------------------------  ----------------------------
                                                 YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                 1998      1997     1996      1998      1997      1996
                                               --------  --------  -------  --------  --------  --------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  2,242  $    989  $   170  $  4,001  $  1,076  $    585
  Mortality and expense risk fees............    (1,382)     (625)    (102)   (1,217)     (613)     (180)
  Administrative expense fees................      (390)     (177)     (28)     (343)     (173)      (50)
                                               --------  --------  -------  --------  --------  --------
    Net investment income (loss).............       470       187       40     2,441       290       355
                                               --------  --------  -------  --------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................       791     1,401      101        --        --       157
  Net realized gain (loss) from sales of
    investments..............................     7,871     6,413    3,240    14,098     9,879        12
                                               --------  --------  -------  --------  --------  --------
  Net realized gain (loss)...................     8,662     7,814    3,341    14,098     9,879       169
  Net unrealized gain (loss).................    12,711    (2,178)     (74)    6,737    (1,771)    2,667
                                               --------  --------  -------  --------  --------  --------
    Net realized and unrealized gain
     (loss)..................................    21,373     5,636    3,267    20,835     8,108     2,836
                                               --------  --------  -------  --------  --------  --------

  Net increase (decrease) in net assets from
    operations...............................    21,843     5,823    3,307    23,276     8,398     3,191
                                               --------  --------  -------  --------  --------  --------

POLICY TRANSACTIONS:
  Net premiums...............................    17,411    20,514   15,072    16,142    10,520     1,484
  Terminations...............................        --        --       --        --        --        --
  Insurance and other charges................      (947)     (457)    (189)     (887)     (284)      (32)
  Transfers between sub-accounts (including
    fixed account), net......................    37,460    60,565    2,324    14,560    55,900    15,871
  Other transfers from (to) the General
    Account..................................       117       (96)       1       164      (184)       (1)
  Net increase (decrease) in investment by
    Sponsor..................................        --        --       --        --        --        --
                                               --------  --------  -------  --------  --------  --------
  Net increase (decrease) in net assets from
    policy transactions......................    54,041    80,526   17,208    29,979    65,952    17,322
                                               --------  --------  -------  --------  --------  --------

  Net increase (decrease) in net assets......    75,884    86,349   20,515    53,255    74,350    20,513

NET ASSETS:
  Beginning of year..........................   107,552    21,203      688    99,997    25,647     5,134
                                               --------  --------  -------  --------  --------  --------
  End of year................................  $183,436  $107,552  $21,203  $153,252  $ 99,997  $ 25,647
                                               --------  --------  -------  --------  --------  --------
                                               --------  --------  -------  --------  --------  --------

   The accompanying notes are an integral part of these financial statements.

                              INHEIRITAGE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Inheiritage Account (Inheiritage) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on May 1, 1995, for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Inheiritage are clearly identified and distinguished from the other assets and liabilities of the Company. Inheiritage cannot be charged with liabilities arising out of any other business of the Company.

    Inheiritage is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Inheiritage currently offers twenty-one Sub-Accounts under the policies. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS) (successor to Allmerica Investment Management Company, Inc.), a wholly-owned subsidiary of the Company; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II) managed by Fidelity Management & Research Company (FMR); or of T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisers, Ltd. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, and DGPF (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Effective January 9, 1998, Small-Mid Cap Value Fund was renamed Select Value Opportunity Fund.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Inheiritage. Therefore, no provision for income taxes has been charged against Inheiritage.

                              INHEIRITAGE ACCOUNT

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1998 were as follows:

                                               PORTFOLIO INFORMATION
                                          -------------------------------
                                                                    NET
                                                                   ASSET
                                                                   VALUE
                                          NUMBER OF   AGGREGATE     PER
INVESTMENT PORTFOLIO                       SHARES       COST       SHARE
----------------------------------------  ---------   ---------   -------
  Growth................................   157,778    $416,544    $2.825
  Investment Grade Income...............    27,495      30,884     1.132
  Money Market..........................   688,802     688,802     1.000
  Equity Index..........................   152,446     427,908     3.408
  Government Bond.......................        --          --     1.068
  Select Aggressive Growth..............   215,648     485,542     2.460
  Select Growth.........................   279,771     591,428     2.428
  Select Growth and Income..............   122,372     186,793     1.779
  Select Value Opportunity*.............   208,085     355,610     1.685
  Select Income.........................    11,736      12,186     1.032
  Select International Equity...........   188,638     291,097     1.542
  Select Capital Appreciation...........   151,312     244,669     1.640
  Select Emerging Markets...............        20          20     0.784
  Select Strategic Growth...............        20          20     0.973
  Fidelity VIP High Income..............    16,928     194,627    11.530
  Fidelity VIP Equity-Income............    26,441     590,898    25.420
  Fidelity VIP Growth...................    16,035     588,862    44.870
  Fidelity VIP Overseas.................     1,124      20,900    20.050
  Fidelity VIP II Asset Manager.........     2,600      42,280    18.160
  T. Rowe Price International Stock.....    12,633     172,954    14.520
  DGPF International Equity.............     9,299     145,450    16.480

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of 0.90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The mortality and expense risk charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. During the first 15 policy years, the Company also charges each Sub-Account 0.25% per annum based on the average

                              INHEIRITAGE ACCOUNT

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values and paid to the Company on a daily basis.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is the principal underwriter and general distributor of Inheiritage, and does not receive any compensation for sales of Inheiritage policies. Commissions are paid to registered representatives of Allmerica Investments and to certain independent broker-dealers by the Company. As the current series of policies have a surrender charge, no deduction is made for sales charges at the time of the sale. For the year ended December 31, 1998 the Company received $9,950 for surrender charges, and for the years ended December 31, 1997 and 1996, there were no surrender charges applicable to Inheiritage.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Inheiritage satisfies the current requirements of the regulations, and it intends that Inheiritage will continue to meet such requirements.

                              INHEIRITAGE ACCOUNT

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Inheiritage during the year ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                      PURCHASES      SALES
-------------------------------------------------------  -----------  -----------
  Growth...............................................  $   729,725  $   598,844
  Investment Grade Income..............................       28,754          471
  Money Market.........................................   13,662,973   13,539,000
  Equity Index.........................................      167,318       21,746
  Government Bond......................................       25,513       47,714
  Select Aggressive Growth.............................      315,350      146,365
  Select Growth........................................    1,171,774      895,355
  Select Growth and Income.............................       70,962        9,424
  Select Value Opportunity*............................      356,138      272,806
  Select Income........................................       21,898        9,613
  Select International Equity..........................   10,055,477   10,050,417
  Select Capital Appreciation..........................      106,675       22,064
  Select Emerging Markets..............................           20           --
  Select Strategic Growth..............................           20           --
  Fidelity VIP High Income.............................    2,905,809    2,839,248
  Fidelity VIP Equity-Income...........................      301,547       18,526
  Fidelity VIP Growth..................................      640,054      415,740
  Fidelity VIP Overseas................................    1,672,717    1,680,533
  Fidelity VIP II Asset Manager........................       27,279       18,266
  T. Rowe Price International Stock....................      336,166      280,864
  DGPF International Equity............................      969,544      937,124
                                                         -----------  -----------
    Totals.............................................  $33,565,713  $31,804,120
                                                         -----------  -----------
                                                         -----------  -----------

* Name changed. See Note 1.

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(E) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF THE REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2 in Prospectus A.
Cross-reference to items required by form N-8B-2 in Prospectus B.
Prospectus A consisting of ___ pages.
Prospectus B consisting of ___ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

     1.   Actuarial Consent
     2.   Opinion Counsel
     3.   Consent of Independent Accountants

The following exhibits:

     1.  Exhibit 1    (Exhibits required by paragraph A of the instructions to
                      Form N-8B-2)

         (1) Certified copy of Resolutions of the Board of Directors of the Company of August 20, 1991 authorizing the establishment of the Inheiritage Account was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

         (2)   Not Applicable.

         (3)   (a)  Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

               (b) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

               (c) Sales Agreements (Select) were previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and are incorporated by reference herein.

               (d) Sales Agreements were previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and are incorporated by reference herein.

               (e) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

               (f) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

               (g) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

         (4)   Not Applicable.

         (5) Policy and initial Policy riders were previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and are incorporated by reference herein. The Preferred Loan Endorsement was previously filed on May 1, 1997 in Post-Effective Amendment No. 6, and is incorporated by reference herein.

         (6) Company's restated Articles of Incorporation and Bylaws were previously filed in Post-Effective Amendment No. 3 on October 1, 1995, and are incorporated by reference herein. Revised Bylaws were previously filed on April 30, 1996 in Post-Effective Amendment No. 4, and are incorporated by reference herein.

         (7)   Not Applicable.

         (8)   (a)  Participation Agreement with Allmerica Investment Trust was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

               (b) Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

               (c) Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

               (d) Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

               (e) Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

               (f) Fidelity Service Agreement was previously filed on April 30, 1996 in Post-Effective Amendment No. 4, and is incorporated by reference herein.

               (g) An Amendment to the Fidelity Service Agreement was previously filed on May 1, 1997 in Post-Effective Amendment No. 6, and is incorporated by reference herein.

               (h) Fidelity Service Contract was previously filed on May 1, 1997 in Post-Effective Amendment No. 6, and is incorporated by reference herein.

               (i) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein

         (9)   (a)  BFDS Agreements for lockbox and mailroom services were previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and are incorporated by reference herein

               (b)  Directors' Power of Attorney is filed herewith.

         (10) Application was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

     2.  Policy and Policy riders are as set forth in Exhibit 1(5) above.

     3.  Opinion of Counsel is filed herewith.

     4.  Not Applicable.

     5.  Not Applicable.

     6.  Actuarial Consent is filed herewith.

     7. Procedures Memorandum dated December, 1993 pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed on April 16, 1998 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

     8.  Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2nd day of April, 1999.


                             INHEIRITAGE ACCOUNT OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                          By:
                             ----------------------------------
                              Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                  Title                                       Date
----------                  -----                                       -----
/s/ Warren E. Barnes        Vice President and Corporate Controller     April 2, 1999
------------------------
Warren E. Barnes

/s/ Edward J. Parry III     Director, Vice President, Chief Financial   April 2, 1999
------------------------    Officer and Treasurer
Edward J. Parry III

/s/ Richard M. Reilly       Director and Vice President                 April 2, 1999
------------------------
Richard M. Reilly

John F. O'Brien*            Director, President and Chief Executive     April 2, 1999
------------------------    Officer

Bruce C. Anderson*          Director and Vice President                 April 2, 1999
------------------------

Robert E. Bruce*            Director, Vice President and Chief         April 2, 1999
------------------------    Information Officer

John P. Kavanaugh*          Director, Vice President and               April 2, 1999
------------------------    Chief Investment Officer

John F. Kelly*              Director, Senior Vice President and        April 2, 1999
------------------------    General Counsel

James R. McAuliffe*         Director                                   April 2, 1999
------------------------

Robert P. Restrepo, Jr.*    Director and Vice President                April 2, 1999
------------------------

Phillip E. Soule*           Director and Vice President                April 2, 1999
------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 1, 1999 duly executed by such persons.

/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact

                                     FORM S-6 EXHIBIT TABLE


Exhibit 1(9)(b)    Directors' Power of Attorney

Exhibit 3          Opinion of Counsel

Exhibit 6          Actuarial Consent

Exhibit 8          Consent of Independent Accountants